UNITED STATES SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Microsoft Corporation

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Notice of Annual Shareholders Meeting and

Proxy Statement 2022

December 13, 2022	Virtual Meeting Site:
8:30 a.m. Pacific Time	virtualshareholdermeeting.com/MSFT22

“Microsoft’s success must always be aligned with the world’s success, and our ambition must extend beyond technology itself to drive global economic growth while creating a more inclusive, equitable, sustainable, and trusted future.”

Satya Nadella,

Chairman and CEO

Microsoft Corporation (“Company”) works to conduct business in ways that are principled, transparent, and accountable to our shareholders and other key stakeholders. We believe doing so generates long-term value. As we work to help everyone achieve more, we are committed to improving our world and reporting our progress.

Focus for Societal Impact

Fundamental to Microsoft’s mission is realizing our enormous opportunities to create technology that benefits everyone on the planet, as well as the planet itself. As we think about our societal impacts, our current areas of focus include:

Trust in technology	Inclusive economic growth	Fundamental rights of people	Sustainability

Note About Forward-Looking Statements

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this report, including the Proxy Summary and Part 2 – Named Executive Officer Compensation. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

Letter from our Chairman and Chief Executive Officer

October 27, 2022

Dear Shareholder,

On behalf of the Board of Directors, it is our pleasure to invite you to the 2022 Annual Shareholders Meeting of Microsoft Corporation (“Annual Meeting”), on December 13, 2022, beginning at 8:30 a.m. Pacific Time. This year’s Annual Meeting will be held in a virtual format through a live webcast. We will provide the webcast of the Annual Meeting at virtualshareholdermeeting.com/MSFT22. In addition, you will have the option to view the Annual Meeting through Microsoft Teams at microsoft.com/investor. A transcript with video and audio of the entire Annual Meeting will be available on the Microsoft Investor Relations website after the meeting. For more information on how to participate in the meeting, please see Part 5 – Information About the Meeting on page 82 in this Proxy Statement.

The Notice of 2022 Annual Shareholders Meeting and this Proxy Statement contain details of the business to be conducted during the Annual Meeting.

Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted. We urge you to promptly vote and submit your proxy (1) via the Internet, (2) by phone, or (3) if you received your proxy materials by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience.

This year’s shareholders Q&A session will include an opportunity to submit questions. You may submit a question in advance of the meeting at proxyvote.com after logging in with the control number (“Control Number”) found next to the label for postal mail recipients or within the body of the email sending you the Proxy Statement. Live questions may be submitted online beginning shortly before the start of the Annual Meeting through

virtualshareholdermeeting.com/MSFT22.

Thank you for your continued investment in Microsoft.

Sincerely,

Satya Nadella

Chairman and Chief Executive Officer

Letter from the Board of Directors

October 27, 2022

Dear Shareholder,

For the past several years, we have started this letter noting the significant business, social, and environmental challenges the world faces and the theme continues this year. We remain incredibly proud of the work Microsoft and its employees have done with our customers and partners to help the world use digital technology to address these challenges. As the Company navigated the turbulent global environment, including the continuing impact of the global pandemic and a war in Ukraine, the Board and executive leadership of Microsoft worked closely to consider the needs of our broad range of stakeholders, including employees, customers, the communities we operate in, partners, suppliers, and of course, our shareholders.

Amidst the challenges, Microsoft once again broke records for financial performance in fiscal year 2022. Microsoft’s leadership and the Company as a whole achieved this through relentless focus on providing technology innovations to make our customers more productive and resilient. As a result, Microsoft delivered strong results for its shareholders, including a return of $46.6 billion in the form of share repurchases and dividends. We look forward to more opportunity ahead as we remain committed to the long-term interests of the Company’s shareholders.

Microsoft continued to provide transparency in its progress towards important environmental and social commitments, including our climate goals, our progress towards advancing diversity and inclusion across our workforce, and the Racial Equity Initiative goals we are committed to meet by 2025. For more information on these initiatives and information across a breadth of environmental, social, and governance topics, we encourage you to read the progress reports Microsoft published over the course of the past fiscal year which are available at microsoft.com/transparency and microsoft.com/csr.

Beyond Microsoft’s own commitments, the Company continues to emphasize its mission to empower every person and every organization on the planet to achieve more. A litmus test for the Company is not only what it is doing by or for itself, but what it is doing to help others accomplish more. With that in mind, Microsoft is working to infuse what we have learned from our environmental and social commitments into new tools, products, and services that help our partners and customers. These include Microsoft Cloud for Sustainability, Microsoft Security Solutions, and data privacy tools with Microsoft Priva. This approach not only multiplies the impacts of Microsoft’s environmental and social commitments, but also drives new innovations and revenues that drive future business growth.

This Proxy Statement describes Microsoft’s corporate governance policies and practices that foster the Board’s effective oversight of the Company’s business strategies and practices. A key component to our effective governance is the Board’s commitment to provide oversight and perspectives reflecting a diversity of independent views. This year’s Board nominees represent a wide range of backgrounds and expertise. We believe our diversity of experiences, perspectives, and skills contributes to the Board’s effectiveness in managing risk and providing guidance that positions Microsoft for long-term success in a dynamically changing business environment. Of the 12 Board nominees, 11 are independent, which includes our Lead Independent Director and all Committee chairs and members.

Also this year, the Board of Directors changed the name of its Regulatory and Public Policy Committee to the Environmental, Social, and Public Policy Committee. We believe the new name, which became effective June 1, 2022, better reflects the committee’s existing responsibility to assist the Board in overseeing policies and programs and related risks that concern important environmental and social matters such as environmental sustainability, privacy, trade, digital safety, responsible artificial intelligence, and competition and antitrust.

The Proxy Statement also includes information about all of the management and shareholder proposals up for a vote at the Company’s Annual Meeting. We value your vote and we encourage you to use one of the options laid out in this proxy to vote your shares whether or not you plan to join us for the Annual Meeting. As we look ahead, we continue to see tremendous opportunities for the Company’s business and shareholder value creation, with the ability to deliver positive impacts at a global scale. We appreciate your investment in Microsoft and thank you for the trust you place in us and the opportunity to serve you and our Company as directors.

Sincerely,

Your Board of Directors

Notice of 2022 Annual Shareholders Meeting

Date	December 13, 2022

Time	8:30 a.m. Pacific Time

Virtual Meeting	This year’s meeting is a virtual shareholders meeting at virtualshareholdermeeting.com/MSFT22

Record Date	October 12, 2022. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	Make your vote count. Please vote your shares promptly to ensure the presence of a quorum during the Annual Meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope with postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option. We are requesting your vote to:

Items of Business

•  Elect the 12 director nominees named in this Proxy Statement

•  Approve, on a nonbinding advisory basis, the compensation paid to our named executive officers (“say-on-pay vote”)

•  Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2023

•  Vote on six shareholder proposals, if properly presented at the Annual Meeting

•  Transact other business that may properly come before the Annual Meeting

Address of Corporate Headquarters	One Microsoft Way, Redmond, WA 98052

Meeting Details	See Part 5 – Information About the Meeting for details.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 13, 2022. Our 2022 Proxy Statement and Annual Report to Shareholders are available at microsoft.com/investor.

By Order of the Board of Directors

Hossein Nowbar

Secretary

Redmond, Washington

October 27, 2022

2022 PROXY STATEMENT     i

Proxy Statement Table of Contents

ii

2022 PROXY STATEMENT     iii

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read this entire Proxy Statement carefully before voting.

Annual Shareholders Meeting

Date: December 13, 2022

Time: 8:30 a.m. Pacific Time

Meeting Agenda:

The meeting will cover the proposals listed under Voting Matters and Vote Recommendations below, and any other business that may properly come before the meeting.

Place: virtualshareholdermeeting.com/MSFT22
Record Date: October 12, 2022 Mailing Date: This Proxy Statement was first mailed to shareholders on or about October 31, 2022.

Voting:

Shareholders as of the record date are entitled to vote. Each share of common stock of Microsoft Corporation (“Company”) is entitled to one vote for each director nominee and one vote for each proposal.

Vote in Advance of the Meeting
Vote your shares at proxyvote.com. Have your Notice of Internet Availability or proxy card for the 16-digit Control Number needed to vote.

Call toll-free number 1-800-690-6903.

Sign, date, and return the enclosed proxy card or voting instruction form.

Vote Online During the Meeting
See page 82 in Part 5 – Information About the Meeting for details on voting your shares during the meeting through proxyvote.com.

Voting Matters and Vote Recommendations

See Part 4 – Proposals to be Voted on During the Meeting for more information.

	Board Recommends	See Page
Management Proposals

Election of 12 Directors	FOR	66

Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”)	FOR	67

Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2023	FOR	69

Shareholder Proposals

Cost/Benefit Analysis of Diversity and Inclusion	AGAINST	70

Report on Hiring of Persons with Arrest or Incarceration Records	AGAINST	72

Report on Investment of Retirement Funds in Companies Contributing to Climate Change	AGAINST	74

Report on Government Use of Microsoft Technology	AGAINST	76

Report on Development of Products for Military	AGAINST	78

Report on Tax Transparency	AGAINST	80

2022 PROXY STATEMENT     1

Our Director Nominees

See Part 1 – Governance and our Board of Directors for more information.

The following table provides summary information about each of the 12 director nominees. Each director is elected annually by a majority of votes cast.

Name Occupation	Age	Director Since	Independent	Other Public Boards	Committee Memberships
					AC	CC	ESPP	GN

Reid G. Hoffman General Partner, Greylock Partners	55	2017	Yes	2

Hugh F. Johnston Vice Chairman, Executive Vice President, and CFO, PepsiCo, Inc.	61	2017	Yes	1

Teri L. List Former Executive Vice President and CFO, The Gap, Inc.	59	2014	Yes	3

Satya Nadella Chairman and CEO, Microsoft Corporation	55	2014	No	1

Sandra E. Peterson Operating Partner, Clayton, Dubilier & Rice, LLC	63	2015	Yes	1

Penny S. Pritzker Founder and Chairman, PSP Partners, LLC	63	2017	Yes	0

Carlos A. Rodriguez CEO and Director, Automatic Data Processing, Inc.	58	2021	Yes	1

Charles W. Scharf CEO, President, and Director, Wells Fargo & Company	57	2014	Yes	1

John W. Stanton Founder and Chairman, Trilogy Partnerships	67	2014	Yes	2

John W. Thompson Lead Independent Director, Microsoft Corporation; Former CEO and Director, Virtual Instruments Corporation	73	2012	Yes	1

Emma N. Walmsley CEO and Director, GSK plc	53	2019	Yes	1

Padmasree Warrior Founder, President, and CEO, Fable Group, Inc.	62	2015	Yes	1

AC: Audit Committee CC: Compensation Committee ESPP: Environmental, Social, and Public Policy Committee (formerly the Regulatory and Public Policy Committee) GN: Governance and Nominating Committee	Chair Member Financial Expert and Member

2

Executive Compensation Advisory Vote

Our Board recommends that shareholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“Named Executives”) as described in this Proxy Statement (“say-on-pay vote”), for the reasons below.

Pay for Performance

We have executed on our pay for performance philosophy.

•  Over 95% of the annual target compensation opportunity for the CEO is performance-based and over 50% for our other Named Executives

•  Our annual cash incentive is determined based on pre-established financial targets (70% for our CEO and 50% for our other Named Executives), with the other portion determined based on operational performance in three weighted performance categories

• The metrics for our performance stock awards are reviewed annually to ensure they reflect key business developments that drive long-term growth

• Our performance stock awards (“PSAs”) include a relative total shareholder return (“TSR”) modifier to reward significant positive outperformance and reduce rewards for underperformance to align executives’ and shareholders’ long-term interests

•  At least 70% of target compensation for our Named Executives was equity-based, with average across all Named Executives over 80%, providing incentives to drive long-term business success and direct alignment with returns to shareholders

Sound Program Design

We design our executive compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership, while considering individual and Company performance and alignment with the long-term interests of our shareholders. We achieve our objectives through compensation that:

• Provides a competitive total pay opportunity • Delivers a majority of pay based on performance • Consists primarily of stock-based compensation	• Enhances long-term focus through multi-year performance requirements or vesting of stock-based compensation • Does not encourage unnecessary and excessive risk taking

See Part 2 – Named Executive Officer Compensation for more information.

2022 PROXY STATEMENT     3

Business Overview

Our Business Performance

In fiscal year 2022, we continued to achieve strong business results, focusing on enabling the success and earning the trust of our customers. We continue to innovate and expand our offerings to enable the opportunities that the era of intelligent cloud and intelligent edge is creating for our customers. We work to serve as a trusted partner to our customers, accelerating their digital transformations through our key cloud technologies, productivity tools, and artificial intelligence assets.

Fiscal Year 2022 Business Performance Percentages are year-over-year

Revenue ( 18%) $198.3 billion	Operating Income ( 19%) $83.4 billion	Net Income ( 19%) $72.7 billion	Diluted Earnings per Share ( 20%) $9.65

Other highlights from fiscal year 2022 included:

• Microsoft Cloud (formerly commercial cloud) revenue increased 32% to $91.2 billion

• Office Commercial products and cloud services revenue increased 13%

• Office Consumer products and cloud services revenue increased 11%

• Linkedln revenue increased 34%

• Dynamics products and cloud services revenue increased 25%

• Server products and cloud services revenue increased 28%

• Windows original equipment manufacturer licensing (“Windows OEM”) revenue increased 11%

• Windows Commercial products and cloud services revenue increased 11%

• Xbox content and services revenue increased 3%

• Search and news advertising revenue, excluding traffic acquisition costs, increased 27%

• Surface revenue increased 3%

Key performance metrics are defined in our Form 10-K for the fiscal year ended June 30, 2022.

Strong Long-Term Performance

Total Shareholder Return* through June 30, 2022	Our total shareholder return and total cash returned to shareholders over the past three years have continued to be strong.	Total Cash Returned to Shareholders (in billions)

* Total shareholder return includes reinvestment of dividends.

4

Governance and Board Best Practices

Our mission to empower every person and every organization on the planet to achieve more is ambitious, and we cannot fulfill it with a narrow or short-term focus. Our adoption of leading governance practices fosters our sustained business success over the long term. Strong corporate governance, informed by participation from our shareholders, is essential to achieving our mission. During fiscal year 2022, independent members of our Board and members of management engaged with a cross-section of shareholders owning approximately 50% of our shares and provided shareholder feedback to the Board.

Our Board believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility. Of our 12 Board nominees, 11 are independent. Having an independent Board is a core element of our governance philosophy.

Our Director Nominees

Board Diversity
8

Financial
6

Global Business
11

Leadership
12

Mergers and Acquisitions
12

Sales and Marketing
5

Technology
7

Independent, Effective Board Oversight

•  Lead Independent Director

•  11 of 12 director nominees are independent

•  All committee chairs and members are independent

•  Board-adopted refreshment commitment to maintain an average tenure of 10 years or less for its independent directors as a group

•  The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of potential Board nominees and CEO candidates

•  Executive sessions provided for all quarterly Board and committee meetings

•  Annual Board and committee evaluations, periodically using a third-party facilitator to conduct the evaluations

•  Director orientation and continuing education and strategy programs for directors

•  All current Audit Committee members meet the Nasdaq Stock Market LLC (“Nasdaq”) listing standard of financial sophistication, and three members are audit committee financial experts under the Securities and Exchange Commission (“SEC”) rules

2022 PROXY STATEMENT     5

Shareholder Rights

• Single class of stock with equal voting rights

• All directors are elected annually

• Directors are elected by majority vote in uncontested elections

• Confidential voting policy

• 15% of outstanding shares can call a special meeting

• Our Bylaws provide for “proxy access” by shareholders

See Part 1 – Governance and our Board of Directors and Part 5 – Information About the Meeting for more information.

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1. Governance and our Board of Directors

Earning Trust

Earning the trust of our customers, partners, shareholders, and other stakeholders is the foundation of our business success and is fundamental to realizing Microsoft’s mission to empower every person and every organization on the planet to achieve more. The Board of Directors is committed to building trust through strong corporate governance, effective oversight, and strategic engagement. Together, these ensure accountability and position Microsoft for sustained success in a turbulent world.

Like many in the investor community, the Board and Microsoft’s leaders recognize the interconnections between corporate governance and effective business responses to pressing environmental and social challenges. In considering these challenges, Microsoft and its Board have proactively engaged with investors to learn from their perspectives and to share the Company’s approach, as well as considering best practices from our industry peers, partners, customers, and the broader business community. Microsoft’s Board and management team understand that the work the Company does across a spectrum of environmental and social areas makes an important contribution to the Company’s long-term financial performance and growth. We are committed to building and executing on strategies to help foster a healthy planet and advance a more inclusive global economy that fosters additional growth opportunities for everyone.

From our CEO and senior management and throughout our organization, we are working to conduct our business in principled ways that make a significant, positive impact on important global issues. Microsoft’s Board of Directors and senior leadership appreciate the increasing focus of employees, shareholders, regulators, and other important stakeholders on the effective management and Board oversight of climate change and a broad range of other environmental and social matters. With this in mind, the Board of Directors changed the name of its Regulatory and Public Policy Committee to the Environmental, Social, and Public Policy Committee. The new name, which became effective June 1, 2022, better reflects the committee’s existing responsibility to assist the Board in overseeing policies and programs and related risks that concern important environmental and social matters such as environmental sustainability, privacy, trade, digital safety, responsible artificial intelligence, human rights, and competition and antitrust. The Audit Committee, Compensation Committee, and Governance and Nominating Committee also have responsibilities relating to environmental, social, and governance (“ESG”) topics.

Concrete Commitments Plus Transparency Drive Results

We hold ourselves accountable by publicly reporting on our policies, practices, and performance to provide our stakeholders visibility into how we are meeting our commitments and responsibilities. We believe our position in the world demands it, and we are confident that it is critical to fostering our long-term business success. Our Reports Hub available at

microsoft.com/transparency provides a consolidated, comprehensive view of our ESG reporting and data ranging from our carbon footprint to workforce demographics to political donations. We work to align our ESG reporting to commonly used global standards such as those provided by the Task Force on Climate-Related Financial Disclosures (“TCFD”). In addition, we were among the first companies to align our human rights work with the United Nations Guiding Principles on Business and Human Rights and to adopt the United Nations Guiding Principles Reporting Framework.

Recognizing the interest of shareholders in establishing greater transparency about corporate political contributions, we disclose our political contributions to support candidates and ballot measures and how certain of our trade association membership dues are used for political activities. As part of our commitment to transparency, we developed the Principles and Policies for Guiding Microsoft’s Participation in the Public Policy Process in the U.S., which focuses on ensuring compliance with applicable federal and state laws and goes beyond compliance to implement what we consider leading practices in corporate accountability, transparency, integrity, and responsibility. The policy is available at microsoft.com/public-policy-engagement.

The corporate governance policies and practices described throughout this Proxy Statement and the effective, engaged Board oversight they foster provide the foundation for all of our ESG commitments.

Engagement with Environmental and Social Topics

Below are four of our most important ESG initiatives that we know are of interest to many of our shareholders and other stakeholders based on feedback we have received. A wide range of information about other environmental and social topics is available at microsoft.com/csr.

2022 PROXY STATEMENT	7

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Environmental Sustainability

Our strategy for a sustainable future focuses on climate, ecosystems, water, and waste. In January 2020, we announced a bold commitment and detailed plan to be carbon negative by 2030, and to remove from the environment by 2050 all the carbon we have emitted since Microsoft’s founding in 1975. This included a commitment to invest $1 billion over four years in new technologies and innovative climate solutions. We built on this pledge by adding commitments to be water positive by 2030, zero waste by 2030, and to protect ecosystems by developing a Planetary Computer. Furthermore, we enhanced transparency by subjecting the data in our annual sustainability report to third-party review and accountability by including progress on sustainability goals as a factor in determining executive pay. Our second year progress report on meeting these commitments is available at aka.ms/MSFTsustainabilityreport2021 and the latest information is available at microsoft.com/environment. Microsoft’s Environmental, Social, and Public Policy Committee provides oversight and guidance on Microsoft’s environmental sustainability strategy and commitments.

Human Capital

We aim to recruit, develop, and retain world-changing talent from a diversity of backgrounds. To foster their success and ours, we seek to create an environment where people can do their best work – a place where they can proudly be their authentic selves and where they know their needs can be met. We’ve used the concept of a growth mindset to transform our culture. It starts with a belief that everyone can grow and develop; that potential is nurtured, not predetermined; and that anyone can change their mindset. We’re also working to transform our human resources function using data, technology, process excellence, and investing in our people. As part of our effort to promote an inclusive culture where all employees have a sense of “One Microsoft”, we expanded stock eligibility to all Microsoft employees as part of our annual rewards process. This includes all non-exempt and exempt employees and equivalents across the globe, including business support professionals and datacenter and retail employees. For the fiscal year 2022 rewards period, 100% of our employees who were eligible for our annual performance rewards were eligible for stock grants. We’ve worked to evolve our employee benefits to be more holistic and inclusive to align to our culture.

Over the past several years we’ve sought to drive inclusive opportunity by providing increased transparency on our diversity and inclusion (“D&I”) commitments and making progress in applying and advancing D&I practices across our workplace, including a focus on allyship, behavior modeling, broadening our search for talent, and nurturing employee advocacy groups. Information regarding our diversity and racial equity initiatives is available at microsoft.com/diversity and microsoft.com/racial-equity-initiative, and our general approach to human capital management in the “Human Capital Resources” section of our Form 10-K for the fiscal year ended June 30, 2022. Microsoft’s Board and its Compensation Committee provide oversight and guidance to management on workplace and culture.

Privacy and Cybersecurity

Microsoft is committed to integrating privacy and security into product, service, and technology design. As we articulate in our Privacy Principles, we value, protect, and defend privacy and empower people and organizations to control their data and have meaningful choices in how it is used (see microsoft.com/privacy). We have extended California privacy protections to customers across the U.S. and European Union privacy protections to customers globally. We advocate for strong, comprehensive, and interoperable privacy laws. Microsoft has also continued to provide options for customers to manage and control their data and launched new tools to help organizations identify and manage privacy risks and make smart data handling decisions. More information is available at microsoft.com/privacy. Microsoft’s Environmental, Social, and Public Policy Committee provides oversight and guidance on Microsoft’s privacy policies and programs.

Cybersecurity is a central challenge in the digital age and this past fiscal year we announced our intent to invest $20 billion over five years to accelerate efforts to integrate cybersecurity protection by design and deliver advanced enterprise security solutions. Every service and product line at Microsoft has a dedicated security team as well as cross-company researchers, analysts, and other experts supporting our security products and services. We have established specialized groups such as the Microsoft Threat Intelligence Center focused on threat tracking, and the Microsoft Digital Crimes Unit, which partners with law enforcement agencies around the world to fight cybercrime. Microsoft’s Board maintains direct oversight over cybersecurity risk. The Board receives and provides feedback on regular updates from management regarding cybersecurity governance processes, the status of projects to strengthen internal cybersecurity, security features of the products and services we provide our customers, and the results of security breach simulations.

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Racial Equity Initiative

Microsoft’s Racial Equity Initiative is a series of commitments designed to address the injustice and inequity experienced by racial and ethnic minorities in the U.S., including Black and African American communities, which centers on three multi-year pillars:

Increasing our representation and strengthening inclusion. We are building on our momentum, adding a $150 million investment to strengthen inclusion and double the number of U.S. Black and African American, and Hispanic and Latinx leaders by 2025.

Evolving our ecosystem. We are using our balance sheet and relationships with suppliers and partners to foster societal change and create new opportunity.

Strengthening our communities. We are using data, technology, and partnerships to help improve the lives of Black and African American people in the U.S., which also includes our employees and their communities.

Details on the components of this important initiative and a fact sheet on our progress two years after its launch are available at microsoft.com/racial-equity-initiative. Microsoft’s Board, its Environmental, Social, and Public Policy Committee, and its Compensation Committee provide oversight on many aspects of the Company’s commitments through its Racial Equity Initiative.

A Code of Conduct that Drives Compliance and Culture

As our shareholders and other stakeholders increasingly focus on the importance of ESG topics, Microsoft benefits from our longstanding commitments to conducting our business in ways that are principled, transparent, and accountable. The foundation of these commitments is expressed in Microsoft’s Standards of Business Conduct (our “Trust Code”) at aka.ms/policiesandguidelines which apply to our employees, officers, Board of Directors, and our subsidiaries and controlled affiliates across the globe. These Standards require not only legal compliance, but also broader commitments to address accessibility, diversity and inclusion, human rights, and privacy. In support of the Trust Code, we strive to build a workplace culture that embraces learning and fosters trust – a culture where every employee feels free to ask questions and raise concerns when something doesn’t seem right. We extend our high expectations to suppliers who do business with Microsoft, requiring them to uphold the human rights, labor, health and safety, environmental, and business ethics practices prescribed in our Supplier Code of Conduct at aka.ms/scoc.

Board of Directors Oversight Roles

Shareholders elect our Board to serve their long-term interests and to oversee management. Our Board and its committees work closely with management to provide oversight, review, and counsel related to long-term strategy, risks and opportunities, and feedback from shareholders. Our Board works with management to determine our mission and long-term strategy. It also oversees business affairs, integrity, risk management, CEO succession planning, and performs the annual CEO evaluation. Our Board looks to the expertise of its committees to provide strategic oversight in their areas of focus. Significant oversight areas are provided below.

Strategy

Led by our CEO, senior management develops and executes our business strategy. They manage our operations and work to model our desired culture, create innovative products, establish accountability, and control risk. Our CEO and senior management also align our structure, operations, people, policies, and compliance efforts to our mission and strategy.

Overseeing management’s development and execution of the Company’s strategy is one of our Board’s primary responsibilities. The Board works closely with senior management to respond to a dynamic business environment. Management benefits from the insights and perspectives of a diverse mix of directors with complementary qualifications, expertise, and attributes. Senior management and other leaders from across the Company provide business and strategy updates to our Board through regular strategy-focused meetings. At meetings throughout the year, the Board also assesses the strategic alignment of the Company’s budget and capital plan and its strategic acquisition and integration process. For large acquisitions such as LinkedIn, GitHub, ZeniMax Media, Nuance Communications, and our pending acquisition of Activision Blizzard, the Board engages management on a broad range of considerations, such as due diligence findings, valuation, and integration planning.

2022 PROXY STATEMENT	9

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Risk Oversight

The Board of Directors

Effective risk management is critical to Microsoft’s ability to achieve its mission. The Board exercises direct oversight of strategic risks to the Company and other risk areas not delegated to one of the Board’s committees. For example, the Board maintains direct oversight over cybersecurity risk. The Board receives and provides feedback on regular updates from management regarding cybersecurity governance processes, the status of projects to strengthen internal cybersecurity, security features of the products and services we provide our customers, and the results of security breach simulations. The Board also discusses recent incidents throughout the industry and the emerging threat landscape. The committees are charged with specific areas of risk oversight, summarized below, and regularly report back to the full Board.

Audit Committee	Compensation Committee	Environmental, Social, and Public Policy Committee	Governance and Nominating Committee

With the Board, oversees Microsoft’s risk management. Oversees the Company’s financial statements; compliance with legal and regulatory requirements and corporate policies and controls, including controls over financial reporting, computerized information systems and security; and the independent auditor and internal audit function.

	Oversees the Company’s compensation and benefits programs; human capital management and diversity and inclusion principles and programs; senior management succession planning and compensation; and advises the Board on CEO compensation.	Oversees key non-financial regulatory risks; management policies and programs relating to key environmental and social matters, including climate change and environmental sustainability, competition and antitrust, privacy, trade, digital safety, responsible artificial intelligence, accessibility, human rights, and responsible sourcing; and reviews government relations activities and public policy agenda.	Oversees director selection and succession planning; Board effectiveness and independence, committee functions and charters; adherence to our corporate governance framework; and other corporate governance matters.

Company Management

The Board, in consultation with each of its committees, oversees Company management in exercising its responsibility managing risk.

The Board of Directors relies upon senior management to supervise risk management activities within the Company. Senior management is responsible for developing a continuously improving culture of risk-aware practices to identify and manage the appropriate level of risk in pursuit of our business objectives. On a regular basis, the Board and its committees engage with our senior management, our chief risk executive and chief compliance officer, and other members of management on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis. Senior management is supported in these efforts through the operation of our enterprise risk management program. The program involves the input of management, the enterprise risk organization, a risk management community within our business teams, and subject matter experts from across the Company, and drives the identification, prioritization, and mitigation of the Company’s most significant risks. In addition, risk management is supported by our compliance organization, investigatory teams, internal audit and external audit reviews, and our legal department. Microsoft has also established robust standards of business conduct that apply to all employees globally and provides numerous methods for employees to elevate risk concerns directly to management or through anonymous channels.

Culture and Workplace

Our culture isn’t what we talk or write about; it’s what we live every day. Our senior management holds itself accountable for modeling the culture we strive for. We focus on creating a respectful, rewarding, diverse, and inclusive work environment where people can thrive, where they can do their best work, where they can proudly be their authentic selves, guided by our values, and where they know their needs can be met. Key to this environment is cultivating a growth mindset, where our workforce is focused on learning, listening, and growing. We have identified four attributes that allow growth mindset to flourish:

•	Obsessing over what matters to our customers

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•	Becoming more diverse and inclusive in everything we do

•	Operating as “One Microsoft” – a unified company instead of multiple siloed businesses

•	Making a difference in the lives of each other, our customers, and the world around us

Our employee listening systems enable us to gather feedback directly from our workforce to inform our programs and employee needs globally. Seventy percent of employees globally participated in our fiscal year 2022 Employee Signals survey, which covers a variety of topics such as thriving, inclusion, team culture, wellbeing, and learning and development. Throughout the fiscal year, we collected over 75,000 Daily Pulse employee survey responses. During fiscal year 2022, our Daily Pulse surveys gave us invaluable insights into ways we could support employees through the COVID-19 pandemic, addressing racial injustice, the war in Ukraine, and their general wellbeing. In addition to Employee Signals and Daily Pulse surveys, we gain insights through onboarding, internal mobility, leadership, performance and development, exit surveys, internal Yammer channels, employee Q&A sessions, and AskHR Service support. The Board and the Compensation Committee engage with senior management, including Human Resources executives, across a broad range of human capital management topics. Management prepares and reviews with the Board a variety of materials including culture, succession planning and development, compensation, benefits, employee recruiting and retention, and diversity and inclusion. Additionally, each year the Compensation and Audit Committees evaluate management’s annual assessment of risk related to our compensation policies and practices, including reviewing the work of management’s Sales Incentive Compensation Governance Committee.

Microsoft Board Review of Sexual Harassment and Gender Discrimination Policies

In early 2022, the Board initiated a review of the effectiveness of the Company’s sexual harassment and gender discrimination policies and practices. This review responds to an advisory shareholder resolution approved by shareholders at the 2021 Annual Meeting.

Recognizing the importance of these issues to employees, shareholders, and other stakeholders, the Board directed that a third-party assessment be conducted to address the full scope of the proposal passed at the Annual Meeting. Throughout the year, law firm ArentFox Schiff LLP has worked diligently to review and assess the Company’s policies and procedures relating to sexual harassment and gender discrimination, including reviewing the Company’s internal documents, interviewing executives and employees, and benchmarking against best practices at other companies. Following delivery of the report to the Company, the Board has committed to publish a thorough transparency report for employees, shareholders, and the public, which is planned to be released in mid-November 2022 in advance of Microsoft’s next Annual Meeting.

Our Governance Structure

Framework

We have developed a corporate governance framework designed to ensure our Board has the authority and practices in place to review and evaluate our business operations and to make decisions independent of management. Our goal is to align the interests of directors, management, and shareholders, and comply with or exceed the requirements of the Nasdaq Stock Market LLC (“Nasdaq”) and applicable laws and regulations. This framework establishes the practices our Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, director compensation, CEO performance evaluation, management succession planning, and Board committees. The Board is committed to seeking opportunities for improvements on an ongoing basis. Each summer, the Board updates our corporate governance framework based on shareholder feedback, results from the annual shareholders meeting, the Board and committees’ annual assessments, governance best practices, and regulatory developments.

Our Corporate Governance Documents

•  Articles of Incorporation

•  Bylaws

•  Corporate Governance Guidelines

•  Director Independence Guidelines

•  Microsoft Finance Code of Professional Conduct

•  Microsoft Standards of Business Conduct (“Trust Code”)

•  Audit Committee Charter and Responsibilities Calendar

• Compensation Committee Charter

• Environmental, Social, and Public Policy Committee
   Charter

• Governance and Nominating Committee Charter

• Executive Stock Ownership Policy

• Executive Compensation Recovery Policy

• Compensation Consultant Independence Standards

These documents are available on our website at aka.ms/policiesandguidelines.

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Shareholder Rights

Microsoft strives to implement best practices in shareholder rights and to ensure the Company and Board align with the long-term interests of shareholders. We have enhanced our corporate governance framework over time based on input from our Board, shareholders, and other governance experts. Shareholder rights include:

•	Single class of shares with each share entitled to one vote

•	Annual election of all directors (unclassified board)

•	Majority voting standard for directors in uncontested elections

•	Confidential voting policy

•	Shareholders of 15% of outstanding shares have the right to call a special meeting

•

Proxy access bylaw allows groups of up to 20 shareholders holding 3% of shares for at least three years to nominate up to two individuals or 20% of the Board (whichever is greater) for inclusion in the proxy statement and ballot for election at an annual shareholders meeting

Other requirements that align Company and long-term interests of shareholders include:

•	Significant stock ownership requirements for directors, executive officers, and other senior leaders.

•	Strong ‘no-fault’ executive compensation recovery (“clawback”) policy that applies to executive officers, other senior leaders, and our chief accounting officer.

•

Strict hedging and pledging prohibitions against our directors and executive officers hedging their ownership of Microsoft stock, including by trading in options, puts, calls, or other derivative instruments related to Company equity or debt securities. Directors and executive officers are prohibited from purchasing Microsoft stock on margin, borrowing against Microsoft stock held in a margin account, or pledging Microsoft stock as collateral for a loan.

•	Board tenure policy that seeks to maintain an average tenure of 10 years or less for the Board’s independent directors as a group.

•

Public company board service guideline that, absent circumstances that enable the director to have sufficient capacity, generally no director should serve on more than three other public company boards. Directors who are current CEOs should not serve on more than one other public company board.

Shareholder Engagement

Effective corporate governance includes regular, constructive conversations with our shareholders to proactively seek shareholder insights and to answer shareholder inquiries. We maintain an active dialogue with shareholders to ensure we thoughtfully consider a diversity of perspectives on issues including strategy, business performance, risk, culture and workplace topics, compensation practices, and a broad range of ESG issues. As noted above, the Board updates our corporate governance framework each summer based on a number of inputs, including shareholder feedback.

Our Office of the Corporate Secretary coordinates shareholder engagement with Investor Relations and provides a summary of all relevant feedback to our Board. In fiscal year 2022, members of our Board and management engaged with a cross-section of shareholders owning approximately 50% of Microsoft shares. In addition, throughout the year our Investor Relations group engages with our shareholders, frequently along with Satya Nadella, our Chairman and CEO, and Amy Hood, our CFO.

To communicate broadly with our shareholders, we also seek to transparently share ESG information relevant to our shareholders through our Investor Relations website, our Annual Report, this Proxy Statement, our Reports Hub, and in posts on the Microsoft On the Issues blog.

Board Leadership

The Board’s independent directors elected Satya Nadella to the role of Chairman and CEO, and elected John W. Thompson as Lead Independent Director. In his role, Mr. Nadella leverages his deep understanding of the business to elevate the right strategic opportunities and identify key risks and mitigation approaches for the Board’s review. As Lead Independent Director, Mr. Thompson retains significant authority including providing input on behalf of the independent directors on Board agendas and schedules, calling meetings of the independent directors, authorizing retention of outside counsel, advisors, or other consultants, setting agendas for executive sessions, leading performance evaluations of the CEO, and overseeing CEO succession planning. Additional information about the role of the Lead Independent Director is available under ‘Key Elements of Board Independence at Microsoft’ below.

The Board does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. The independent directors annually appoint a Chairman of the Board. To ensure robust independent

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leadership on the Board, if the individual appointed as Chairman is not an independent director, or when the independent directors determine that it is in the best interests of the Company, the independent directors will also annually appoint a Lead Independent Director. Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chairman and Chief Executive Officer, while enabling the Lead Independent Director to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes its programs for overseeing risk, as described in this Part 1 under “Risk Oversight,” would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

CEO Succession

A primary responsibility of the Board is planning for CEO succession and overseeing identification and development of other members of the senior leadership team (“SLT”). The Board and the Compensation Committee work with the CEO and our Chief Human Resources Officer to plan for succession. For the CEO, the succession plan covers identification of internal and external candidates, and professional and leadership development plans for internal candidates. The Board annually reviews the CEO succession plan. The criteria used to assess potential CEO candidates are formulated based on the Company’s business strategies, and include strategic vision, leadership, and operational execution. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of potential CEO candidates. The Board maintains an emergency succession contingency plan that is reviewed on an annual basis by the Board and Governance and Nominating Committee. The plan identifies roles and responsibilities of individuals who would act if an unforeseen event prevented the CEO from continuing to serve. The Compensation Committee reviews with the CEO and reports to the Board on development and succession plans for the other members of the SLT. The Board may review development and succession planning more frequently as it deems necessary or desirable.

Annual Board and Committee Evaluation Process

The Board is committed to a rigorous self-evaluation process. The Governance and Nominating Committee annually evaluates the performance of the Board. In fiscal year 2022, the evaluation included utilizing a third-party facilitator to seek feedback from each director, and the results were reported to and discussed with the Board. The report includes an assessment of the Board’s compliance with the principles in the Corporate Governance Guidelines and identifies areas in which the Board could enhance its performance.

Our evaluation process is designed to elicit feedback on the processes, structure, composition, and effectiveness of the Board. The evaluation results have led to changes to facilitate increased Board effectiveness, including driving clarity on key areas for the Board’s focus over the coming year, focus on sustainable growth strategies for the Company, input on management development and succession planning as well as Board composition and recruiting, and input on how to best operationalize Board meetings in a virtual and hybrid environment.

In addition, each committee annually evaluates its performance and reports the results to the Board. In fiscal year 2022, the evaluation of each committee included an assessment of the committee’s compliance with the principles in the Corporate Governance Guidelines and its charter and identified areas in which the committee could enhance its performance. Results requiring additional review or consideration are discussed at subsequent Board and committee meetings.

Director Attendance

Each quarter, our Board holds two-day meetings comprised of committee and Board meetings. At each quarterly Board meeting, time is set aside for the independent directors to meet without management present. Additional executive sessions are held as needed.

In addition to the quarterly meetings, typically there are other regularly scheduled Board and committee meetings and several special meetings each year. Our Board met nine times during fiscal year 2022. In addition, the Board held periodic meetings dedicated to strategy topics which included presentations and discussions with members of our SLT and other senior management.

Each director nominee attended at least 75% of the aggregate of all fiscal year 2022 meetings of the Board and each committee on which he or she served. In fiscal year 2022, the Board and committees of the Board held a total of 33 meetings. Together, the director nominees attended at least 95% of the combined total meetings of the Board and the committees on which they were members in fiscal year 2022.

Directors are expected to attend the annual shareholders meeting, if practicable. All directors attended the 2021 Annual Meeting.

Director Orientation and Continuing Education

Our orientation programs are designed to familiarize new directors with our businesses, strategies, and policies and assist new directors in developing Company and industry knowledge to optimize their service on the Board.

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Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed programs or programs presented by third parties.

Director Stock Ownership Policy

To align the interests of our directors and shareholders, our directors are required to own Microsoft shares equal in value to at least three times the base annual retainer (cash and stock) payable to a director. Each director must retain 50% of all net shares (post-tax) from the retainer until reaching the minimum share ownership requirement. Stock deferred under the Deferred Compensation Plan for Non-Employee Directors counts toward the minimum ownership requirement. Each of our directors complied with our stock ownership policy in fiscal year 2022.

Derivatives Trading, Hedging, and Pledging

Our directors and executive officers are prohibited from trading in options, puts, calls, or other derivative instruments related to Microsoft equity or debt securities. They also are prohibited from purchasing Microsoft common stock on margin, borrowing against Microsoft common stock held in a margin account, or pledging Microsoft common stock as collateral for a loan. Employees, other than executive officers, are generally permitted to engage in transactions designed to hedge or offset market risk.

Board Independence

The Board’s independence enables it to be objective and critical in carrying out its oversight responsibilities. The Corporate Governance Guidelines provide that a substantial majority of our directors will be independent. The independent members of the Board annually appoint a Lead Independent Director to facilitate the Board’s oversight of management, promote communication between management and our Board, engage with shareholders, and lead consideration of key governance matters.

Key Elements of Board Independence at Microsoft

•  11 of 12 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and management. Except for our Chairman and CEO, Satya Nadella, all director nominees are independent.

•  Board tenure – We are committed to board refreshment. To strike a balance between retaining directors with deep knowledge of the Company and adding directors with a fresh perspective, the Board seeks to maintain an average tenure of 10 years or less for its independent directors as a group. The average tenure for our independent director nominees is 6.1 years. The average tenure is 6.3 years if Mr. Nadella is included.

•  Board diversity – The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of potential Board nominees and CEO candidates.

•  Executive sessions of independent directors – At each quarterly Board meeting, time is set aside for the independent directors to meet in executive session without management present. Additional executive sessions are held as needed.

•  Committee independence – Only independent directors are members of the Board’s committees. Each committee meets regularly in executive session.

•  Independent compensation consultant – The compensation consultant retained by the Compensation Committee is independent of the Company and management as required by the Compensation Consultant Independence Standards.

•  Lead Independent Director – The Lead Independent Director has a clearly defined set of responsibilities, significant authority, and provides independent Board leadership. John W. Thompson was selected by the independent members of the Board to serve as Lead Independent Director. Key responsibilities and authority include:

• Leads the Board meetings when the Chairman and CEO is not present

• Reviews and approves the agenda and schedule for Board meetings

• Calls meetings of the independent directors

• Chairs executive sessions and coordinates activities of the independent directors

• Leads the Board’s annual CEO performance evaluation

• Coordinates Board oversight of CEO succession planning, including maintenance of an emergency succession plan

• Chairs the annual shareholders meeting

• Acts as liaison between the independent directors and the Chairman and CEO

• Authorizes retention of outside counsel, advisors, or other consultants who report directly to the Board

• When requested, represents the Board with internal and external audiences including shareholders

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Board Committees

To support effective corporate governance, our Board delegates certain responsibilities to its committees, who report on their activities to the Board. These committees have the authority to engage legal counsel or other advisors or consultants as they deem appropriate to carry out their responsibilities. Our Board has four standing committees: an Audit Committee, a Compensation Committee, an Environmental, Social, and Public Policy Committee, and a Governance and Nominating Committee.

The table below provides summary information about each director nominee followed by a summary of each committee’s responsibilities. Each committee has a charter describing its specific responsibilities which can be found on our website at aka.ms/boardcommittees.

Membership

Director	Audit	Compensation	Environmental, Social, and Public Policy	Governance and Nominating

Reid G. Hoffman

Hugh F. Johnston

Teri L. List

Satya Nadella

Sandra E. Peterson

Penny S. Pritzker

Carlos A. Rodriguez

Charles W. Scharf

John W. Stanton

John W. Thompson

Emma N. Walmsley

Padmasree Warrior

Number of meetings in fiscal year 2022	9	5	4	6

		Chair Member Financial Expert and Member

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Audit

•  Oversee the work of our accounting function and internal control over financial reporting

•  Oversee internal auditing processes

•  Inquire about significant risks, review our policies for enterprise risk assessment and risk management, and assess the steps management has taken to control these risks

•  Review with management policies, practices, compliance, and risks relating to our investment portfolio

•  Review with management the Company’s business continuity and disaster preparedness planning

•  Review compliance with significant applicable legal, ethical, and regulatory requirements, including those relating to regulatory matters that may have a material impact on our consolidated financial statements or internal control over financial reporting

The Audit Committee is responsible for the compensation, retention, and oversight of the independent auditor engaged to issue audit reports on our consolidated financial statements and internal control over financial reporting. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities.

The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. All current members of the Audit Committee meet the Nasdaq listing standard of financial sophistication and three are “audit committee financial experts” under SEC rules.

As provided in our Corporate Governance Guidelines, members of the Audit Committee ordinarily may not serve on over three public company audit committees (including Microsoft’s). In calculating service on a public company board or audit committee, service on a board or audit committee of a parent and its substantially-owned subsidiary counts as service on a single board or audit committee. Any Audit Committee member’s service on over three public company audit committees will be subject to the Board’s determination that the member is able to effectively serve on the Company’s Audit Committee. The Governance and Nominating Committee and the Board considered Ms. List’s service on four public company audit committees, including her professional qualifications, former experience as a public company chief financial officer, and the nature of and time involved in her service on other boards. Following such review, the Board determined that Ms. List is able to effectively continue to serve on the Company’s Audit Committee.

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Compensation

•  Assist our Board in establishing the annual goals and objectives of the CEO.

•  Establish the process for annually reviewing the CEO’s performance.

•  Recommend our CEO’s compensation to the independent members of our Board for approval.

•  Approve annual compensation, and in consultation with the CEO, oversee performance evaluations, for the non-CEO members of the SLT.

•  Review and discuss with the CEO and report to the Board development and corporate succession plans for the non-CEO members of the SLT.

•  Oversee administration of the Company’s equity-based compensation and retirement plans.

•  Monitor and evaluate the compensation and benefits structure of Microsoft as the Committee deems appropriate, including policies regarding SLT compensation.

•  Oversee and advise the Board and management about Company programs for diversity and inclusion and human capital management.

•  Periodically review the compensation paid to non-employee directors and make recommendations to our Board for any adjustments.

•  Oversee the process and review the results of investigations of any sexual harassment complaints against senior officers. The Committee will report to the full Board on the conclusions of any investigation that results in a founded determination and the disciplinary and other actions taken.

Our senior executives for Human Resources support the Compensation Committee in its work. The Committee may delegate its authority to subcommittees and to one or more designated members of the Committee. The Committee may delegate to one or more executive officers the authority to make grants of equity-based compensation to eligible individuals who are not executive officers and to administer the Company’s equity-based compensation plans. The Committee has delegated to senior management the authority to make stock award grants to employees who are not members of the SLT or Section 16 officers and to administer the Company’s equity-based compensation plans.

Independent compensation consultant – The Compensation Committee retained Pay Governance LLC as an independent compensation consultant throughout fiscal year 2022. The consultant advises the Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. The consultant also evaluates compensation for non-employee directors, the next levels of senior management, and equity compensation programs generally. The consultant discusses recommendations to the Board on CEO compensation with the Committee, and is directly accountable to the Committee. To maintain the independence of the consultant’s advice, the firm does not provide services to Microsoft other than those described above. The Committee has adopted Compensation Consultant Independence Standards which can be viewed on our website at aka.ms/policiesandguidelines. These standards require that the Committee annually assess the independence of its compensation consultant. A consultant satisfying the following requirements will be considered independent. The consultant (including each individual employee of the consultant providing services):

•  Is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee

•  Is independent of the Company

•  Will not perform any work for Company management except at the request of the Compensation Committee Chair and in the capacity of the Committee’s agent

•  Should not provide any unrelated services or products to the Company and its affiliates or management, except for surveys purchased from the consultant’s firm

In assessing the consultant’s independence, the Compensation Committee considers the nature and amount of work performed for the Committee during the year, the nature of any unrelated services performed for the Company, and the fees paid for those services in relation to the firm’s total revenue. The consultant annually prepares for the Committee an independence letter providing assurances and confirmation of the consultant’s independent status under the standards. The Committee believes that Pay Governance has been independent during its service for the Committee.

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Environmental, Social, and Public Policy

•  Assist the Board in overseeing the Company’s key non-financial regulatory risks that may have a material impact on the Company and its ability to sustain trust with customers, employees, and the public

•  Oversee management policies and programs relating to key environmental and social matters including climate change and environmental sustainability, competition and antitrust, privacy, trade, digital safety, responsible artificial intelligence, accessibility, human rights, and responsible sourcing

•  Review our government relations activity and political activities and expenditures

•  Review our public policy agenda and position on significant public policy matters

Governance and Nominating

•  Determine and recommend the slate of director nominees for election to our Board during the annual shareholders meeting.

•  Identify, recruit, and recommend candidates for the Board.

•  Review and make recommendations to the Board about the composition of Board committees.

•  Annually evaluate the performance and effectiveness of the Board.

•  Annually assess the independence of each director.

•  Monitor adherence to, review, develop, and recommend changes to our corporate governance framework.

•  Review and provide guidance to the Board and management about the framework for the Board’s oversight of, and involvement in, shareholder engagement.

•  Annually review the charters of Board committees and, after consultation with the respective committees, recommend to the Board appropriate changes.

•  Oversee the process and review the results of investigations of any sexual harassment complaints against members of the Board and the Chief Executive Officer. The Committee will report to the full Board on the conclusions of any investigation that results in a founded determination and the disciplinary and other actions taken.

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Director Selection and Qualifications

Shareholders elect our Board of Directors annually. In making its annual director nominations determination, the Board’s objective is to recommend a group of directors that can best ensure the continuing success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience and perspectives.

The Governance and Nominating Committee recommends to the Board director candidates for nomination and election during the annual shareholders meeting or for appointment to fill vacancies. The Committee works with our Board to determine the characteristics, skills, and experience for the Board as a whole and its individual members with the objective of having a board with diverse backgrounds, skills, and experience. In making its recommendations to our Board, the Committee considers the qualifications of individual director candidates applying the Board membership criteria described below. The Committee retains any search firm involved in identifying potential candidates and approves their fees.

For all directors, we require an independent mindset, integrity, personal and professional ethics, business judgment, and the ability and willingness to commit sufficient time to the Board. Our Board considers many factors in evaluating the suitability of individual director candidates, including their general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishment; and national, gender, age, and ethnic diversity.

This Proxy Statement includes a table summarizing the key qualifications, skills, and attributes currently most relevant to the decision to nominate candidates to serve on the Board. As the Board strives to maintain a diverse set of skills and attributes, it also expects that each member will be able to understand and contribute meaningfully to the oversight of the range of material business, risk, and regulatory issues the Company faces. Management’s responsibility includes educating and communicating to the Board in a way that enables effective oversight of this broad set of issues. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. We work with our search firm to ensure the candidate slate provided to the Committee includes diverse candidates.

The Board does not believe that directors should expect to be re-nominated annually. In determining whether to recommend a director for re-election, the Committee considers the director’s participation in and contributions to the activities of the Board, the results of the most recent Board evaluation, and meeting attendance.

When the Committee recruits new director candidates, that process typically involves either a search firm or a member of the Committee contacting a prospect to assess interest and availability. A candidate will then meet with members of the Board and Mr. Nadella, and then meet with members of management as appropriate. At the same time, the Committee and the search firm will contact references for the candidate. A background check is completed before a final candidate recommendation is made to the Board.

Shareholders have previously elected all Board nominees.

The Committee assesses its efforts to maintain an effective and diverse board as part of its regular responsibilities, which include annually:

•	Reporting to our Board on the performance and effectiveness of the Board

•	Presenting to our Board individuals recommended for election to the Board at the annual shareholders meeting

•	Assessing the Committee’s own performance

Shareholder Recommendations and Nominations of Director Candidates

Recommendations

The Governance and Nominating Committee considers shareholder recommendations for candidates for the Board of Directors using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating shareholder’s ownership of Company stock must be sent to the attention of MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA, 98052-6399.

Nominations

Our Bylaws provide for proxy access shareholder nominations of director candidates by eligible shareholders. A shareholder who wishes to formally nominate a candidate, whether for inclusion in the Company’s proxy statement or not, must follow the procedures described in Article 1 of our Bylaws. Appropriately nominated proxy access candidates or candidates who comply with both our Advanced Notice Bylaw Provisions and the SEC’s Rule 14a-19 will be included in the Company’s proxy statement and ballot.

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Board Composition

Our Board of Directors believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility.

Director Nominee Qualifications, Expertise, and Attributes

Board Diversity

Representation of gender, ethnic, or other perspectives that expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees, governments, and other stakeholders worldwide.

8

Financial

Leadership of a financial firm or management of the finance function of an enterprise, resulting in proficiency in complex financial management, capital allocation, and financial reporting processes.

6

Global Business

Experience driving business success in markets around the world, with an understanding of diverse business environments, economic conditions, cultures, and regulatory frameworks, and a broad perspective on global market opportunities.

11

Leadership

Extended leadership experience for a significant enterprise, resulting in a practical understanding of organizations, processes, strategic planning, and risk management. Demonstrated strengths in developing talent, planning succession, and driving change and long-term growth.

12

Mergers and Acquisitions

A history of leading growth through acquisitions and other business combinations, with the ability to assess “build or buy” decisions, analyze the fit of a target with a company’s strategy and culture, accurately value transactions, and evaluate operational integration plans.

12

Sales and Marketing Experience developing strategies to grow sales and market share, build brand awareness and equity, and enhance enterprise reputation.
5

Technology

A significant background working in technology, resulting in knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models. May include expertise in cybersecurity governance or technology.

7

20

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Board Diversity

The table below summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.

2022 PROXY STATEMENT	21

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Our Director Nominees

Following are biographies for the 12 directors nominated by the Board for election during the 2022 Annual Meeting.

Reid G. Hoffman

Age: 55 | Director since: 2017 | Birthplace: United States | Independent

Experience:

Greylock Partners (2009-present)

(venture capital firm)

•  General Partner (2009-present)

Reinvent Capital (2019-present)

•  Advisory Partner (2019-present)

LinkedIn Corporation (2003-2016)

•  Co-founder and Chairman (2003-2016)

•  Executive Chairman (2009)

•  Chief Executive Officer (2003-2007 and 2008-2009)

•  President, Products (2007-2008)

PayPal Holdings, Inc. (2000-2002)

•  Executive Vice President (2000-2002)

Microsoft Committees:

• Environmental, Social, and Public Policy

Other Public Company Directorships:

• Joby Aviation, Inc.

• Aurora Innovation, Inc.

Former Public Company Directorships Held in the Past Five Years:

• Reinvent Technology Partners Z

Hugh F. Johnston

Age: 61 | Director since: 2017 | Birthplace: United States | Independent

Experience:

PepsiCo, Inc. (1987-1999 and 2002-present)

(food and beverage company)

•  Vice Chairman (2015-present)

•  Executive Vice President and Chief Financial Officer (2010-present)

•  Executive Vice President, Global Operations (2009-2010)

•  President, Pepsi-Cola North America (2007-2009)

•  Various positions of increasing authority
(1987-1999 and 2002-2007)

Merck & Co., Inc. (1999-2002)

•  Vice President, Retail Marketing, Merck-Medco Managed Care LLC (1999-2002)

Microsoft Committees: • Audit (Chair) Other Public Company Directorships: • HCA Healthcare, Inc. Former Public Company Directorships Held in the Past Five Years: • None

Board Diversity	Financial	Global Business	Leadership	Mergers and Acquisitions	Sales and Marketing	Technology

22

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Teri L. List

Age: 59 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

The Gap, Inc. (2016-2020)

(clothing and accessories retailer)

•  Executive Vice President and Chief Financial Officer (2016-2020)

Dick’s Sporting Goods, Inc. (2015-2016)

•  Executive Vice President and Chief Financial Officer (2015-2016)

Kraft Foods Group, Inc. (2013-2015)

•  Senior Advisor (2015)

•  Executive Vice President and Chief Financial Officer (2013-2015)

•  Senior Vice President (2013)

The Procter & Gamble Company (1994-2013)

•  Senior Vice President and Treasurer (2009-2013)

•  Various positions of increasing authority (1994-2009)

Microsoft Committees:

•  Audit

•  Governance and Nominating

Other Public Company Directorships:

•  Danaher Corporation

•  DoubleVerify Holdings, Inc.

•  Visa Inc.

Former Public Company Directorships

Held in the Past Five Years:

•  Oscar Health, Inc.

Other Positions:

•  Former Trustee, Financial Accounting Foundation

•  Former Practice Fellow, Financial Accounting Standards Board

Satya Nadella

Age: 55 | Director Since: 2014 | Birthplace: India

Experience:

Microsoft Corporation (1992-present)

•  Chairman and Chief Executive Officer (2021 to present)

•  Chief Executive Officer and Director (2014-2021)

•  Executive Vice President, Cloud and Enterprise (2013-2014)

•  President, Server and Tools (2011-2013)

•  Senior Vice President, Online Services Division (2009-2011)

•  Senior Vice President, Search, Portal, and Advertising (2008-2009)

•  Various positions of increasing authority (1992-2008)

Microsoft Committees: • None Other Public Company Directorships: • Starbucks Corporation Former Public Company Directorships Held in the Past Five Years: • None

2022 PROXY STATEMENT	23

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Sandra E. Peterson

Age: 63 | Director Since: 2015 | Birthplace: United States | Independent

Experience:

Clayton, Dubilier & Rice, LLC (2019-present)

(investment firm)

•  Operating Partner (2019-present)

Johnson & Johnson (2012-2018)

•  Group Worldwide Chair and member of the Executive Committee (2012-2018)

Bayer CropScience AG (2010-2012)

•  Chairman of the Board of Management (2010-2012)

•  Member of Board of Management (2010)

Bayer HealthCare LLC (2005-2010)

•  Executive Vice President and President, Medical Care (2009-2010)

•  President, Diabetes Care Division (2005-2009)

Medco Health Solutions, Inc. (1999-2004)

•  Group President of Government (2003-2004)

•  Senior Vice President, Health Businesses (2001-2003)

•  Senior Vice President, Marketing and Strategy (1999-2001)

Microsoft Committees:

•  Compensation (Chair)

•  Governance and Nominating

Other Public Company Directorships:

•  Zymergen, Inc.

Former Public Company Directorships

Held in the Past Five Years:

•  Covetrus, Inc.

Penny S. Pritzker

Age: 63 | Director Since: 2017 | Birthplace: United States | Independent

Experience:

United States Secretary of Commerce (2013-2017)

PSP Partners, LLC (present)

(private investment firm)

•  Founder and Chairman (present)

Pritzker Realty Group (present)

•  Co-founder and Chairman (present)

Inspired Capital Partners (present)

•  Co-founder and Chairman (present)

Artemis Real Estate Partners (present)

•  Co-founder (present)

The Parking Spot (1998-2011)

•  Co-founder and Chairman (1998-2011)

Vi Senior Living (1987-2011)

•  Founder and Chairman (1987-2011)

Microsoft Committees:

•  Environmental, Social, and Public Policy (Chair)

Other Public Company Directorships:

•  None

Former Public Company Directorships

Held in the Past Five Years:

•  None

Other Positions:

•  Co-founder, Pritzker Traubert Foundation

Board Diversity	Financial	Global Business	Leadership	Mergers and Acquisitions	Sales and Marketing	Technology

24

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Carlos A. Rodriguez

Age: 58 | Director since: 2021 | Birthplace: Cuba | Independent

Experience:

Automatic Data Processing, Inc. (1999-present)

(human capital management solutions provider)

•  Chief Executive Officer and Director (2011-present)

•  President, Chief Operating Officer, and Director (2011)

•  Various positions of increasing authority (1999-2011)

Vincam Group, Inc. (1996-1999)

(acquiredby Automatic Data Processing, Inc. in 1999)

•  Senior Vice President Finance and Chief Financial Officer (1997-1999)

•  Vice President, Mergers & Acquisitions (1996-1997)

•  Vice President, Operations (1996)

Microsoft Committees: • Audit Other Public Company Directorships: • Automatic Data Processing, Inc. Former Public Company Directorships Held in the Past Five Years: • None

Charles W. Scharf

Age: 57 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

Wells Fargo & Company (2019-present)

(banking and financial services company)

•  Chief Executive Officer and President (2019-present)

The Bank of New York Mellon Corporation (2017-2019)

•  Chairman and Chief Executive Officer (2018-2019)

•  Chief Executive Officer and Director (2017)

Visa Inc. (2012-2016)

•  Chief Executive Officer and Director (2012-2016)

JPMorgan Chase & Co. (2004-2012)

•  Managing Director, One Equity Partners, private investment arm (2011-2012)

•  Chief Executive Officer of Retail Financial Services (2004-2011)

Bank One Corporation (2000-2004)

•  Chief Executive Officer of the Retail Division (2002-2004)

•  Chief Financial Officer (2000-2002)

Citigroup Inc. (1999-2000)

•  Chief Financial Officer of the Global Corporate and Investment Bank Division (1999-2000)

Microsoft Committees:

•  Compensation

•  Governance and Nominating

Other Public Company Directorships:

•  Wells Fargo & Company

Former Public Company Directorships

Held in the Past Five Years:

•  The Bank of New York Mellon Corporation

•  Visa Inc.

2022 PROXY STATEMENT	25

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

John W. Stanton

Age: 67 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

Trilogy Partnerships (2005-present)

(investment company)

•  Founder and Chairman (2005-present)

Clearwire Corp. (2008-2013)

•  Chairman of the Board (2011-2013)

•  Interim Chief Executive Officer (2011)

•  Board member (2008-2011)

Western Wireless Corporation (1992-2005)

•  Founder, Chief Executive Officer, and Chairman (1992-2005)

VoiceStream Wireless Corporation (1995-2003)

•  Chief Executive Officer and Chairman (1995-2003)

Microsoft Committees:

•  Audit

•  Environmental, Social, and Public Policy

Other Public Company Directorships:

•  Costco Wholesale Corporation

•  Trilogy International Partners, Inc.

Former Public Company Directorships
Held in the Past Five Years:

•  None

Other Positions:

•  Chairman, First Avenue Entertainment LLLP,
owner of Seattle Mariners (2016-present)

John W. Thompson

Age: 73 | Director Since: 2012 | Birthplace: United States | Independent

Experience:

Microsoft Corporation (2012-present)

•  Lead Independent Director (2021-present)

•  Independent Board Chair (2014-2021)

•  Lead Independent Director (2012-2014)

Virtual Instruments Corporation (2010-2016)

•  Chief Executive Officer and Director (2010-2016)

Symantec Corp. (1999-2011)

•  Chairman of the Board (1999-2011)

•  Chairman and Chief Executive Officer (1999-2009)

IBM Corporation (1971-1999)

•  General Manager, IBM Americas (1996-1999)

•  Various positions of increasing authority (1971-1996)

Microsoft Committees:

•  Governance and Nominating (Chair)

•  Environmental, Social, and Public Policy

Other Public Company Directorships:

•  Illumina, Inc.

Former Public Company Directorships
Held in the Past Five Years:

•  None

Other Positions:

•  Partner, Lightspeed Venture Partners

Board Diversity	Financial	Global Business	Leadership	Mergers and Acquisitions	Sales and Marketing	Technology

26

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Emma N. Walmsley

Age: 53 | Director Since: 2019 | Birthplace: United Kingdom | Independent

Experience:

GSK plc (2010-present)

(healthcare company)

•  Chief Executive Officer (2017-present)

•  Chief Executive Officer, Consumer Healthcare (2015-2016)

•  President, Consumer Healthcare (2012-2015)

•  President, Consumer Healthcare Europe (2010-2012)

L’Oreal, S.A. (1994-2010)

•  General Manager, Consumer Products, China (2007-2010)

•  Global Brand Head, Maybelline, USA (2002-2007)

•  UK General Manager, Garnier/Maybelline (1999-2002)

•  Various positions of increasing authority (1994-1999)

Microsoft Committees: • Compensation • Environmental, Social, and Public Policy Other Public Company Directorships: • GSK plc Former Public Company Directorships Held in the Past Five Years: • None

Padmasree Warrior

Age: 62 | Director Since: 2015 | Birthplace: India | Independent

Experience:

Fable Group, Inc. (2019-present)

(curated fiction and non-fiction for mobile devices)

•  Founder, President, and Chief Executive Officer (2019-present)

NIO Inc. (2015-2018)

•  Chief Development Officer (2015-2018)

•  Board member (2015-2018)

NIO USA, Inc. (2015-2018)

•  Chief Executive Officer and Director (2015-2018)

Cisco Systems, Inc. (2008-2015)

•  Strategic Advisor (2015)

•  Chief Technology and Strategy Officer (2012-2015)

•  Chief Technology Officer, Senior Vice President, Engineering and General Manager Global Enterprise segment (2010-2012)

•  Chief Technology Officer (2008-2010)

Motorola, Inc. (1999-2007)

•  Executive Vice President and Chief Technology Officer (1999-2007)

Microsoft Committees: • Compensation Other Public Company Directorships: • Spotify Technology S.A. Former Public Company Directorships Held in the Past Five Years: • None

2022 PROXY STATEMENT	27

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

How to Communicate with our Board

We will transmit shareholder communications related to corporate governance and other Board matters to the Board, a committee of the Board, or a director as designated in your message. Communications relating to other topics, including those that are primarily commercial in nature, will not be forwarded.

@	askboard@microsoft.com	MSC 123/9999 Office of the Corporate Secretary Microsoft Corporation One Microsoft Way Redmond, WA 98052-6399

Concerns about accounting or auditing matters or possible violations of our Standards of Business Conduct should be reported under the procedures outlined in the Microsoft Standards of Business Conduct, which is available on our Microsoft integrity website at microsoft.com/legal/compliance/integrity.

Director Independence Guidelines

Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are available on our website at aka.ms/policiesandguidelines. The guidelines either meet or are more restrictive than the definition of “independent director” in the listing requirements of Nasdaq and applicable laws and regulations. The guidelines identify categories of relationships the Board has determined would not affect a director’s independence and therefore are not considered by the Board in determining director independence.

Following the director independence guidelines, each year and before a new director is appointed, the Board must affirmatively determine a director has no relationship that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Governance and Nominating Committee and Board with relevant known facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines. The Committee then completes an assessment of each director considering all known relevant facts and circumstances concerning any relationship bearing on the independence of a director or nominee. This process includes evaluating whether any identified relationship otherwise adversely affects a director’s independence and affirmatively determining that the director has no material relationship with Microsoft, another director, or as a partner, shareholder, or officer of an organization that has a relationship with our Company.

The Governance and Nominating Committee also considers the tenure of a director, and for longer serving directors, whether the duration of service impacts the director’s independence from management, as demonstrated by the director’s relationship with management and the director’s participation in Board and committee deliberations. The Board seeks to maintain an average tenure of 10 years or less for its independent directors as a group.

Based on the review and recommendation by the Governance and Nominating Committee, the Board analyzed the independence of each director and nominee. The Board determined that Mses. List, Peterson, Pritzker, Walmsley, and Warrior, and Messrs. Hoffman, Johnston, Rodriguez, Scharf, Stanton, and Thompson meet the standards of independence under our Corporate Governance Guidelines, the director independence guidelines, and applicable Nasdaq listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment. In making its independence determination, the Committee and Board considered ordinary course transactions between Microsoft and certain related entities, for instance the purchase of software licenses by companies of which a director is an executive officer, and purchases by Microsoft of goods and services from such companies. In reaching that conclusion with respect to Ms. Pritzker, the Committee and Board considered transactions between LinkedIn, a subsidiary of Microsoft, and 3Q Digital, Inc., a digital marketing company (“3Q”), which accounted for more than 5% of 3Q’s annual revenue for its 2019, 2020, and 2021 fiscal years. 3Q has provided digital marketing services for LinkedIn since 2015. In 2019, trusts for the benefit of Ms. Pritzker and her family acquired an indirect majority interest in 3Q. In making its determination regarding Ms. Pritzker’s independence, the Committee and Board noted that Ms. Pritzker is not a director or officer of, and holds no direct equity ownership interest in, 3Q or any of its parent organizations. The Committee and Board further noted that Ms. Pritzker has recused herself from participation in any decisions related to 3Q or the Trusts’ investment therein and does not otherwise have the ability to control the Trusts’ investment or other decisions regarding 3Q. Ms. Pritzker was not involved in the negotiation of the commercial agreements between 3Q and LinkedIn. In May 2021, the commercial relationship between LinkedIn and 3Q was terminated.

28

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Certain Relationships and Related Transactions

We are a global company with extensive operations in the U.S. and many foreign countries. Every year, we spend billions of dollars for goods and services purchased from third parties. The authority of our employees to purchase goods and services is widely dispersed. Because of these wide-ranging activities, there may be transactions, business arrangements, or relationships with businesses and other organizations in which one of our directors, executive officers, nominees for director, or an owner of 5% or more of our stock (“5% shareholders”) or their immediate families, may also be a director, executive officer, or investor, or have some other direct or indirect material interest (“related entities”). We will refer to these transactions with related entities as related-party transactions where the amount involved exceeds $120,000 and a director, executive officer, nominee for director or 5% shareholders, or immediate family member has a direct or indirect material interest.

Related-party transactions have the potential to create actual or perceived conflicts of interest between Microsoft and its directors, executive officers, nominees for director or 5% shareholders, or their immediate family members. The Audit Committee has established a written policy and procedures for review and approval of related-party transactions. If a related-party transaction subject to review involves directly or indirectly a member of the Audit Committee (or an immediate family member or domestic partner), the remaining Committee members will conduct the review. In evaluating a related-party transaction, the Audit Committee considers, among other factors:

•	The goods or services provided by or to the related party

•	The nature of the transaction and the costs to be incurred by Microsoft or payments to Microsoft

•	The benefits associated with the transaction and whether comparable or alternative goods or services are available to Microsoft from unrelated parties

•	The business advantage Microsoft would gain by engaging in the transaction

•	The significance of the transaction to Microsoft and to the related party

•	Management’s determination that the transaction is in the best interests of Microsoft

To receive Audit Committee approval, a related-party transaction must have a Microsoft business purpose and be on terms that are fair and reasonable to Microsoft and be as favorable to Microsoft as would be available from non-related entities in comparable transactions. The Audit Committee also requires that the transaction meet the same Microsoft standards that apply to comparable transactions with unaffiliated entities.

During fiscal year 2022, there were ordinary course transactions between Microsoft and certain related entities, for instance the purchase of software licenses by companies of which a director is an executive officer and purchases by Microsoft of goods and services from such companies. None of these transactions constituted a related-party transaction that required approval by the Audit Committee.

Director Compensation

The Compensation Committee periodically reviews the regular annual retainer paid to non-employee directors and makes recommendations for adjustments, as appropriate, to the full Board. Our objective for compensation to non-employee directors is to award the majority of compensation in equity and to make meaningful adjustments every few years, rather than smaller adjustments that are more frequent. In fiscal year 2022, we increased director compensation for the first time since fiscal year 2015, as shown below. At the same time, without changing the total retainers paid to Mr. Thompson, we determined that he should receive the annual Base Retainer and Committee-based retainer in his capacity as a non-employee director, and the Lead Independent Director retainer was reduced so that the aggregate payments to Mr. Thompson did not change. Our CEO, Mr. Nadella does not receive pay for serving as a director or as Board Chairman.

2022 PROXY STATEMENT	29

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Fiscal Year 2022 Compensation Structure for Non-Employee Directors through November 29, 2021

Regular Retainers

Annual Base Retainer (TOTAL)	$325,000

Cash	$125,000

Stock Award	$200,000

Committee Retainers (cash)

Annual Committee Chair Retainer	$15,000

Annual Audit Committee Chair Retainer	$45,000

Annual Audit Committee Non-Chair Member Retainer	$15,000

Lead Independent Director Retainer

Annual Lead Independent Director Retainer (TOTAL – Board and Committee service)	$425,000

Cash	$125,000

Stock Award	$300,000

Fiscal Year 2022 Compensation Structure for Non-Employee Directors from November 30, 2021

Regular Retainers

Annual Base Retainer (TOTAL)	$360,000

Cash	$125,000

Stock Award	$235,000

Committee Retainers (cash except stock award for Governance and Nominating Committee)

Annual Audit Committee Chair Retainer	$45,000

Annual Audit Committee Non-Chair Member Retainer	$15,000

Annual Compensation Committee Chair Retainer	$35,000

Annual Environmental, Social, and Public Policy Committee Chair Retainer	$25,000

Annual Governance and Nominating Committee Chair Retainer	$25,000

Lead Independent Director Retainer (stock award in addition to other retainers)	$40,000

The Company reimburses reasonable expenses incurred for Board-related activities. Directors may participate in our corporate matching gift program for charitable donations.

Director retainers are paid quarterly in arrears. Quarterly periods are measured beginning with the annual shareholders meeting. At the end of each quarterly period, we pay 25% of the total annual retainer to each director. The number of shares awarded each quarterly period is determined by dividing the dollar value of the stock award by the market price of our common stock as of the last business day of the period. Retainers are pro-rated for directors who join or leave the Board or have a change in Board role during a quarterly period.

Directors may elect to defer and convert to deferred stock awards all or part of their annual cash retainer, and to defer receipt of all or part of their annual stock awards retainer under the Deferred Compensation Plan for Non-Employee Directors. Amounts deferred are maintained in bookkeeping accounts that are deemed invested in Microsoft common stock, and dividends paid on deemed investments are also deemed to be invested in our common stock. We calculate the number of shares credited by dividing the amount deferred by the closing market price of our common stock on the originally scheduled payment date. Accounts in the plan are distributed in shares of Microsoft common stock, with payments either in installments beginning on separation from Board service or in a lump sum paid no later than the fifth anniversary after separation from Board service.

30

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Director Compensation

This table describes the cash and stock award portions of the annual retainer paid to each non-employee director who served in fiscal year 2022. Mr. Nadella received no compensation as a director or Board Chairman. He is excluded from the table because we fully describe his compensation in Part 2 – Named Executive Officer Compensation.

Name	Fees Earned or Paid in Cash¹ ($)	Stock Awards² ($)	All Other Compensation[3] ($)	Total ($)

Reid G. Hoffman[4]	125,000	217,500	0	342,500

Hugh F. Johnston	170,000	217,500	15,000	402,500

Teri L. List[5]	140,000	217,500	15,000	372,500

Sandra E. Peterson[6]	150,000	217,500	15,000	382,500

Penny S. Pritzker[7]	145,000	217,500	15,000	377,500

Carlos A. Rodriguez[8]	69,524	117,500	0	187,024

Charles W. Scharf	125,000	217,500	0	342,500

John W. Stanton	140,000	217,500	15,000	372,500

John W. Thompson[9]	125,000	304,565	15,000	444,565

Emma N. Walmsley	125,000	217,500	12,363	354,863

Padmasree Warrior[10]	125,000	217,500	0	342,500

(1)	The value of fractional shares under stock awards that are paid in cash are reported in the Stock Awards column.

(2)

The aggregate award value in the “Stock Awards” column for each director represents four quarterly awards. The first two quarters representing a grant date fair value under FASB ASC Topic 718 of $50,000 and $58,750 for the final two quarters, with exceptions as follows: Mr. Thompson received a prorated award with a grant date fair value under FASB ASC Topic 718 of $79,565 for the first quarter and $75,000 for the last three quarters. Mr. Rodriguez joined the Board effective November 30, 2021, so was not eligible to receive a stock award for the first two quarters.

(3)	Amounts in this column represent matching charitable contributions under our corporate giving program in fiscal year 2022, which matches director gifts up to $15,000 per calendar year.

(4)	Mr. Hoffman elected to defer his cash and stock compensation. The compensation deferred converted into 1,128 shares of our common stock.

(5)	Ms. List elected to defer her cash and stock compensation for the first three quarters. The compensation deferred converted into 835 shares of our common stock.

(6)	Ms. Peterson elected to defer her cash and stock compensation. The compensation deferred converted into 1,212 shares of our common stock.

(7)	Ms. Pritzker elected to defer her cash and stock compensation. The compensation deferred converted into 1,195 shares of our common stock.

(8)

Mr. Rodriguez joined the Board effective as of the shareholder meeting on November 30, 2021. He became a member of the Audit Committee on December 8, 2021 and received prorated Audit Committee retainer as a result. He elected to defer his cash and stock compensation. The compensation deferred converted into 642 shares of our common stock.

(9)	Mr. Thompson elected to defer his stock compensation. The compensation deferred converted into 1,001 shares of our common stock.

(10)	Ms. Warrior elected to defer a portion of her cash compensation. The compensation deferred converted into 204 shares of our common stock.

Lead Independent Director Compensation

Mr. Thompson served as Lead Independent Director during fiscal year 2022. Mr. Thompson’s compensation reflects the additional time commitment for the Lead Independent Director role compared to other independent directors, which includes:

•	Leads the Board meetings when the Chairman and CEO is not present

•	Reviews and approves the agenda and schedule for Board meetings

•	Calls meetings of the independent directors

•	Chairs executive sessions and coordinates activities of the independent directors

•	Leads the Board’s annual CEO performance evaluation

•	Coordinates Board oversight of CEO succession planning, including maintenance of an emergency succession plan

•	Chairs the annual shareholders meeting

•	Acts as liaison between the independent directors and the Chairman and CEO

•	Authorizes retention of outside counsel, advisors, or other consultants who report directly to the Board

•	When requested, represents the Board with internal and external audiences including shareholders

2022 PROXY STATEMENT	31

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

2. Named Executive Officer Compensation

A Letter from the Compensation Committee

Dear Shareholder,

During fiscal year 2022, COVID-19 continued to disrupt our communities and workplaces around the globe, and despite those challenges, we are again proud of the Company’s efforts to deliver another year of strong financial performance. Microsoft’s diverse product portfolio, durable business models, and integrated, modern technology stack uniquely positioned the Company for continued progress during the past year.

Our executive compensation program is designed to achieve strong alignment between our long-term strategic goals and our shareholders’ interests, while providing a competitive total pay opportunity to attract and retain the key executives who drive our business and develop the next generation of leaders. We are committed to continually reviewing our compensation program to ensure it is grounded in our pay-for-performance philosophy.

Our Company continued with its active shareholder outreach program during fiscal year 2022, engaging investors representing approximately 50% of our shares outstanding. This included calls led by the Compensation Committee Chair and Lead Independent Director focused on soliciting our shareholders’ perspectives on our compensation structure and disclosure. Those calls have engaged investors holding over 30% of Microsoft’s outstanding shares in the two-plus years of the Committee’s current structure. We carefully considered recent and past shareholder feedback as we made changes to our fiscal year 2022 compensation program.

During fiscal year 2022, we addressed the need to provide ongoing incentives to Mr. Nadella following the final vest in February 2021 of the long-term performance stock award granted at Mr. Nadella’s 2014 promotion to CEO. Shareholders expressed a desire to ensure the ongoing retention and motivation of Mr. Nadella and the independent members of the Board continue to have high confidence in Mr. Nadella’s exceptional leadership of Microsoft. The Board acted to ensure that his incentive compensation is aligned to long-term shareholder interests, motivational and appropriately positioned versus market given the Company’s relative size and performance. After a thorough analysis of our options, we concluded that it would be best to provide Mr. Nadella’s compensation using our existing executive compensation plan framework to ensure an ongoing strong alignment to the incentives of his senior leadership team (“SLT”), while delivering 100% of his equity compensation via performance stock awards (up from 70% in fiscal year 2021). As a result of this decision, over 95% of Mr. Nadella’s annual target compensation opportunity is now performance-based. For fiscal year 2022, we set Mr. Nadella’s target performance stock award at $50,000,000, which we believe is the appropriate level of equity compensation for a leader with his extraordinary capabilities and responsibilities and for a company of Microsoft’s extraordinary scale and complexity. This change to our CEO compensation is described in more detail below.

We also continue to look carefully at emerging investor expectations and best practices for addressing environmental, social, and governance (“ESG”) commitments in our executive compensation program. We have been early leaders in this practice having included an assessment of CEO and SLT progress on culture and diversity and inclusion since 2016 as part of the operational assessment component of the annual cash incentive under our Executive Incentive Plan. With senior management’s focus on achieving Microsoft’s ambitious carbon reduction commitments, the CEO and SLT’s contributions to the execution of our sustainability goals are also assessed as part of this operational assessment component. Beginning with fiscal year 2022, we renamed the Culture and Organizational Leadership category of the operational assessment component as the Culture, Diversity & Sustainability category to enhance clarity on how ESG results affect the pay of our named executives. Now, all ESG results for incentive purposes are considered under this category. We continue to seek feedback from investors and compensation experts as we thoughtfully consider future enhancements that connect executive compensation to Microsoft’s environmental and social commitments.

We believe that these recent changes to our compensation program build on our efforts to thoughtfully align pay with the interests of our shareholders and incentivize long-term growth. We appreciate your support and welcome your feedback on our compensation program reflected in the following pages and look forward to continued dialogue in the future.

Sincerely,

The Compensation Committee

Sandra E. Peterson (Chair)

Charles W. Scharf

Emma N. Walmsley

Padmasree Warrior

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about our fiscal year 2022 compensation program for our fiscal year 2022 Named Executives. The content of this Compensation Discussion and Analysis is organized into six sections:

Microsoft’s executive compensation program is thoughtfully designed by our Compensation Committee and Board of Directors to align to Microsoft’s long-term strategy, and over the years we have evolved our executive pay program while maintaining an overarching compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our shareholders’ interests.

Our current executive compensation program has been structured to align with the business strategy that has been defined by the Board and Mr. Nadella, and each year the Compensation Committee reviews the existing incentive structure, taking into consideration investor feedback, business performance, and our strategic roadmap, in considering the efficacy of further enhancements.

Section 1 – Performance Update

Achieving Strong Financial Results

Our strong business execution throughout fiscal year 2022 achieved the following financial performance:

Fiscal Year 2022 Business Performance Percentages are year-over-year

Revenue ( 18%)	Operating Income ( 19%)	Net Income ( 19%)	Diluted Earnings per Share ( 20%)

$198.3 billion	$83.4 billion	$72.7 billion	$9.65

Other highlights from fiscal year 2022 included:

•	Microsoft Cloud (formerly commercial cloud) revenue increased 32% to $91.2 billion

•	Office Commercial products and cloud services revenue increased 13%

•	Office Consumer products and cloud services revenue increased 11%

•	LinkedIn revenue increased 34%

•	Dynamics products and cloud services revenue increased 25%

•	Server products and cloud services revenue increased 28%

•	Windows original equipment manufacturer licensing (“Windows OEM”) revenue increased 11%

•	Windows Commercial products and cloud services revenue increased 11%

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•	Xbox content and services revenue increased 3%

•	Search and news advertising revenue, excluding traffic acquisition costs, increased 27%

•	Surface revenue increased 3%

Key performance metrics are defined in our Form 10-K for the fiscal year ended June 30, 2022.

Superior Shareholder Returns

Annual Cumulative Total Shareholder Return during Mr. Nadella’s CEO tenure: MSFT vs. S&P 500 Feb. 4, 2014 through June 30, 2022 (includes reinvestment of dividends)

Driving Business Success

When in 2014 the Board of Directors appointed Mr. Nadella as the third Chief Executive Officer in its history, Microsoft had revenues of $86.8 billion, net income of $22.1 billion, and diluted earnings per share of $2.63. Those figures have, respectively, more than doubled ($198.3 billion), more than tripled ($72.7 billion), and almost quadrupled ($9.65) in the intervening years. In addition to another year of consistently strong financial performance, Mr. Nadella and his leadership team have positioned Microsoft to continue to drive performance for years to come. They have achieved this through:

•	Growing and diversifying the business through relentless innovation

•	Enhancing synergies between our own products and services and creating a portfolio of industry clouds to multiply opportunities for customers to realize value

•	Partnering with other technology providers to remove friction and accelerate customers’ digital transformations and executing strategic acquisitions to broaden our reach

Leadership in Innovation and Growth

The mission statement Mr. Nadella articulated at the outset of his tenure, to empower every person and every organization on the planet to achieve more, along with his focus on transforming the Company culture, has animated the growth of our products and services portfolio.

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Below are examples that illustrate the innovative products, services, and partnerships driving momentum and growth across the Company.

Azure. Azure cloud computing is perhaps the most powerful example of how Microsoft’s innovation is driving growth. Azure is a natural outgrowth of Microsoft’s DNA as a platform company. It was built to unlock a vast array of infrastructure as a service (“IaaS”), platform as a service (“PaaS”), and software as a service (“SaaS”) solutions. We have developed – and continue to create – scores of offerings that build on Azure’s capabilities and multiply its usefulness. Offerings include Azure OpenAI Service for machine learning; Azure Synapse for data storage, integration, and analytics; and Power BI to glean and access data insights from across the enterprise.

Mr. Nadella has stated we aimed to build Azure as the “world’s computer.” We’ve built more datacenter regions than any other provider, delivering faster access to cloud services while addressing critical data residency requirements, and have announced our intention to launch ten regions over the next year. In fiscal year 2022, the number of Azure deals exceeding $100 million more than doubled year-over-year. Microsoft’s cloud revenue, which includes Azure and other cloud offerings such as Office 365 Commercial and Dynamics 365, exceeded $91 billion.

Security. Our security business has grown dramatically from innovation and adroitly recognizing market opportunities. Our security portfolio focuses not only on Microsoft technology, but on customers’ entire technology estate. We deliver advanced security solutions for a variety of platforms outside our own, which integrate more than 50 different categories in security, compliance, identity, device management, and privacy. We secure other vendors’ clouds and productivity solutions. We can serve as a comprehensive security vendor for customers’ entire range of interoperating products from Microsoft and other companies. Through organic growth and acquisitions, our security business reached annualized revenue of over $15 billion. In fiscal year 2022 we announced our intent to invest $20 billion over five years to advance our security solutions and protect customers.

Advertising. Our advertising business continues to grow through differentiated offerings across our online properties, as well as through strategic acquisitions. In fiscal year 2022, LinkedIn Marketing Solutions surpassed $5 billion in annual revenue for the first time. We are creating new monetization opportunities for marketers and publishers on the web, while assuring consumer privacy and strong data governance. Bing and our personalized Windows content feed, Microsoft Start, continue to grow engagement. Our acquisition of Xandr in 2022 brings into our fold one of the world’s largest marketplaces for premium advertising.

Power Platform. Power Platform is making it even easier for teams of professional and citizen developers to build end-to-end business solutions together. With nearly 25 million monthly active users, Power Platform comprises an end-to-end suite of tools to automate workflows, create apps, build virtual agents, and analyze data. Because non-IT professionals can learn and use Power Platform, subject matter experts who are closest to the workflow can use low-code or no-code tools to do problem solving in business processes.

GitHub. GitHub is a source of dynamic innovation and a key element of Microsoft’s position as the premier developer platform. GitHub Copilot is a first-of-its-kind artificial intelligence-based programmer that helps developers write better code faster. When enabled, Copilot writes up to 35% to 40% of the code, greatly increasing developer productivity. GitHub expanded features bring it from just a source code management platform to an entire suite for development, security, and operations, with features such as continuous integration/continuous delivery and package management in our Codespaces service. GitHub Advanced Security allows developers to scan code for vulnerabilities, secrets, tokens, and other issues that can compromise secure code, and ensure all dependencies and open-source components are up to date.

Product Synergies and Industry Clouds

Microsoft is continually building connections between our products and services in ways that create powerful new levels of utility.

Microsoft Teams. Microsoft Teams, our premier communication and collaboration application, is one example of how we develop these synergies. Our metaverse service, Mesh, integrates with Teams to enable shared immersive experiences from informal watercooler conversations to structured whiteboarding sessions. Microsoft Digital Contact Center Platform brings together Teams, Dynamics 365, and enterprise AI capabilities from Nuance, to deliver customer engagement in the entire range of channels. New integrations between Dynamics 365 Intelligent Order Management and Teams help people collaborate seamlessly to minimize supply chain disruptions. Teams itself has become a first-class platform for application development, as the number of third-party and line of business Teams applications with active usage increased by 40% in fiscal year 2022.

Intelligent data. A foundational element of Azure is data storage and management. That is, however, only a first step toward the comprehensive digital transformation companies need to remain competitive. We designed our Intelligent Data Platform to unlock productivity and value from an enterprise’s data estate. Power Platform enables customers to gain insights from their data,

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automate and build low-code solutions to business processes, and facilitate routine inquiries at scale through virtual agents. Our analytics and machine learning tools drive productivity gains by transforming unstructured data into actionable information that supports operational reliability, effective supply chain management, and rapid product innovation.

Industry clouds. We recognize different industries have particular business requirements. Our industry clouds bring together capabilities across the entire Microsoft Cloud, along with industry-specific customizations, to improve time to value, increase agility, and lower costs. Our Clouds for Healthcare, Financial Services, Manufacturing, and Retail leverage customized combinations of products and services to overcome business challenges specific to each of those verticals. From data governance and artificial intelligence to metaverse applications, our industry clouds help companies solve common challenges and allocate resources to their highest value and most differentiating activities.

Because sustainability is an existential priority for our society and for every business today, we offer a Cloud for Sustainability to help any organization track its carbon footprint and other metrics to help meet its sustainability goals. Our Cloud for Nonprofit helps charitable organizations unlock the power of their data to achieve more transformative impact.

Partnering and Acquisitions

We partner with many of the leading enterprise technology companies to empower customers and grow market opportunities together. In July 2022, we announced a new service to accelerate adoption of Oracle workloads on Azure, making Microsoft the only public cloud with simplified direct access to Oracle databases running on Oracle Cloud. Through our collaboration with SAP, we’ve built a pathway for customers to migrate their SAP workloads to the cloud to take advantage of lower costs, increased agility, and reduced risk. Through the Azure VMware Solution, we have enabled enterprises to seamlessly move VMware-based workloads from their datacenters to Azure and integrate their VMware environments with Azure. In our rapidly growing security business, we have over 15,000 partners in our ecosystem, more than anyone else in the industry. Now, instead of one conversation on productivity, another on infrastructure, and yet another on business applications, our customer conversation can revolve around how all these products more seamlessly merge, whether it’s our software alone, or a combination of ours and partner solutions.

Mr. Nadella has been bold and visionary in finding strategic acquisitions that build on and enhance our core offerings. LinkedIn, with its services that help both employers and workers network, grow professionally, and find one another, has shown consistent and strong growth since we acquired it in 2016. Four distinct businesses at LinkedIn surpassed the billion-dollar revenue threshold in fiscal year 2022. Similarly, GitHub has continued to strengthen its position as the preferred platform for developers since its acquisition in 2018.

More recently, the acquisition of Nuance Communications, consummated in 2022, will enable organizations across industries to accelerate their business goals with our security-focused, cloud-based solutions infused with powerful, vertically optimized artificial intelligence. Our goal is for customers to benefit from enhanced consumer, patient, clinician, and employee experiences, ultimately improving productivity and financial performance. Nuance is a key catalyst for the growth of our healthcare industry vertical.

And, in January 2022, we announced our agreement to acquire Activision Blizzard as an investment to make it easier for people to play great games wherever, whenever, and however they want. We expect the transaction will increase innovation in content creation and reduce constraints on distribution. It also significantly expands our presence in mobile, the largest segment in the gaming business.

These examples of innovation, synergy, and partnership are far from exhaustive. They provide a view, however, into the diverse and innovative set of technologies and products Microsoft has built under Mr. Nadella’s leadership. It is a multi-faceted engine of growth that provides more avenues for continued success. The uses for Microsoft’s technology toolbox are as expansive as our customers’ imaginations. Mr. Nadella has quite intentionally conditioned Microsoft’s success on that of our customers – while providing the platform and technologies on which our customers will achieve it. This is a durable strategy that can thrive through economic cycles, business disruptions, and the ever-increasing pace of change that characterizes the current global marketplace, precisely because Microsoft enables companies and individuals to successfully address those very challenges.

Environmental and Social Leadership

As we articulate in Part 1, Governance and our Board of Directors, we believe Microsoft’s strategic environmental and social commitments play an important role in fostering Microsoft’s long-term success and value creation for our shareholders. We provide extensive reporting on our environmental and social performance and progress towards our commitments at microsoft.com/transparency. Among just a few of this year’s highlights:

•

Microsoft’s five-year, $20 billion commitment to advance our security solutions includes $150 million to help U.S. government agencies upgrade cybersecurity protections. We also enhanced our global skilling initiative with new commitments to help the U.S. and 24 other countries with substantial cybersecurity workforce shortages to grow their number of skilled candidates and increase diversity in the cybersecurity field.

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•

The Company continues transparently tracking and reporting annually on our progress towards our sustainability commitments, sharing our progress, challenges, and learnings as we pursue our commitments to become carbon negative, water positive, zero waste, and to build a Planetary Computer.

•

Microsoft supported important customer privacy protections in the new Trans-Atlantic Data Privacy Framework and committed to go beyond it by meeting or exceeding all the requirements it outlines for companies (aka.ms/EUPolicyBlog-DataAgreement).

•

Microsoft released our Responsible AI Standard (aka.ms/RAI), which helps operationalize Microsoft’s six Responsible AI principles (aka.ms/RAIApproach) through goals, tools, and practices to support them.

•

While much more work remains, we made progress increasing diverse representation and inclusion at Microsoft and invested in our employees to advance our culture and environments where people can do their best work.

Section 2 – Executive Compensation Program Changes

Shareholder Engagement

Our executive compensation program is grounded in a compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our shareholders’ interests. Feedback received from our shareholders through ongoing engagement discussions informs our Compensation Committee’s deliberations as it reviews the incentive structures in place on an ongoing basis.

Our Board and our Compensation Committee deeply value the continued interest of and feedback from our shareholders on our executive compensation program and are committed to maintaining an active dialogue with them to ensure their perspectives are thoughtfully taken into account.

We carefully consider both the level of voting support from our shareholders on our say-on-pay vote, as well as comments from

Shareholder Engagement

Engaged with shareholders owning approximately 50% of shares in FY22
Compensation Committee Chair and Lead Independent Director annually engage with large shareholders shareholders, when evaluating our executive compensation program. At the 2021 Annual Meeting, over 95% of the votes cast supported our advisory resolution on the compensation of our Named Executives (“say-on-pay” vote).

As in prior years, in fiscal year 2022 we continued our active shareholder engagement program, discussing compensation and a broad range of ESG issues with shareholders representing approximately 50% of our outstanding shares, including participation by our Compensation Committee Chair and Lead Independent Director. Together, the Compensation Committee Chair and Lead Independent Director have solicited our shareholders’ perspectives on our compensation structure and disclosure in engagements with investors holding over 30% of Microsoft’s outstanding shares in the two-plus years of the Committee’s current structure.

CEO Compensation

During fiscal year 2022, we addressed the need to provide ongoing incentives to Mr. Nadella following the February 2021 final vest of long-term performance stock award granted at Mr. Nadella’s 2014 promotion to CEO. Mr. Nadella’s criticality to Microsoft’s ongoing success was a regular focus of feedback we received from shareholders, which is consistent with our independent Board members’ high confidence in Mr. Nadella’s exceptional leadership of Microsoft.

In reviewing Mr. Nadella’s compensation, the independent members of the Board were determined to ensure that his incentive compensation is aligned to long-term shareholder interests, motivational and appropriately positioned versus market given the Company’s relative size and performance. After a thorough analysis of options, our independent Board members concluded that it would be best to deliver Mr. Nadella’s compensation under our existing Executive Incentive Plan framework to ensure an ongoing strong alignment to the incentives of the senior leadership team, while delivering 100% of his equity compensation via performance stock awards (up from 70% in fiscal year 2021). For fiscal year 2022, Mr. Nadella’s target performance stock award was set at $50,000,000, which our independent Board members concluded is the appropriate level of equity compensation for a leader with his extraordinary capabilities and responsibilities and for a company of Microsoft’s extraordinary scale and complexity.

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The changes to Mr. Nadella’s incentive compensation structure for fiscal year 2022 are shown in the table below:

Pay Element	FY21 Elements / Metrics / Weightings		FY22 Elements / Metrics / Weightings

Annual Cash Incentives	Financial • Incentive Plan Revenue (35%) • Incentive Plan Operating Income (35%)	70%	Financial (no change) • Incentive Plan Revenue (35%) • Incentive Plan Operating Income (35%)	70%
	Operational • Product & Strategy (10%) • Customers & Stakeholders (10%) • Culture & Organizational Leadership (10%)	30%	Operational (new) • Product & Strategy (10%) • Customers & Stakeholders (10%) • Culture, Diversity & Sustainability* (10%) * New name for fiscal year 2022	30%

Long-Term Equity	Performance Stock Award Three, one-year performance periods with following metrics: • Commercial Cloud Revenue (33%) • Commercial Cloud Subscribers (32%) • Teams Monthly Active Usage (20%) • Xbox Game Pass Subscribers (5%) • Surface Revenue (5%) • LinkedIn Sessions (5%)	70%	Performance Stock Award (new) Three, one-year performance periods with following metrics: • Microsoft Cloud Revenue* (30%) • Microsoft Cloud Subscribers Growth* (20%) • Teams Monthly Active Usage Growth (20%) • Xbox Game Pass Subscribers Growth (10%) • Windows OEM Revenue Growth (10%) • LinkedIn Sessions (10%) * New name for fiscal year 2022	100%

Relative TSR Modifier:

• 3-Year Relative TSR modifier (0.75– 1.5x) as compared to the S&P 500

• If Microsoft’s TSR is positive and above the 60th percentile, payout modifier is above 1x, with up to 50% upside at the 80th percentile or above

• If Microsoft’s TSR is below the 40th percentile, payout modifier is below 1x, with up to 25% downside at 20th percentile or below

	Stock Award • Four-year ratable vesting	30%	Stock Award (new) • Four-year ratable vesting	0%

As a result of the changes to Mr. Nadella’s compensation for fiscal year 2022, over 95% of his compensation is performance-based.

2021 vs. 2022 CEO Pay Mix

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ESG Role in Annual Cash Incentive

In our meetings with investors, we heard requests for additional clarity on our approach to including ESG commitments in our executive compensation program. Our annual cash incentive has included an assessment of CEO and SLT progress on culture and diversity and inclusion since 2016, signaling Microsoft’s early leadership in linking ESG measures to executive compensation. With senior management’s focus on achieving Microsoft’s ambitious carbon reduction commitments, our annual cash incentive also includes an assessment of progress on sustainability. Beginning with fiscal year 2022, we renamed the Culture & Organizational Leadership category of the operational assessment component of the annual cash incentive as the Culture, Diversity & Sustainability category to enhance clarity on how ESG results affect the pay of our named executives. Now, all ESG results are considered under this category. We continue to seek feedback from shareholders and compensation experts as we thoughtfully consider future enhancements that connect executive compensation to Microsoft’s environmental and social commitments.

Section 3 – Pay Setting

Our Compensation Committee establishes the design of our executive compensation program. After considering Mr. Nadella’s recommendations, our Compensation Committee also approves the annual target compensation (base salaries, target cash incentives, and equity incentive compensation) for our Named Executives, except Mr. Nadella. After considering the recommendation of our Compensation Committee, the independent members of our Board approved Mr. Nadella’s base salary, target cash incentive, and target performance stock award, providing no time-based stock awards for fiscal year 2022.

Our Compensation Committee also retains, and seeks the advice of, Pay Governance, an executive compensation consulting firm that is independent of management. See Part 1 – Governance and our Board of Directors – Board Committees for more information on Pay Governance’s role and independence as an advisor to the Compensation Committee.

Executive Compensation Philosophy

We design our executive compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership while considering individual and Company performance and alignment with the long-term interests of our shareholders. We achieve our objectives through a compensation program that:

•	Provides a competitive total pay opportunity that takes into account our relative scale and performance

•	Delivers a majority of our executives’ pay through performance-based incentives

•

Provides strong alignment with our shareholders, with at least 70% of the annual target compensation opportunity for our Named Executives delivered in the form of equity awards, with average across all Named Executives of over 80%

•	Focuses on the long-term through equity awards with multi-year vesting or performance requirements

•	Does not encourage unnecessary and excessive risk-taking, assisted by our stock ownership policy and executive compensation recovery (“clawback”) policy

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Compensation Best Practices

What We Do	What We Don’t Do

•  Maintain a stock ownership policy that reinforces the alignment of executive officer and shareholder interests (including requiring stock ownership of 15x base salary for the CEO)

•  Have a strong executive compensation recovery (“clawback”) policy to ensure accountability

•  Promote long-term focus through multi-year vesting and performance requirements

•  Prohibit pledging, hedging, and trading in derivatives of Microsoft securities

•  Retain an independent compensation consultant

•  Solicit investor feedback on our compensation program and potential enhancements through an extensive shareholder engagement program

•  Settle all long-term incentives in Microsoft stock

•  No excessive perquisites (e.g., no executive-only club memberships or medical benefits), and no tax gross-ups

•  No employment agreements

•  No change in control payments or benefits

•  No executive-only retirement programs

•  No guaranteed bonuses

•  No dividends paid on unvested stock awards

•  No encouragement of unnecessary and excessive risk taking

Competitive Pay

We compete for senior executive talent with global information technology companies, large market capitalization U.S. companies, and smaller, high-growth technology businesses, depending on the role. The current technology labor market is hyper-competitive with demand growing faster than the supply of specialized technical talent, resulting in significant increases in compensation at many of the companies with which we compete for this talent. The same conditions exist in the market for executive-level talent that can provide innovative leadership while managing at a global scale across several complex businesses. We expect these trends to continue and will work to ensure our approach to executive compensation is responsive to evolving market conditions.

Approach to Compensation Benchmarking

To ensure that our Board and Compensation Committee have current information to set appropriate compensation levels, we conduct an executive compensation market analysis each year that draws from third-party compensation surveys and publicly available data for a group of peer companies. We supplement this analysis with additional market information specific to each executive’s role and responsibilities, including information gleaned from our experience recruiting for executive positions at Microsoft. While this market analysis and supplemental data inform the decisions of the independent members of our Board and our Compensation Committee on the range of compensation opportunities, we do not tie Named Executive compensation to specific market percentiles. Because other companies actively recruit our executives to fill CEO and other senior leadership positions, we supplement market information with data on external opportunities potentially available to our executives. We also consider the relationship of annual target compensation among internal peers.

In setting our fiscal year 2022 executive compensation program design and compensation levels, we considered pay practices at the largest technology and general industry companies that our Compensation Committee believes are led by executives with similarly complex roles and responsibilities. Our Compensation Committee also screened these companies to ensure they had a significant presence outside the U.S. and excluded companies in the financial services sector because of the different regulatory environment in which they operate.

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Peer Group Used for Fiscal Year 2022 Pay Analysis

For fiscal year 2022, the Compensation Committee reviewed the evolution of our business against our historical peer group, and as a result approved the use of two peer groups to better reflect the differentiated business, talent and, in some cases, pay models, across sectors:

•	Primary Peer Group of bellwether technology companies, which reflect Microsoft’s more direct competitors for executive talent

•

Secondary Peer Group of “large cap” general industry companies, which reflect the complexities of operating large, global, innovative businesses and Microsoft’s broader competition for executive talent

The companies in the fiscal year 2022 peer groups are:

Primary Peer Group – Technology

Adobe Alphabet	Amazon Apple	Cisco Systems IBM	Intel Meta	Oracle Qualcomm	Salesforce

Secondary Peer Group – General Industry

Accenture AT&T	Comcast Honeywell	Johnson & Johnson Merck	Pfizer Procter & Gamble	Tesla Walt Disney	Verizon

Given Microsoft’s significant scale and growth, Microsoft is larger than the typical company in both peer groups, which is a factor when we set executive pay. The following charts show Microsoft’s position within the combined peer groups on the two screening criteria. Data is presented in billions as of August 12, 2022, with annual revenue based on the most recent publicly reported fiscal year-end data.

Performance-Based Pay and Goal Setting

Our incentive compensation arrangements are tied to specific performance measures that drive long-term performance and value creation. For fiscal year 2022:

•	Over 95% of our CEO’s annual target compensation opportunity was performance-based and over 50% of the total pay opportunity for other Named Executives was performance-based

•	70% of our CEO’s annual cash incentive was tied to achieving pre-established financial metric targets (50% for our other Named Executives)

•

100% of our CEO’s annual target equity opportunity was delivered in the form of a performance-based stock award (50% for our other Named Executives), with payouts based on achievement against pre-established quantitative performance metrics

•

Management and our Compensation Committee discussed in detail the metrics that determine performance stock awards to ensure they are leading indicators that will drive long-term performance and value creation. The Committee establishes rigorous goals for each metric that require significant year-over-year improvement in order for target awards to be earned

•

Performance stock awards include a relative TSR modifier to strengthen the alignment of the interests of our Named Executives with the long-term interests of our shareholders; in order for the TSR modifier to affect the performance stock awards positively, our relative TSR must be above the peer company 60th percentile

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Our Compensation Committee sets cash incentive and performance stock award (“PSA”) metric targets at the levels established, after review and engagement by the Board, for internal budgeting purposes. These targets are intended to be challenging but achievable. Our Compensation Committee then determines thresholds, maximums, and interim payout levels after considering historical data, upside/downside scenarios, sensitivity analysis, and year-over-year growth comparisons, to ensure rigorous alignment of payouts to performance. We set thresholds that we believe are reasonably achievable and maximums that we believe can be reached only with exceptional performance. Our Compensation Committee actively reviews the appropriateness of payout thresholds and maximums for each metric. Our Compensation Committee focuses on ensuring that our challenging goals, when achieved, will result in shareholder value creation and, historically, our performance on these challenging goals has led to substantial returns to our shareholders.

Pay Mix

Over 95% of the annual target compensation opportunity for the CEO is performance-based and over 50% for our other Named Executives. All Named Executive Officers had at least 70% of the annual target compensation delivered in the form of equity awards, with average across all Named Executives over 80%, to incentivize a long-term focus and align their interests with those of our shareholders.

Fiscal Year 2022 Pay Mix

Section 4 – Fiscal Year 2022 Compensation Program Design

Consistent with our philosophy, the compensation program for our Named Executives in fiscal year 2022 consisted of an annual base salary plus annual cash and equity incentives awarded under our Executive Incentive Plan (“Incentive Plan”).

Annual cash incentives were performance-based, with 70% determined formulaically based on achievement against pre-established financial targets for our CEO (50% for our other Named Executives) and 30% determined based on operational performance in three weighted performance categories for our CEO (50% for our other Named Executives). Our Compensation Committee and the independent members of our Board believe this strengthens our CEO’s accountability to achieving results on the objective financial metrics that most closely align with our business strategy.

Equity incentives under the Incentive Plan were allocated 100% to target PSAs for our CEO. Equity incentives under the Incentive Plan were allocated 50% to target PSAs and 50% to stock awards with four-year vesting (“SAs”) for our other Named Executives. Our Compensation Committee and the independent members of our Board believed the 100% PSA level for our CEO will strengthen the alignment of his pay and Microsoft’s long-term performance, while the 50/50 balance between PSAs and SAs appropriately supported our long-term business goals and long-term retention incentives for our other Named Executives.

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Base Salaries

Our Named Executives’ base salaries align with the scope and complexity of their roles, their capabilities, and with prevailing market conditions.

Annual Cash Incentives

Cash incentives are determined in two performance categories for our CEO and other Named Executives (“NEOs”), as follows:

*	“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures defined on page 46.

Financial

We include financial results in our cash incentive to measure our success in meeting internal annual financial performance goals for revenue and profitability that we believe drive long-term value creation.

For fiscal year 2022, the financial formulaic portion of the annual cash incentives was determined based on meeting pre-established performance targets for Incentive Plan Revenue and Incentive Plan Operating Income. The fiscal year 2022 Incentive Plan Revenue and Incentive Plan Operating Income performance targets were based on meeting the Company’s fiscal year 2022 internal operating budget.

Operational Assessment

The operational assessment portion of each Named Executive’s fiscal year 2022 annual cash incentives was determined based on evaluation of their individual contributions to the furtherance of financial, operational, strategic, and ESG indicators in three performance categories. The performance indicators varied based on the Named Executive’s responsibilities and the function or group he or she leads, and may have included (in alphabetical order in each category):

Product & Strategy	Customers & Stakeholders	Culture, Diversity & Sustainability

• Efficiency and productivity • Innovation • Product development and implementation of strategic roadmap • Quality • Revenue, consumption, and market share	• Customer and partner engagement and outreach • Customer satisfaction • Developer engagement	• Compliance and integrity • Culture • Diversity and inclusion • Organizational health • Sustainability and carbon reduction

2022 PROXY STATEMENT	43

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For Mr. Nadella, the independent members of our Board also considered:

•	Input from Microsoft’s senior executives about Mr. Nadella’s leadership

•	The scorecard we use to measure performance against Microsoft’s annual business plan

•	Mr. Nadella’s evaluation of Microsoft’s and his individual performance over the past fiscal year

Equity Compensation

Under the Incentive Plan, each year our Named Executives receive PSAs and our Named Executives, other than Mr. Nadella, receive SAs.

Performance Stock Awards

PSAs are designed to encourage our executives to achieve rigorous goals in key performance metrics to drive long-term performance and value creation.

Due to the dynamic nature of our business and the specificity in the performance metrics that are chosen under our PSA program, we believe that measuring performance annually over our three-year performance period and modifying awards based on our three-year relative TSR provides the most accurate assessment of Microsoft’s long-term trajectory and performance achievements.

Fiscal Year 2022 Performance Stock Award Metrics and Weights

Fiscal year 2022 PSA metrics are strategic measures that drive long-term performance and value creation. Targets for the PSA metrics are set at the target levels established under Microsoft’s fiscal year business plan and are intended to be difficult but attainable, and additional information about our goal-setting process is on pages 41-42. The metrics and weights used for fiscal year 2022 are in the table below.

Fiscal Year 2022 PSA Metrics

Performance Metrics	Description	Weights

Microsoft Cloud Revenue*	Revenue from Azure and other cloud services, Office 365 Commercial, the commercial portion of LinkedIn, Dynamics 365, and other commercial cloud properties	30%

Microsoft Cloud Subscribers Growth	Paid seats for current or new per-user SaaS cloud services primarily in commercial customer segment	20%

Teams Monthly Active Usage Growth	Unique monthly active users of Teams in Enterprise, Corporate, Small and Medium Business, Education, and Consumer	20%

Xbox Game Pass Subscribers Growth	Current number of paid Game Pass Subscriptions (Console, PC, Ultimate)	10%

Windows OEM Revenue* Growth	Revenue from sales of Windows Pro and non-Pro licenses sold through the OEM channel	10%

LinkedIn Sessions	Measure of member visits as a leading indicator of the overall quality of the LinkedIn member experience and opportunity for members to realize their economic opportunity	10%

* “Microsoft Cloud Revenue” and “Windows OEM Revenue Growth”, when used as PSA metrics in this Compensation Discussion and Analysis, are non-GAAP financial measures defined on page 51.

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The fiscal year 2022 PSA metrics were used to establish performance goals for (i) year 3 of the 2020 PSAs, (ii) year 2 of the 2021 PSAs, and (iii) year 1 of the 2022 PSAs, as shown below.

PSA Metrics

Our fiscal year 2022 PSA metric results can be found on pages 51-52 below.

Stock Awards

Stock awards were granted under the Incentive Plan in September 2021 for shares of Microsoft common stock. These stock awards vest over four years, with 25% vesting on August 31, 2022 and 12.5% each six-months thereafter, to support long-term focus and align with shareholders’ interests. Vesting is subject to continued employment except as described on pages 52-53 below.

On-Hire Compensation

In connection with his employment as our Executive Vice President, Business Development, Strategy, and Ventures on November 11, 2020, our Compensation Committee awarded Mr. Young an on-hire cash bonus with a second $1,500,000 installment payable within 30 days after the first anniversary of his employment start date. This installment is repayable to Microsoft if Mr. Young resigns his employment, or his employment is terminated for “misconduct” prior to the second anniversary of his employment start date.

No Other Fiscal Year 2022 Compensation

During fiscal year 2022, the Compensation Committee and independent members of our Board awarded no other compensation to our Named Executives.

Section 5 – Fiscal Year 2022 Compensation Decisions

Our Named Executives were awarded the following compensation in fiscal year 2022:

Fiscal Year 2022 Base Salaries

As part of the annual review of target compensation opportunities, our Compensation Committee and, for Mr. Nadella, the independent members of our Board, reviewed the base salaries of our Named Executives in September 2021. The independent members of our Board did not increase the base salary of $2.5 million for Mr. Nadella, which it continued to believe was reasonable and appropriate given his role, capabilities, and experience, as well as the Company’s relative scale and performance. Our Compensation Committee approved base salaries of $1 million for Mr. Smith and $960,000 for Mr. Althoff, based on a competitive market review of their roles and contributions. The Committee did not change the base salaries of Ms. Hood or Mr. Young.

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Fiscal Year 2022 Cash Incentive Awards

We did not increase our target cash incentive opportunities in fiscal year 2022 as a percentage of base salary. For fiscal year 2022, these opportunities were: Mr. Nadella – 300%; Ms. Hood – 250%; Mr. Smith – 250%; and Mr. Young – 200%. In connection with Mr. Althoff’s appointment to Chief Commercial Officer the Compensation Committee set Mr. Althoff’s target cash incentive opportunity at 250%.

Our Compensation Committee and, for Mr. Nadella, the independent members of our Board, determined the fiscal year 2022 cash incentive awards. These were based on two performance categories: financial results and operational performance results.

Final results under each portion of the cash incentive, and the resulting awards, were as follows:

	Nadella	Hood	Althoff	Smith	Young

Financial results (70% CEO / 50% other NEOs)	121.03%	121.03%	121.03%	121.03%	121.03%

Operational results (30% CEO / 50% other NEOs)	165.00%	165.00%	163.34%	165.00%	130.00%

Total FY22 cash incentive (% of target)	134.22%	143.02%	142.19%	143.02%	125.52%

Total FY22 cash incentive ($)	$10,066,500	$3,575,500	$3,412,560	$3,551,664	$2,133,840

Financial Results

The fiscal year 2022 financial performance measures are shown below, resulting in a weighted payout of 121.03%. We note that our Incentive Plan Revenue result was at 99.7% of target while achieving a 18.37% fiscal year 2022 growth rate, demonstrating our commitment to rigorous goal setting.

Financial Results ($ in billions)	FY21 Actual	FY22 Threshold	FY22 Target	FY22 Maximum	FY22 Actual	FY22 Growth Rate

FY22 Incentive Plan Revenue	$174.59	$194.78	$207.21	$218.61	$206.67	18.37%

FY22 Incentive Plan Operating Income	$71.53	$75.08	$82.02	$92.67	$86.73	21.25%

“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures. We calculate Incentive Plan Revenue by adjusting GAAP Revenue for (1) the net impact of revenue deferrals, (2) credits and incentives, (3) the effect of foreign currency rate fluctuations, and (4) the impact of the March 2022 acquisition of Nuance Communications, Inc. (“Nuance”). We calculate Incentive Plan Operating Income by adjusting GAAP Operating Income for the effect of foreign currency rate fluctuations and the impact of the March 2022 acquisition of Nuance. We exclude the effect of foreign currency rate fluctuations on a “constant dollar” basis by converting current period non-GAAP (i.e., adjusted for the items in the preceding two sentences) results for entities reporting in currencies other than U.S. dollars into U.S. dollars using constant exchange rates, which are determined at the outset of the current period, rather than the actual exchange rates in effect during the respective periods. These Incentive Plan financial metrics differ from the non-GAAP financial results we report in our quarterly earnings release materials. They should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

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Operational Results

Satya Nadella

The key results influencing the Compensation Committee and the independent members of our Board decisions on the operational performance portion of Mr. Nadella’s cash incentive are set forth below. Results are out of a possible 200% in each category.

Average Financial: 121.03%	+	Average Operational: 165%	=	Overall Bonus: 134.22%

Product & Strategy (10%)	160%

•  Following outstanding performance in fiscal year 2021, Mr. Nadella again led Microsoft to achieve strong revenue growth across business lines, including 18% growth in Office 365 Commercial, 11% growth in Windows Commercial Products and cloud services driven by demand for Microsoft 365, 39% growth in Dynamics 365, 45% growth in Azure and other cloud services, 34% growth for LinkedIn, and our security business reaching annualized revenue of over $15 billion. In the area of security, Microsoft was the only firm recognized as best-in-breed across 19 Gartner, Forrester, and IDC categories, with over 70 billion threats stopped. In addition, Microsoft continued its acceleration of Customer Solution Areas (CSAs) across commercial and consumer segments.

•  As the world explored what it would mean to “return to work,” Microsoft deepened its position with enterprises as the leading provider of modern work solutions – evidenced by the growth in Microsoft 365 and Teams. Mr. Nadella’s leadership has also resulted in higher customer adoption and satisfaction, with Windows 11 achieving the highest satisfaction rate in its history.

•  Xbox engaged more gamers across console, PC and mobile, delivering over 25 million Game Pass subscriptions and winning console share three quarters in a row. Our planned acquisition of Activision Blizzard amplifies our commitment to delivering world-class content to gamers wherever they choose to play.

•  Under Mr. Nadella’s leadership in fiscal year 2022, Microsoft made signfiicant strides in threat intelligence and strengthening the Microsoft “brand” in security. Microsoft expanded its lead in global infrastructure and resiliency with 60+ available cloud regions.

•  Mr. Nadella led substantial progress in documenting our strategy and facilitating frequent and open discussions across the board and management. Mr. Nadella’s leadership in fiscal year 2022 enhanced for all stakeholders the clarity of Microsoft’s product/strategy vision.

Customers & Stakeholders (10%)	170%

•  Mr. Nadella led Microsoft to make 21 new investments and 39 follow-on investments – many in new growth areas – to enable Microsoft to retain its prominence in usage and share growth across existing and new customers.

•  During fiscal year 2022, Microsoft launched and expanded partnerships and collaborations with clients such as FedEx, Boeing, and the NBA to create more value by influencing strategy, develop new growth areas, and guide future decisions. Mr. Nadella led expansion into new categories, including investments in Consensys (web3) and WAYVE (autonomous transport), which is scaling the development of AI-based models for autonomous vehicles using Azure.

•  Microsoft advanced its position as the preferred, or primary, cloud partner for many organizations across industries. Microsoft closed the Nuance acquisition, which is creating new growth opportunities that the Company is leveraging across platform solutions.

•  Mr. Nadella continued Microsoft’s leadership as a responsible global brand, ranking #1 on Forbes’ 2021 The Just 100 List for responsibility to workers, customers, communities, shareholders, and the environment. Microsoft enhanced its brand and presence through successful marketing, branding, and product placement initiatives across customer interest areas and platforms.

2022 PROXY STATEMENT	47

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Culture, Diversity & Sustainability (10%)	165%

•  Mr. Nadella led the Company in its industry-leading initiatives that advanced our position as a trusted global tech company in the emerging era of regulation. Mr. Nadella led Microsoft’s cross-company response in support and defense of the Ukraine government and furthered the Company’s good government relationships.

•  Microsoft strengthened our employee value proposition through enhanced compensation and, importantly, benefits. Under Mr. Nadella’s leadership, we achieved higher employee retention, particularly of our highest potential and most highly performing colleagues.

•  Mr. Nadella’s focus on Microsoft’s role in the broader world and fulfilling the Company’s desire to lead across important global priorities were pronounced in fiscal year 2022. Microsoft played a pivotal role in protecting against cybersecurity threats. The Company is making strong progress on our commitments to environmental sustainability, where Microsoft is on-track to meet 2025 and 2030 commitments across carbon, water, and waste. Microsoft reduced its Scope 1 and Scope 2 emissions by 17% while growing revenue, and is on the path to 100% direct renewable energy by 2025.

•  Under Mr. Nadella’s leadership, core Microsoft (83.9% of the worldwide Microsoft workforce, excluding minimally integrated companies, joint ventures, or newly acquired companies) saw the strongest progress in the last five years in building a more diverse workforce. These advances were made across several demographic groups, with overall representation of women surpassing 30%, at 30.7% globally (+1.0ppts). Other progress includes year-over-year U.S. employee representation growth for: Asian 35.8% (+0.3ppts); Hispanic and Latinx 7.6% (+0.6ppts); Black and African American 6.6% (+0.9ppts); and Multiracial 2.6% (+0.1ppts). Mr. Nadella has continued to lead the Company to fulfilling its racial equity initiative (REI) commitments by 2025, which includes doubling the number of Black and African American and Hispanic and Latinx people managers, senior individual contributors and senior leaders. We are 116.0% of the way to our 2025 commitment to double the number of Black and African American people managers below Director level and 92.0% of the way for Directors, Partners and Executives. For Hispanic and Latinx, we are 46.5% of the way to our 2025 commitment for people managers below Director level and 57.6% of the way for Directors, Partners, and Executives.

•  Mr. Nadella continues to lead efforts to ensure that Microsoft’s culture evolves while staying true to our values. He is driving excellence in the near-term and ensuring that the Company develops the talent needed to lead Microsoft into the future.

Other Named Executives

The key results influencing our Compensation Committee’s decisions on the operational performance category portion of the cash incentive for the other Named Executives are summarized below.

Amy Hood, Executive Vice President and Chief Financial Officer

•

Delivered strong financial performance and management with double digit revenue growth of 18% and operating income growth of 19%, and returned total cash to shareholders of $46.6 billion through share repurchases and dividends.

•	Strengthened investor relations and successfully communicated the next key business opportunities to drive future growth
•	Continued strong leadership focus on strategic capital allocation, prioritization, and executional excellence
•	Drove synergies between our own products and services and creating a portfolio of industry clouds to multiply opportunities for customers to realize value.
•

Led sustainability efforts through investments in the company’s $1 billion Climate Innovation Fund, developing a company-wide carbon reduction accountability model, and creation of the renewable energy portfolio

•	Consistent focus on diversity and inclusion and ongoing leadership to achieve our Racial Equity Initiative commitment

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Judson B. Althoff, Executive Vice President and Chief Commercial Officer

•	Took on increased role in FY22 to lead the Microsoft Customer & Partner Solutions (“MCAPS”) group in delivering strong financial performance contributing to Microsoft’s 18% growth in revenue.
•

Exemplified customer obsession through hundreds of customer and partner engagements. Drove further organizational alignment to industry solution-oriented capabilities to provide customized digital transformation consultation.

•	Continued focus on embedding diversity and inclusion conversations and learning opportunities in the field culture. Made strides in strengthening diversity across the leadership bench.
•

Launched Microsoft Cloud for Sustainability within our product portfolio to enable customers to transform their business through environmental, social, and governance (“ESG”) reporting and analytics capabilities, and drove solid progress towards reducing MCAPS’ carbon scope 3 emissions, on track against goals.

•	Strengthened our leadership bench by recruiting and promoting individuals with deep industry and sales leadership expertise from diverse backgrounds.

Bradford L. Smith, Vice Chair and President

•	Launched a new initiative to combat disinformation and foreign cyber influence operations, and led the response to the war in Ukraine to defend against cybersecurity attacks.
•

Supported important customer privacy protections in the new Trans-Atlantic Data Privacy Framework and committed to enhancing how we handle legal requests for customer data and providing further support for individuals concerned about their rights.

•

Advanced skills for jobs initiatives and launched a national campaign with U.S. community colleges to help skill and recruit into the cybersecurity workforce 250,000 people by 2025, representing half of the country’s workforce shortage. Overall skilling efforts have reached over 30 million people in 249 countries and territories, and specifically for fiscal year 2022, 5.8 million people were trained for jobs and livelihood opportunities in the digital economy.

•

Continued efforts to protect fundamental rights including the Racial Equity Initiative and the company’s support for access to the internet. Advanced broadband coverage and exceeded our goal of reaching 3 million unserved rural Americans and 40 million unserved people around the world.

•

Released the Responsible AI Standard, a set of company-wide rules that help to ensure we are developing and deploying AI technology consistent with our AI principles of fairness, reliability & safety, privacy & security, inclusiveness, transparency, and accountability.

•

Joined the Carbon Call to lead the efforts to develop reliable and interoperable carbon accounting methodology standards, while making strong progress towards environmental sustainability goals, including reducing scope 1 and 2 emissions by 17 percent while Microsoft’s revenue grew ~18%.

Christopher D. Young, Executive Vice President, Business Development, Strategy, and Ventures

•	Spearheaded efforts to identify new categories of future growth for Microsoft in partnership with Senior Leadership Team peers, as well as through investments via the M12 Venture Fund.
•

Partnered with other technology providers to remove friction and accelerate customers’ digital transformations and helped lead strategic acquisitions to broaden our reach, such as the Xandr acquisition, and the partnership with Netflix as their global advertising technology and sales partner.

•	Demonstrated leadership in numerous customer and partner engagements, strengthening existing relationships and growing business opportunities with emerging technology company leadership.
•	Drove solid progress towards reducing Business Development, Strategy and Ventures’ carbon scope 3 emissions, on track against goals.
•	Championed diversity and inclusion, increased representation within the organization and served as active ally to employee resource groups.

2022 PROXY STATEMENT	49

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Fiscal Year 2022 Stock Awards

The fiscal year 2022 PSAs and SAs granted to our Named Executives under the Incentive Plan are listed below.

Named Executive	PSAs (Target Number of Shares)¹	SAs (Number of Shares)²	Aggregate Target Award Value³ ($)

Satya Nadella	165,629	0	50,000,000

Amy E. Hood	28,986	28,986	17,500,000

Judson B. Althoff	20,870	20,870	12,600,000

Bradford L. Smith	25,673	25,673	15,500,000

Christopher D. Young	12,423	12,423	7,500,000

(1)

The PSAs vest in full following the end of the three-year performance period, with the number of shares earned determined based on performance against goals set for each year in the period and relative TSR results for the period.

(2)	The SAs vest 25% on August 31, 2023 and 12.5% each six months thereafter until fully vested. Vesting is subject to continued employment except as described on pages 52-53 below.

(3)	Awarded value (in dollars) was converted to shares using the closing share price on August 31, 2021, rounded up to a whole number.

The amounts listed in the table above for fiscal year 2022 PSAs will not match the amounts in the “Stock Awards” column in the Summary Compensation Table or the Grants of Plan-Based Awards table. Because the grant date of a PSA occurs when the performance targets are set, and targets under our PSA awards are established annually, SAs listed in the Summary Compensation Table and Grants of Plan-Based Awards table include portions of current and prior year PSA awards, as described in more detail in Note (2) to the Summary Compensation Table on page 55.

Fiscal Year 2020 PSAs (Completed Performance Period)

Our Compensation Committee (and for Mr. Nadella, the independent members of our Board) granted PSAs in fiscal year 2020 that pay out based on specific pre-established, performance goals and strategic performance objectives tied to creating long-term shareholder value as well as our TSR performance relative to the S&P 500. Performance was measured over the three-fiscal year performance period ending June 30, 2022.

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The actual performance under the fiscal year 2020 PSAs reflected the strong business achievement on core metrics and Microsoft’s relative TSR during this period. Performance on the core metrics under these PSAs is shown in the following table:

Fiscal Year 2020 PSA Core Metric Payout Percentages

Metric (FY20-FY22)	Weight	FY20 Payout	Weight	FY21 Payout	Weight	FY22 Payout

Microsoft Cloud Revenue[1]	35%	98.15%	H1 - 16.5%	121.69%	30%	126.39%
			H2 - 16.5%	157.07%

Microsoft Cloud Subscribers Growth[2,3]	34%	107.35%	32%	196.54%	20%	68.91%

Teams Monthly Active Usage Growth[3]	10%	200.00%	20%	81.36%	20%	50.92%

Xbox Game Pass Subscribers Growth[3]	7%	147.95%	5%	82.28%	10%	56.80%

Surface Revenue	7%	90.10%	H1 - 2.5%	200%	N/A	N/A
			H2 - 2.5%	0%

Windows OEM Revenue Growth[3]	N/A	N/A	N/A	N/A	10%	191.15%

LinkedIn Sessions	7%	129.64%	5%	195.97%	10%	90.66%

Weighted Performance for FY		116.59%		144.07%		95.75%

Core Metric Performance (average of FY20, FY21, and FY22 performance)						118.80%

(1)   Known as Commercial Cloud Revenue before FY22.

(2)   Known as Commercial Cloud Subscribers before FY22.

(3)   Metrics were established as unit of measure or dollar value before FY22. For competitive reasons, results for those years are expressed in terms of year-over-year growth. Beginning in FY22 metrics were defined as a growth percentage.

Fiscal Year 2020 PSA Core Metric Performance Results[1]

Metric (FY20-FY22)	Weight	FY20 Target/ Actual Achievement	Weight	FY21 Target/ Actual Achievement	Weight	FY22 Target/ Actual Achievement

Microsoft Cloud Revenue[2]	35%	$51.90B / $51.80B	H1 - 16.5%	$30.78B / $31.19B	30%	$91.49B / $93.48B
			H2 - 16.5%	$34.58B / $35.75B

Microsoft Cloud Subscribers Growth[3]	34%	23.02% / 23.65%[4]	32%	17.73% / 25.76%[4]	20%	26.44% / 20.95%

Teams Monthly Active Usage Growth	10%	246.94% / 513.59%[4]	20%	64.22% / 54.53%[4]	20%	24.52% / 3.82%

Xbox Game Pass Subscribers Growth	7%	71.00% / 85.75%[4]	5%	47.79% / 37.48%[4]	10%	72.88% / 28.07%

Surface Revenue	7%	$6.40B / $6.21B	H1 - 2.5%	$2.87B / $3.51B	N/A	N/A
			H2 - 2.5%	$3.18B / $2.75B

Windows OEM Revenue Growth	N/A	N/A	N/A	N/A	10%	4.20% / 11.10%

LinkedIn Sessions	7%	39.89B / 40.72B	5%	49.59B / 52.92B	10%	64.98B / 64.13B

(1)   Dollar values are calculated using constant dollars, which removes the impact of currency fluctuations from period-over-period comparisons.

(2)   Known as Commercial Cloud Revenue before FY22.

(3)   Known as Commercial Cloud Subscribers before FY22.

(4)   Metrics were established as unit of measure or dollar value before FY22. For competitive reasons, targets and results for those years are expressed in terms of year-over-year growth. Beginning in FY22 metrics were defined as a growth percentage.

Microsoft Cloud Revenue, Surface Revenue and Windows OEM Revenue Growth, when used as PSA metrics in this Compensation Discussion and Analysis, are non-GAAP financial measures, calculated by adjusting GAAP results for these metrics (as defined in our Annual Report on Form 10-K for the fiscal year ended June 30, 2022) for the effect of foreign currency rate fluctuations. We exclude the effect of foreign currency rate fluctuations on a “constant dollar” basis by converting current period non-GAAP results for entities reporting in currencies other than U.S. dollars into U.S. dollars using constant exchange rates, which are determined at the outset of the fiscal year, rather than the actual exchange rates in effect during the respective periods. These metric results differ from certain non-GAAP financial results we report in our quarterly earnings release materials; they should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

2022 PROXY STATEMENT	51

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Metric (FY22) ($ in billions)	FY21 Actual[1]	FY22 Target	FY22 Actual	FY22 Growth Rate

FY22 Microsoft Cloud Revenue	$70.17	$91.49	$93.48	33.2%

(1)	FY21 actual results are presented in FY22 constant dollar exchange rates, which removes the impact of currency fluctuations from period-over-period comparisons.

Relative TSR Modifier

The core metric results for the fiscal year 2020 PSAs were then subject to adjustment based on the relative TSR performance modifier, which compares our TSR for the three-fiscal year performance period to the TSR of the S&P 500. Our absolute TSR for the performance period satisfied the PSA payout requirement that TSR be positive. Our TSR relative to the S&P 500 was at the 94th percentile of the S&P 500, well in excess of the 80th percentile performance that was a condition to receiving the maximum 150% multiplier. Based on this result, the total payment percentage for the fiscal 2020 PSAs was increased by 50%, resulting in the payout to our Named Executives of 178.20% of the target fiscal 2020 PSA shares.

Fiscal Year 2021 and 2022 PSAs (Open Performance Periods)

Performance under the fiscal year 2021 and 2022 PSAs will be determined following the end of the three-year performance periods ending June 30, 2023 and 2024, respectively. The number of shares of common stock to be earned will be based on an assessment of (1) performance against the metric goals during the applicable performance period, and (2) Microsoft’s relative TSR during the period. Microsoft’s relative TSR will not increase the shares earned for a performance period unless Microsoft’s absolute TSR for the performance period is positive. The metrics and relative weights under the fiscal year 2021 and 2022 PSAs are set forth on page 51 above in the table labeled Fiscal Year 2020 PSA Core Metric Performance Results.

Section 6 – Other Compensation Policies and Information

No Significant Executive Benefits and Perquisites

Our Named Executives are eligible for the same benefits available to our other full-time employees. In the U.S., our benefits include our section 401(k) plan, employee stock purchase plan, health care plan, life insurance plans, and other welfare benefit programs. In addition to the standard benefits offered to all U.S. employees, we maintain a nonqualified deferred compensation plan for our U.S. executive officers and senior managers. This deferred compensation plan is unfunded, and participation is voluntary. The deferred compensation plan allows our Named Executives to defer their base salary, the cash portion of their Incentive Plan awards, and certain on-hire bonuses. We do not contribute to the deferred compensation plan. Named Executives are eligible for matching gifts for charitable donations above the maximum for our other U.S.-based full-time employees.

During fiscal year 2022, we provided no executive-only perquisites or other personal benefits to our Named Executives other than matching gifts made to charitable organizations.

Post-Employment Compensation

Our Named Executives do not have employment contracts. No Named Executive is entitled to any payments or benefits following a change in control of Microsoft.

Our Named Executives may be eligible for additional vesting of their outstanding SAs following termination of employment on the same terms as our other employees. All U.S. employees who retire from Microsoft after (a) age 65 or (b) age 55 with 15 years of service are eligible for the continuation of vesting of outstanding SAs granted at hire or at the time of annual performance review if the award was granted over one year before the date of retirement. A pro-rata portion of PSA shares will also continue vesting if the retirement occurs more than one year after the beginning of the performance period. As of June 30, 2022, only Mr. Smith was retirement eligible. All employees whose employment with Microsoft terminates due to death or total and permanent disability generally fully vest in their outstanding SAs. Our PSAs vest for the target number of shares upon death or total and permanent disability. The value of our Named Executives’ SAs and PSAs that would have vested assuming a June 30, 2022 termination of employment due to death or total and permanent disability, or due to retirement on that date, are set forth in the table at page 59.

In addition, our Named Executives are eligible to participate in the Microsoft Senior Executive Severance Benefit Plan (“Severance Plan”). The Severance Plan was adopted to help ensure continuity of key leaders by providing designated executives severance payments and benefits if their employment is terminated without cause. For purposes of the Severance Plan, “cause” means (i) a conviction or plea of guilty or no contest to a felony or certain misdemeanors; (ii) engaging in gross misconduct; (iii) repeated failure to substantially perform the duties of the Named Executive’s role; (iv) violation of any securities laws; or (v) violation of Microsoft’s policies designed to prevent violations of law.

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The Severance Plan payments and benefits have four components – cash, stock vesting, continued health care, and outplacement assistance – all provided by Microsoft. Cash payments consist of (i) a severance payment equal to 12 months’ base salary plus target annual cash incentive award, payable in a lump sum within 60 days after termination of employment; and (ii) a pro-rata payment of the Named Executive’s target annual cash incentive award for the partial year of work, payable in a lump sum at the same time other Incentive Plan cash awards for the year are paid. Stock vesting applies to SAs and PSAs. SAs that otherwise would vest in the 12-month period after employment terminates continue to vest. After the first year of the PSA performance period is completed, a pro-rata portion of any PSA shares will also vest, and the number of shares subject to pro-ration is the lesser of the target award shares or the shares that are otherwise earned and payable after the end of the performance period. Continued contributions to premiums for COBRA health care continuation coverage and outplacement assistance will be provided on the same terms as are available to other employees whose employment is terminated without cause. There is no change-in-control provision in the Severance Plan. To receive the Severance Plan payments and benefits, the Named Executive must execute a separation agreement that includes a release of claims in favor of Microsoft, confidentiality and non-disparagement provisions, and 12-month non-compete/non-solicitation restrictions. Our Named Executives’ Severance Plan benefits assuming a termination of employment without cause on June 30, 2022, are set forth in the table at page 59.

Mr. Nadella participates in the Severance Plan on the same terms as our other executive officers.

Strong Clawback Policy

Accountability is a fundamental value of Microsoft. To reinforce this value through our executive compensation program, our executive officers and certain other senior executives are subject to a strong ‘no fault’ executive compensation recovery (“clawback”) policy. Under this policy, our Compensation Committee may seek to recover payments of incentive compensation if the performance results leading to a payment are later subject to a downward adjustment or restatement of financial or nonfinancial performance. Our Compensation Committee may use its judgment in determining the amount to be recovered where the incentive compensation was awarded subjectively. Our Compensation Committee may also seek recovery of up to the entire amount of any incentive compensation awarded during a period where a covered executive committed a significant legal or compliance violation. Our executive compensation recovery policy is available on our website at aka.ms/policiesandguidelines.

Robust Stock Ownership Policy

Our executive officers and certain other senior executives are required to maintain a minimum equity stake in Microsoft. This policy embodies our Compensation Committee’s belief that our most senior executives should maintain a significant personal financial stake in Microsoft to promote a long-term perspective in managing our business. In addition, the policy helps align executive and shareholder interests, which reduces incentive for excessive short-term risk taking. Each covered executive is required to acquire and maintain ownership of shares of Microsoft common stock equal to a specified multiple of his or her base salary, which for our Named Executives ranges from 8 to 15 times base salary, as shown in the table below. Each covered executive must retain 50% of all net shares (post-tax) that vest until achieving his or her minimum share ownership requirement.

Named Executive	Share Ownership Requirement as of June 30, 2022

Satya Nadella	15x base salary

Amy E. Hood	8x base salary

Judson B. Althoff	8x base salary

Bradford L. Smith	8x base salary

Christopher D. Young	8x base salary

In fiscal year 2022, each of our Named Executives complied with our stock ownership policy. Our stock ownership policy is available on our website at aka.ms/policiesandguidelines.

Hedging and Pledging Policy

Our Named Executives are subject to our Derivatives Trading, Hedging, and Pledging policy described on page 14.

2022 PROXY STATEMENT	53

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Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the CEO, the CFO, and certain other current or former named executive officers (together, “covered employees”). Compensation to our Named Executives over this limit is nondeductible.

Annual Compensation Risk Assessment

We performed an annual assessment for our Compensation and Audit Committees of our Board of Directors to determine whether the risks arising from our fiscal year 2022 compensation policies and practices were reasonably likely to have a material adverse effect on Microsoft. Our assessment reviewed the material elements of executive and non-executive employee compensation. We concluded these policies and practices do not create risk that is reasonably likely to have a material adverse effect on Microsoft.

The structure of our compensation program for our executive officers does not incentivize unnecessary or excessive risk-taking. The base salary component of compensation does not encourage risk-taking because it is a fixed amount. The Incentive Plan awards have these risk-limiting characteristics:

•  Cash incentive awards under the Incentive Plan are limited to 200% of a target cash incentive award

•  Cash incentive awards are structured 50% (70% for CEO) based on pre-established goals (balance of growth and profitability goals) and 50% (30% for CEO) based on operational performance as assessed across three performance categories, diversifying the risk associated with any single aspect of performance

•  The majority of Incentive Plan award value is delivered in awards for shares of Microsoft common stock with multi-year vesting schedules or performance periods, which aligns the interests of our executive officers to long-term shareholder interests

•  We maintain robust executive stock ownership requirements ranging from 5x to 15x annual salary, which reduces incentive for excessive short-term risk taking

•  PSA metrics further diversify the elements of the program to minimize the incentive to produce any particular outcome

• PSAs use Company-wide measures that are not specific to any one executive officer’s sphere of responsibility and that apply equally to all participants to encourage a unified and responsible approach to achieving financial and strategic goals

• Overlapping performance periods for PSAs limit the impact of short-term business performance or share price fluctuations on final outcomes

• Equity awards are not made in the form of stock options, which may provide an asymmetrical incentive to take unnecessary or excessive risks to increase the market price of Microsoft common stock

• Members of our Compensation Committee (or for Mr. Nadella, the independent members of our Board of Directors) approve all Incentive Plan awards to executive officers, including performance achievement levels that determine final payout outcomes

• Awards are subject to the Company’s Executive Compensation Recovery policy

Awards are subject to our Executive Compensation Recovery Policy, described in this Section 6 – Other Compensation Policies and Information – Strong Clawback Policy.

Executive officers are subject to our executive stock ownership requirements, described in this Section 6 – Other Compensation Policies and Information – Robust Stock Ownership Policy.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Sandra E. Peterson (Chair)

Charles W. Scharf

Emma N. Walmsley

Padmasree Warrior

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Fiscal Year 2022 Compensation Tables

Summary Compensation Table

This table contains information about compensation awarded to our Named Executives for the fiscal years ended June 30, 2022, 2021, and 2020. None of our Named Executives received stock options, or reimbursements for relocation expenses or tax-gross-up payments, during those years.

Named Executive and Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Non-equity Incentive Plan Compensation[3] ($)	All Other Compensation[4] ($)	Total ($)
Satya Nadella Chairman and Chief Executive Officer	2022	2,500,000	0	42,269,560	10,066,500	110,250	54,946,310
	2021	2,500,000	0	33,036,030	14,212,500	109,750	49,858,280
	2020	2,500,000	0	30,718,608	10,992,000	111,180	44,321,788
Amy E. Hood Executive Vice President and Chief Financial Officer	2022	1,000,000	0	21,681,666	3,575,500	62,415	26,319,581
	2021	995,833	0	17,864,404	4,543,490	62,414	23,466,141
	2020	975,000	0	14,792,679	3,734,981	123,574	19,626,234
Judson B. Althoff Executive Vice President and Chief Commercial Officer	2022	960,000	0	14,420,730	3,412,560	55,708	18,848,998
Bradford L. Smith Vice Chair and President	2022	993,333	0	18,753,465	3,551,664	110,277	23,408,739
	2021	943,333	0	15,098,855	4,303,958	109,750	20,455,896
	2020	860,000	0	12,402,137	3,294,445	111,131	16,667,713
Christopher D. Young[5]	2022	850,000	1,500,000	7,131,582	2,133,840	105,036	11,720,458
Executive Vice President, Business Development, Strategy, and Ventures	2021	541,875	3,500,000	22,594,634	1,788,188	70,386	28,495,083

(1)	Includes installments of on-hire bonus payable to Mr. Young in fiscal years 2022 and 2021.

(2)

Includes the grant date fair values for SAs and PSAs calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. The value of PSAs is calculated using a Monte-Carlo simulation valuation performed as of the date of grant by an independent third party. Because the grant date for a PSA occurs when performance targets are approved, and we approved performance targets in each of fiscal years 2022, 2021, and 2020, PSA values in this column include: (i) for fiscal year 2022 - 33.33% of each of the fiscal year 2022 PSAs, the fiscal year 2021 PSAs, and the fiscal year 2020 PSAs; (ii) for fiscal year 2021 - 33.33% of each of the fiscal year 2021 PSAs, the fiscal year 2020 PSAs, and the fiscal year 2019 PSAs; and (iii) for fiscal year 2020 - 33.33% of each of the fiscal year 2020 PSAs, the fiscal year 2019 PSAs, and the fiscal year 2018 PSAs. The grant date fair values of included PSAs, assuming at the grant date that the highest level of performance conditions will be achieved for each PSA, are: (i) for fiscal year 2022, Mr. Nadella, $84,539,120; Ms. Hood, $26,445,265; Mr. Althoff, $16,660,404; Mr. Smith, $22,522,540; and Mr. Young, $3,506,158. (ii) for fiscal year 2021, Mr. Nadella, $52,529,846; Ms. Hood, $22,824,789; Mr. Smith, $18,984,417; and Mr. Young, $2,775,988; (iii) for fiscal year 2020, Mr. Nadella, $37,150,358; Ms. Hood, $18,704,870; and Mr. Smith, $15,866,522.

(3)	Includes Incentive Plan cash incentives.

(4)	Details about the amounts in the “All Other Compensation” column for fiscal year 2022 are set forth in the table below.

All other compensation details

Named Executive	Retirement Plan ContributionsA ($)	Broad-Based Plan BenefitsB ($)	Charitable GiftsC ($)	Other ($)	Total ($)

Satya Nadella	10,250	0	100,000	0	110,250

Amy E. Hood	10,250	2,165	50,000	0	62,415

Judson B. Althoff	10,300	1,984	43,424	0	55,708

Bradford L. Smith	10,250	0	100,027	0	110,277

Christopher D. Young	11,875	0	93,161	0	105,036

(A)	Includes 401(k) plan matching contributions.

(B)	Includes payments in lieu of athletic club membership and credits for waived life insurance coverage under programs that are available to substantially all our U.S.-based employees.

(C)	Includes matching charitable contributions under our corporate giving program.

(5)	Mr. Young’s stock awards for fiscal year 2021 include an on-hire stock award with a value of $17,536,215 made in connection with the commencement of his employment.

2022 PROXY STATEMENT	55

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Grants of Plan-Based Awards

This table provides information on grants of awards under any plan to the Named Executives in the fiscal year ended June 30, 2022.

	Award[1]	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts under Equity Incentive Plan Awards[3]			All Other Stock Awards (#)	Grant Date Fair Value of Stock Awards[4] ($)
Named Executive			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Satya Nadella	2022 Cash Incentive		0	7,500,000	15,000,000

	2022 PSA	9/14/2021				2,071	55,210	165,630		19,682,798

	2021 PSA	9/2/2021				970	25,865	77,595		9,156,727

	2020 PSA	9/2/2021				1,134	30,224	90,672		13,430,034

Amy E. Hood	2022 Cash Incentive		0	2,500,000	5,000,000

	2022 PSA	9/13/2021				363	9,662	28,986		3,412,425

	2021 PSA	9/2/2021				402	10,716	32,148		3,793,560

	2020 PSA	9/2/2021				508	13,540	40,620		6,016,647

	2022 SA	9/13/2021							28,986	8,459,034

Judson B. Althoff	2022 Cash Incentive		0	2,400,000	4,800,000

	2022 PSA	9/13/2021				261	6,957	20,871		2,456,956

	2021 PSA	9/2/2021				250	6,651	19,953		2,354,587

	2020 PSA	9/2/2021				297	7,918	23,754		3,518,660

	2022 SA	9/13/2021							20,870	6,090,528

Bradford L. Smith	2022 Cash Incentive		0	2,483,334	4,966,667

	2022 PSA	9/13/2021				321	8,558	25,674		3,022,397

	2021 PSA	9/2/2021				350	9,312	27,936		3,296,516

	2020 PSA	9/2/2021				418	11,123	33,369		4,942,357

	2022 SA	9/13/2021							25,673	7,492,195

Christopher D. Young	2022 Cash Incentive		0	1,700,000	3,400,000
	2022 PSA	9/13/2021				156	4,141	12,423		1,462,518

	2021 PSA	9/2/2021				217	5,773	17,319		2,043,639

	2022 SA	9/13/2021							12,423	3,625,424

(1)	All awards are granted under the Executive Incentive Plan. SAs and PSAs were granted under the 2017 Stock Plan.

(2)	This column represents fiscal year 2022 cash incentives as reported in the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)

These columns represent the threshold, target, and maximum shares for the PSAs with a grant date in fiscal year 2022. Because the grant date for a PSA occurs when PSA performance targets are approved, the reported number of shares is calculated as the target shares for the portion of the PSAs for which performance targets were set in fiscal year 2022 (33.33% of each of the 2022, 2021, and 2020 PSAs). The threshold is calculated as if the threshold of only the least weighted metric (10% weight for fiscal year 2022) is met, and this amount is then reduced by 25% based on assumption that the maximum adjustment for Microsoft’s total shareholder return underperforming the S&P500 is applied. The maximum is calculated assuming all maximum targets were met and the relative TSR multiplier was fully earned.

(4)

Includes the grant date fair values for SAs and PSAs calculated in accordance with FASB ASC Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. Values for PSAs in this column are calculated using a Monte Carlo simulation valuation performed as of the date of grant by an independent third party. Because the grant date for a PSA occurs when PSA performance targets are approved, the grant date fair value is calculated for the portion of the PSA for which performance targets were set in fiscal year 2022 (33.33% of each of the 2022, 2021, and 2020 PSAs).

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Outstanding Equity Awards at June 30, 2022

This table provides information about unvested SAs and PSAs held by the Named Executives on June 30, 2022.

	Stock Awards
Named Executive	Award Date	Number of Shares or Units of Stock That Have Not Vested[1] (#)		Market Value of Shares or Units of Stock That Have Not Vested[2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[3] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested[2] ($)

Satya Nadella	9/18/2018	13,910		3,572,505

	9/18/2019	34,002		8,732,734

	9/18/2019				90,672	23,287,290

	9/15/2020	20,785		5,338,212

	9/15/2020				51,730	13,285,816

	9/14/2021				55,210	14,179,584

Amy E. Hood	9/17/2018	6,232		1,600,565

	9/3/2019				40,621	10,432,691

	9/18/2019	15,233		3,912,291

	9/14/2020	20,092		5,160,228

	9/14/2020				21,432	5,504,381

	9/13/2021	28,986		7,444,474

	9/13/2021				9,662	2,481,491

Judson B. Althoff	9/17/2018	2,727		700,375

	9/3/2019	8,909		2,288,098

	9/3/2019				23,756	6,101,253

	9/14/2020	12,471		3,202,927

	9/14/2020				13,302	3,416,353

	9/13/2021	20,870		5,360,042

	9/13/2021				6,957	1,786,766

Bradford L. Smith	9/17/2018	5,119		1,314,713

	9/3/2019				33,368	8,569,903

	9/18/2019	12,513		3,213,714

	9/14/2020	17,460		4,484,252

	9/14/2020				18,624	4,783,202

	9/13/2021	25,673		6,593,597

	9/13/2021				8,558	2,197,951

Christopher D. Young	11/11/2020	62,342	[4]	16,011,296

	11/11/2020	10,824		2,779,928

	11/11/2020				11,546	2,965,359

	9/13/2021	12,423		3,190,599

	9/13/2021				4,141	1,063,533

(1)	Vests 25% one year from the last business day of August preceding the award date and 12.5% semi-annually thereafter.

(2)	The market value is the number of shares shown in the table multiplied by $256.83, the closing market price of Microsoft common stock on June 30, 2022.

(3)	PSAs with a grant date in fiscal years 2022, 2021 or 2020 are reported assuming payout at target award levels. Award shares that are earned vest in full following the three-year performance period.

(4)	Vests 25% on each November 11 following the award date.

2022 PROXY STATEMENT	57

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Option Exercises and Stock Vested

This table provides information on an aggregate basis about stock awards that vested during the fiscal year ended June 30, 2022 for each of the Named Executives.

Microsoft has not granted stock options, other than options substituted in acquisitions, since 2003. No Named Executives held any Microsoft stock options during the fiscal year.

	Stock Awards
Named Executive	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[1] ($)

Satya Nadella	283,747	85,914,251

Amy E. Hood	135,746	41,095,210

Judson B. Althoff	92,744	28,095,745

Bradford L. Smith	112,546	34,071,427

Christopher D. Young	27,274	8,831,941

(1)	The value realized on vesting is calculated by multiplying the number of shares shown in the table by the market value of the shares on the vesting date.

Nonqualified Deferred Compensation

This table provides information about the Named Executives’ earnings and balances under our U.S. nonqualified Deferred Compensation Plan in fiscal year 2022. Microsoft does not contribute to the Deferred Compensation Plan.

Named Executive	Executive Contributions in Fiscal Year 2022[1] ($)	Aggregate Earnings in Fiscal Year 2022[2] ($)	Aggregate Balance at June 30, 2022 ($)

Satya Nadella	0	0	0

Amy E. Hood	0	0	0

Judson B. Althoff	0	0	0

Bradford L. Smith	0	0	0

Christopher D. Young	750,000	(326,149)	2,434,098

(1)	These amounts are included in the Summary Compensation Table for fiscal year 2022.

(2)	These amounts have not been reflected in the Summary Compensation Table for fiscal year 2022 or prior years.

Microsoft’s Deferred Compensation Plan is unfunded and unsecured. It allows participants to defer a specified percentage of their base salary (up to 75%) and/or eligible cash incentives (up to 100%). Participation in the Deferred Compensation Plan is limited to U.S. senior managers, including our U.S. Named Executives. Microsoft does not contribute to the Deferred Compensation Plan or guarantee any returns on participant contributions.

When an employee elects to participate in the Deferred Compensation Plan, the employee must specify the percentage of base salary and/or cash incentive award to be deferred and the timing of distributions. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law. Amounts deferred under the Deferred Compensation Plan are credited with hypothetical investment earnings based on participant investment elections made from among deemed investment options available under the plan.

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Payments at Termination of Employment

This table shows the amounts that would have been payable to our Named Executives upon a termination of employment without cause or due to retirement on June 30, 2022, or at a termination due to death or disability on June 30, 2022.

Named Executive	Without Cause/Retirement ($)		Death or Disability ($)

Satya Nadella	79,833,484		103,397,960

Amy E. Hood	33,533,789		44,251,039

Judson B. Althoff	22,632,262		28,137,267

Bradford L. Smith	33,087,419	[1]	37,944,321

Christopher D. Young	15,975,389		29,620,204

(1)	Includes $10,721,635 in Severance Plan benefits and $22,365,784 in retirement-based stock vesting under Mr. Smith’s SAs and PSAs.

CEO Pay Ratio

For fiscal year 2022, the annual total compensation for the median employee of the Company (other than our CEO) was $190,302 and the annual total compensation of our CEO was $54,946,310. Based on this information, for fiscal year 2022 the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 289 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

We identified our median employee from among our employees as of June 30, 2022, the last day of our fiscal year, excluding approximately 11,024 employees who became Microsoft employees in fiscal year 2022 in the following business acquisitions: Ally Technologies Inc; Clear Software, Inc.; Clipchamp; CloudKnox Security Inc.; Jumprope, Inc.; Minit; Nuance Communications, Inc; Oribi Systems Ltd.; Paddle Inc; Peer5, Inc.; RiskIQ, Inc.; Skills Seminar, Inc; Suplari, Inc.; TakeLessons, Inc.; Two Hat; and Xandr Inc. To identify our median employee, we used a “total direct compensation” measure consisting of: (i) fiscal year 2022 annual base pay (salary or gross wages for hourly employees, excluding paid leave), which we annualized for any permanent employees who commenced work during the year, (ii) target bonuses and cash incentives payable for fiscal year 2022 (excluding allowances, relocation payments, and profit-sharing), and (iii) the dollar value of SAs granted in fiscal year 2022. Compensation amounts were determined from our human resources and payroll systems of record. Payments not made in U.S. dollars were converted to U.S. dollars using 12-month average exchange rates for the year. To identify our median employee, we then calculated the total direct compensation for our global employee population and excluded employees at the median who had anomalous compensation characteristics.

Equity Compensation Plan Information

This table provides information about shares of Microsoft common stock that may be issued under our equity compensation plans approved by shareholders and plans not approved by shareholders (if any) as of June 30, 2022. Under the 2017 and 2001 Stock Plans, no option or stock appreciation rights may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified without shareholder approval (except in connection with a change in our capitalization) if the effect would be to reduce the exercise price for the shares underlying the award.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights[1] (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights[2] ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))[3] (c)

Equity compensation plans approved by security holders	94,072,488	40.97	292,418,370

Equity compensation plans not approved by security holders	0	N/A	0

Total	94,072,488	40.97	292,418,370

(1)

Represents shares issuable upon vesting of outstanding SAs granted under the 2017 and 2001 Stock Plans and PSAs for which there is a grant date under FASB ASC Topic 718; includes shares under PSAs and options granted in connection with acquisitions.

(2)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding stock awards, which have no exercise price.

(3)	Includes 81,160,470 shares remaining available for issuance as of June 30, 2022 under the Employee Stock Purchase Plan.

2022 PROXY STATEMENT	59

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Stock Ownership Information

As of October 12, 2022, this table describes the number of shares of our common stock beneficially owned by each director, director nominee, Named Executive, and all directors and executive officers as a group, together with additional underlying shares or stock units as described in Notes 2 through 4 to the table.

In computing the number and percentage of shares beneficially owned by each person under the Common Stock column below, we have included any shares of our common stock that could be acquired within 60 days of October 12, 2022, by exercising options, vesting SAs, or receiving shares credited under the Deferred Compensation Plan for Non-Employee Directors. These shares, however, are not counted in computing the percentage ownership of any other person.

Beneficial Ownership
Name	Common Stock[1,2]		Percent of Common Stock	Additional Underlying Shares or Stock Units[3,4]	Total

Reid G. Hoffman	15,905	[5]	*	12,884	28,789

Hugh F. Johnston	6,623	[6]	*	0	6,623

Teri L. List	24,469		*	0	24,469

Sandra E. Peterson	26,640		*	0	26,640

Penny S. Pritzker	22,080	[7]	*	0	22,080

Carlos A. Rodriguez	1,004		*	0	1,004

Charles W. Scharf	43,191	[8]	*	0	43,191

John W. Stanton	83,922	[9]	*	0	83,922

John W. Thompson	36,591	[10]	*	59,407	95,998

Emma N. Walmsley	9,124		*	0	9,124

Padmasree Warrior	16,843		*	0	16,843

Satya Nadella	763,518		*	39,296	802,814

Amy E. Hood	361,467		*	81,435	442,902

Judson B. Althoff	114,626		*	59,565	174,191

Bradford L. Smith	535,691		*	29,641	565,332

Christopher D. Young	38,910	[11]	*	73,880	112,790

Directors and Executive Officers as a Group (18 people)	2,384,125	[12]	*	N/A	N/A

*	Less than 1%

(1)	Beneficial ownership represents sole voting and investment power.

(2)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of October 12, 2022: Ms. List, 22,377; Ms. Peterson, 21,240; Ms. Pritzker, 10,080; Mr. Rodriguez, 1,004; Mr. Thompson, 8,246; and Ms. Warrior, 4,022.

(3)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors that are not payable within 60 days following termination of Board service: Mr. Hoffman, 12,884; Mr. Thompson, 59,407.

(4)

For Named Executives, includes (i) unvested SAs that do not vest within 60 days of October 12, 2022, subject to continued employment at the time of each vest: Mr. Nadella, 39,296; Ms. Hood, 81,435; Mr. Althoff, 59,565; Mr. Smith, 29,641; and Mr. Young, 73,880. Excludes unvested PSA shares that would vest if an Executive Officer retires from Microsoft.

(5)	Includes 15,905 shares held by a family trust.

(6)	Excludes 68 shares held by a family trust as to which Mr. Johnston disclaims beneficial ownership.

(7)	Includes 12,000 shares held by a family trust.

(8)	Includes 525 shares held by a family trust.

(9)	Includes 7,243 shares held by a family trust.

(10)	Includes 27,279 shares held by a family trust.

(11)	Includes 1,500 shares held by a living trust.

(12)	Includes 66,969 shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of October 12, 2022.

60

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Principal Shareholders

This table lists all entities that are the beneficial owner of more than 5% of Microsoft common stock.

Name	Amount and Nature of Beneficial Ownership as of 10/12/2022	Percent of Class to be Voted During the Meeting

The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	615,950,062¹	8.20%

BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	519,712,655²	6.90%

(1)

All information about The Vanguard Group, Inc. is based on a Schedule 13G/A filed with the SEC on February 10, 2022. The Vanguard Group, Inc. reported that it has no sole voting power with respect to shares of common stock, sole dispositive power with respect to 584,984,280 shares of common stock, shared voting power of 12,601,682 shares of common stock, and shared dispositive power of 30,965,782 shares of common stock.

(2)

All information about BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on February 8, 2022. BlackRock, Inc. reported that it has sole voting power with respect to 445,269,281 shares of common stock, sole dispositive power with respect to 519,712,655 shares of common stock, and no shared voting or shared dispositive power.

2022 PROXY STATEMENT	61

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

3. Audit Committee Matters

Audit Committee Report

Charter and Responsibilities

The Audit Committee operates under a written charter adopted by the Board of Directors. It is available on our website at aka.ms/policiesandguidelines. The charter, which was last amended effective July 1, 2022, includes a calendar that outlines the Committee’s duties and responsibilities. The Committee reviews the charter and calendar annually and works with the Board of Directors to amend them as appropriate to reflect the evolving role of the Committee.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of Microsoft. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Microsoft, the audits of Microsoft’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Microsoft’s independent auditor, and the performance of Microsoft’s internal auditor.

The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of Microsoft’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of Microsoft’s system of internal control. Microsoft’s independent auditor, Deloitte & Touche LLP (“Deloitte & Touche”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of Microsoft’s internal control over financial reporting.

Fiscal Year 2022 Activity

During fiscal year 2022, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter and the accompanying calendar. The Committee meets twice each quarter; once in connection with quarterly Board of Directors meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Committee meets as needed to address emerging accounting, compliance, or other matters, or for educational training. Specifically, the Committee:

•

Reviewed and discussed with management and the independent auditor Microsoft’s quarterly earnings press releases, consolidated financial statements, and related periodic reports filed with the Securities and Exchange Commission (“SEC”)

•

Reviewed and discussed with management, the internal auditor, and the independent auditor, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s opinion about the effectiveness of Microsoft’s internal control over financial reporting

•	Reviewed and discussed with management, the internal auditor, and the independent auditor, as appropriate, the audit scopes and plans of both the internal auditor and the independent auditor

•

Inquired about significant business and financial reporting risks, reviewed Microsoft’s policies for risk assessment and risk management, and assessed the steps management is taking to control these risks

•

Met in periodic executive sessions with each of management, the internal auditor, and the independent auditor to discuss the results of the examinations by the independent and internal auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate

•

Met with the CEO and CFO to discuss the processes they have undertaken to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements and the effectiveness of the Company’s systems of disclosure controls and procedures and internal control over financial reporting

•

Reviewed with management and the independent auditor the Company’s critical accounting policies, significant changes in the selection or application of accounting principles, the effect of regulatory and accounting initiatives on the Company’s consolidated financial statements, and critical audit matters addressed during the audit

•	Reviewed the Company’s related party transactions and Policy for Related Party Transactions

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•	Received reports about the receipt, retention, and treatment of financial reporting and other compliance concerns

•	Reviewed and assessed the qualitative aspects of the Company’s compliance and ethics programs

•	Reviewed with the Chief Compliance Officer legal and regulatory matters that may have a material impact on the consolidated financial statements or internal control over financial reporting

Fiscal Year 2022 Financial Statements

The Audit Committee has reviewed and discussed with management and the independent auditor Microsoft’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2022, and the independent auditor’s report on those financial statements. Management represented to the Committee that Microsoft’s consolidated financial statements were prepared in accordance with GAAP. Deloitte & Touche presented the matters required to be discussed with the Committee by Public Company Accounting Oversight Board (“PCAOB”) standards and Rule 2-07 of SEC Regulation S-X. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of Microsoft’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in Microsoft’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Microsoft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022, for filing with the SEC.

Independent Auditor Tenure and Rotation

As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. Deloitte & Touche has been Microsoft’s independent auditor since the Company’s initial public offering in 1986. Deloitte rotates its lead audit engagement partner every five years; the Audit Committee interviews proposed candidates and selects the lead audit engagement partner. The Committee selected the current Deloitte & Touche lead audit engagement partner beginning with the fiscal year 2020 audit. The Audit Committee believes there are significant benefits to having an independent auditor with an extensive history with the Company. These include:

•

Higher quality audit work and accounting advice due to Deloitte & Touche’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework

•	Operational efficiencies and a resulting lower fee structure because of Deloitte & Touche’s history and familiarity with our business

Independence and Performance of Outside Audit Firm

The Audit Committee recognizes the importance of maintaining the independence of Microsoft’s independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. The Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Committee or its delegate. This policy prohibits the independent auditor from providing non-audit services such as bookkeeping or financial systems design and implementation. The Company’s pre-approval policy is more fully described below in this Part 3 – Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor. The Committee has concluded that the amount and nature of those services provided was compatible with maintaining the independence of Deloitte & Touche. In addition, Deloitte & Touche has provided the Committee with the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The Committee has reviewed these materials and discussed the firm’s independence with Deloitte & Touche.

As provided in its charter, in addition to evaluating Deloitte & Touche’s independence, the Audit Committee performed its annual assessment of Deloitte & Touche’s performance as independent auditor during fiscal year 2022. The Committee assessed the performance of the Deloitte & Touche lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:

•	The quality and candor of Deloitte & Touche’s communications with the Audit Committee and management

•	How effectively Deloitte & Touche maintained its independence and employed its independent judgment, objectivity, and professional skepticism

•	The level of engagement and value provided by the Deloitte & Touche national office

•	The depth and expertise of the global Deloitte & Touche audit team

2022 PROXY STATEMENT	63

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

•	The quality of insight demonstrated in Deloitte & Touche’s review of the Company’s assessment of internal control over financial reporting and remediation of control deficiencies

•	Available external data about quality and performance, including reports of the PCAOB on Deloitte & Touche and its peer firms and Deloitte & Touche’s response to those reports

•	The appropriateness of Deloitte & Touche’s fees, taking into account the size and complexity of the Company and the resources necessary to perform the audit

•	Deloitte & Touche’s knowledge of our global operations, accounting policies and practices, and internal control over financial reporting

•	Deloitte & Touche’s tenure as the Company’s independent auditor and safeguards in place to maintain its independence

Recommendation of Deloitte & Touche as Independent Audit Firm for Fiscal Year 2023

As a result of its evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2023 is in the best interest of the Company and its shareholders.

Audit Committee

Hugh F. Johnston (Chair)

Teri L. List

Carlos A. Rodriguez

John W. Stanton

Fees Billed by Deloitte & Touche

This table presents fees for professional audit and other services rendered by Deloitte & Touche for the fiscal years 2022 and 2021.

Year ended June 30,	2022	2021

Audit Fees	$43,345,000	$42,300,000

Audit-Related Fees	9,617,000	10,491,000

Tax Fees	4,545,000	4,312,000

All Other Fees	10,000	37,000

Total	$57,517,000	$57,140,000

Audit Fees

These amounts represent fees of Deloitte & Touche for the audit of our annual consolidated financial statements, the review of consolidated financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC. Audit fees also include procedures relating to accounting matters that arose in connection with or as a result of the audit or the review of periodic financial statements and statutory audits that non-U.S. jurisdictions require.

Audit-Related Fees

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of Microsoft’s consolidated financial statements or internal control over financial reporting. This category may include fees related to the performance of audits and attest services not required by statute or regulations; audits of our employee benefit plans; due diligence related to mergers, acquisitions, and investments; additional revenue and license compliance procedures related to the performance of review or audit of Microsoft’s consolidated financial statements; third-party assurance audits for cloud services; and accounting consultations about the application of GAAP to proposed transactions. Revenue assurance and license compliance includes procedures under contracts we have entered that provide for review by an independent accountant, and advice about controls associated with the completeness and accuracy of our software licensing revenue. These services support the evaluation of the effectiveness of internal control over revenue recognition and enhance the independent auditor’s understanding of our licensing programs and controls.

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Tax Fees

Tax fees generally consist of tax compliance and return preparation, and tax planning and advice. Tax compliance and return preparation services consist of preparing original and amended tax returns and claims for refunds. Tax planning and advice services consist of support during income tax audits or inquiries.

All Other Fees

All other fees consist of permitted services other than those that meet the criteria above and include training activities, and subscriptions and surveys on economic, industry, accounting, and human resources topics.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte & Touche.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has a policy for pre-approval of all audit and permissible non-audit services provided by the independent auditor. Each year, the Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. At least quarterly, the Committee reviews and, if appropriate, pre-approves services to be performed by the independent auditor, reviews a report summarizing fiscal year-to-date services provided by the independent auditor, and reviews an updated projection of the fiscal year’s estimated fees. The Committee, as permitted by its pre-approval policy, from time to time delegates the approval of certain permitted services or classes of services to a member of the Committee. The Committee then reviews the delegate’s approval decisions each quarter. Microsoft uses a centralized internal system to collect requests from Company personnel for services by the independent auditor to facilitate compliance with this pre-approval policy.

2022 PROXY STATEMENT	65

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

4. Proposals to be Voted on During the Meeting

Management Proposals

Management Proposal 1: Election of 12 Directors

The Board of Directors has nominated 12 directors for election during the 2022 annual shareholders meeting (“Annual Meeting”) to hold office until the 2023 annual shareholders meeting. The Governance and Nominating Committee evaluated and recommended the nominees in accordance with its charter and our Corporate Governance Guidelines.

To be elected, a director must receive a vote of the majority of the votes cast.

Our Board of Directors recommends a vote FOR the election to the Board for each of the nominees listed below.

Reid G. Hoffman Age: 55 Director Since: 2017 Occupation: General Partner, Greylock Partners	Hugh F. Johnston Age: 61 Director Since: 2017 Occupation: Vice Chairman, Executive Vice President, and CFO, PepsiCo, Inc.	Teri L. List Age: 59 Director Since: 2014 Occupation: Former Executive Vice President and CFO, The Gap, Inc.	Satya Nadella (Board Chair) Age: 55 Director Since: 2014 Occupation: Chairman and CEO, Microsoft Corporation

Sandra E. Peterson Age: 63 Director Since: 2015 Occupation: Operating Partner, Clayton, Dubilier & Rice, LLC	Penny S. Pritzker Age: 63 Director Since: 2017 Occupation: Founder and Chairman, PSP Partners, LLC	Carlos A. Rodriguez Age: 58 Director Since: 2021 Occupation: CEO and Director, Automatic Data Processing, Inc.	. Charles W. Scharf Age: 57 Director Since: 2014 Occupation: CEO, President, and Director, Wells Fargo & Company

John W. Stanton Age: 67 Director Since: 2014 Occupation: Founder and Chairman, Trilogy Partnerships	John W. Thompson Age: 73 Director Since: 2012 Occupation: Lead Independent Director, Microsoft Corporation; Former CEO and Director, Virtual Instruments Corporation	Emma N. Walmsley Age: 53 Director Since: 2019 Occupation: CEO and Director, GSK plc	Padmasree Warrior Age: 62 Director Since: 2015 Occupation: Founder, President, and CEO, Fable Group, Inc.

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Management Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

As required by Securities and Exchange Commission rules, we are asking for your advisory vote on the following resolution (“say-on-pay vote” resolution):

Resolved, that the shareholders approve, in a nonbinding vote, the compensation paid to the Company’s Named Executive Officers, as disclosed in Part 2 – Named Executive Officer Compensation.

Receipt of a majority of the votes cast is required to approve this proposal. We hold our say-on-pay vote every year.

Our Board of Directors recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers.

Statement in Support

Pay for Performance

Through our ongoing shareholder engagement, we receive consistent feedback that our investors favor incentive compensation arrangements tied to specific performance measures that drive long-term performance and value creation. We have responded to investor feedback, and our program design has evolved so that it incorporates performance elements directly linked to achievement of our long-term strategic goals.

Key features of our fiscal year 2022 executive compensation program were:

•  Over 95% of the annual target compensation opportunity for our CEO was performance-based and over 50% of the total pay opportunity for other Named Executives was performance-based

•  100% of our CEO’s annual target equity opportunity was delivered in the form of a performance-based stock award – up from 70% in fiscal 2021 (50% for our other Named Executives), with payouts based on achievement against pre-established quantitative performance metrics

•  70% of our CEO’s annual cash incentive was tied to achieving pre-established financial metric targets (50% for our other Named Executives)

•  Metrics under our performance stock awards are strategic measures that drive long-term growth

100% of CEO stock awards performance-based (50% for other Named Executive Officers) 70% of CEO annual cash incentive based on financial targets (50% for other Named Executive Officers)

•  Our performance stock awards include a relative total shareholder return modifier to reward significant positive outperformance and reduce rewards for underperformance, thereby strengthening the alignment of the interests of our executive officers with the interests of our long-term shareholders

2022 PROXY STATEMENT	67

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Sound Program Design

We design our executive compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership. Pay that reflects performance and alignment of that pay with the interests of long-term shareholders are key principles that underlie our compensation program. We achieve these objectives through compensation that:

•  Provides a competitive total target pay opportunity

•  Consists primarily of equity compensation, which encourages our executives to act as owners with a significant stake in Microsoft

•  Delivers a majority of pay based on performance

• Enhances long-term focus through multi-year performance requirements or vesting for stock-based compensation. • Does not encourage unnecessary and excessive risk taking

Best Practices in Executive Compensation

Our executive compensation program follows best practices.

What We Do

•  Maintain a stock ownership policy that reinforces the alignment of executive officer and shareholder interests (including stock ownership of 15x base salary for the CEO)

•  Have a strong executive compensation recovery (“clawback”) policy to ensure accountability

•  Promote long-term focus through multi-year vesting and performance requirements

•  Prohibit pledging, hedging, and trading in derivatives of Microsoft securities

•  Retain an independent compensation consultant

•  Solicit investor feedback on our compensation program and potential enhancements through an extensive shareholder engagement program

•  Settle all long-term incentives in Microsoft stock

What We Don’t Do

•  No excessive perquisites (e.g., no executive-only club memberships, medical benefits), and no tax gross-ups

•  No employment agreements

•  No change in control payments or benefits

•  No executive-only retirement programs

•  No guaranteed bonuses

•  No dividends paid on unvested stock awards

•  No encouragement of unnecessary and excessive risk taking

Our Board and Compensation Committee reviewed the prior year’s voting results and, through our regular shareholder engagement, sought to understand the factors that influenced voting decisions.

The Board and the Compensation Committee will continue to consider feedback obtained through our shareholder engagement process in making future decisions about our executive compensation program.

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Management Proposal 3: Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2023

The Audit Committee has selected Deloitte & Touche LLP as Microsoft’s independent auditor for fiscal year 2023. The Board asks shareholders to ratify that selection. Although current law, rules, and regulations, and the charter of the Audit Committee require the Audit Committee to engage, retain, and supervise Microsoft’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Deloitte & Touche for ratification by shareholders as a matter of good corporate practice. As described in Part 3 – Audit Committee Matters, the Board considers the selection of Deloitte & Touche as Microsoft’s independent auditor for fiscal year 2023 to be in the best interests of Microsoft and its shareholders.

Receipt of a majority of the votes cast is required to approve this proposal. If the selection of Deloitte & Touche is not ratified, the Audit Committee will consider the result a recommendation to consider selection of a different firm.

The Board of Directors recommends a vote FOR the ratification of the independent auditor.

2022 PROXY STATEMENT	69

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Shareholder Proposals

Receipt of a majority of the votes cast is required to approve each of the following shareholder proposals. We will furnish the address and number of shares held by the proponents of any of the following shareholder proposals upon receipt of a request to the Corporate Secretary for such information.

Shareholder Proposal 1

Ridgeline Research has advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Diversity and Inclusion Cost/Benefit Analysis Proposal

We view Microsoft as being organized to provide the best quality goods and services to its customers while maximizing the return to the investors who fund the Company. As with any corporate initiative, prioritizing diversity comes with a cost. It’s clear that Microsoft’s Diversity & Inclusion program (D&I) is a major strategic initiative and as shareholders we feel the Global Diversity & Inclusion Report (2021), lacks a complete analysis of the quantified net benefit to shareholders, costs, and risks and is thus incomplete. Given the substantial resources committed to the program, as well as its visibility and importance, as shareholders we feel its net benefit should be measured and quantified using sound financial analysis. Without establishing such a full business justification, the program’s benefit to shareholders, as well as its sincerity and motives are in doubt.

The quoted statements below are excerpts from Microsoft’s 2021 Global Diversity & Inclusion Report and are included to denote the size, scope, and importance of its Global Diversity & Inclusion program.

“This is our third annual report and our eighth consecutive year of publicly publishing our workforce demographics data. Over that time, diversity, and inclusion (D&I) has evolved far beyond compliance to a key organizational priority and societal expectation”

“With this report, we offer a quantified, transparent look at where we are now on D&I, where we’ve made progress, and—most importantly—where we need to improve.”

“Our commitment to this growth starts at the top with a senior leadership team who are themselves steadfastly committed and passionate about the importance of this work to the competitive advantage of the company.”

RESOLVED: Shareholders request that Microsoft issue a public report prior to December 31, 2022, omitting confidential and privileged information and at a reasonable expense, detailing a cost vs. benefits analysis of Microsoft’s Global Diversity & Inclusion efforts. A summation of this report should subsequently be included in the next annual update of Microsoft’s Global Diversity & Inclusion Report.

SUPPORTING STATEMENT: Shareholders recommend that the report evaluate any risks, benefits and costs to the company associated with Microsoft’s Global Diversity & Inclusion program, initiatives, policies, and training, alongside a valuation of the programs corresponding implicit benefit. In its discretion, the board’s analysis may include any costs or effects on employee morale and cohesion, hiring, retention, and productivity, etc. (collectively the components of “competitive advantage”) Presented in an objective quantifiable manner which will allow a cost benefit analysis. The Report should be calculated with the most recent annual reporting periods data.

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Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

In short, Microsoft does not provide detailed cost-benefit analyses of other aspects of running our business and believes it is unnecessary and indeed counter-productive to single out our diversity and inclusion commitments and programs for a public justification, particularly when we believe this request is motivated by an animosity to diversity and inclusion commitments on behalf of the proponents.

Microsoft’s executive leadership and Board of Directors hold strong convictions that diversity and inclusion is fundamental to the Company’s long-term success. Indeed, Microsoft’s mission is deeply inclusive: empower every person and every organization on the planet to achieve more. To achieve that mission, we need to make sure our workforce represents a variety of backgrounds, identities, geographies, and perspectives needed to understand the customers we are building products and services for. Beyond representation, inclusion is also central to our success. We seek to create environments where that diverse range of people are excited to bring all of who they are and do their best work.

Beyond enabling us to fulfill our mission, our commitments to diversity and inclusion are essential to attracting and retaining world class talent, maintaining regulatory compliance and our license to operate around the globe, meeting growing societal expectations, and meeting rising customer and shareholder expectations. As a strategic business priority, diversity and inclusion are factors in the operational assessment portion of Microsoft’s executive compensation program to determine the annual cash bonus the CEO and entire Senior Leadership Team receive.

Microsoft Chairman and CEO Satya Nadella and other Company leaders have articulated these benefits and other business value gained from diversity and inclusion in internal and external speeches and public events such as Microsoft Include 2021. Given this ongoing discussion, we believe the request to include detailed cost-benefit information as part of our existing annual Global Diversity and Inclusion reporting is unnecessary for shareholders and stakeholders to understand the business value of Microsoft’s commitments to diversity and inclusion.

Microsoft’s leaders set a wide range of strategic investments and undertake commitments critical to the Company’s long-term success without publishing formal cost-benefit analyses. To single out our diversity and inclusion initiatives as requiring this type of public quantitative justification undercuts what we know to be true: the business importance of these initiatives to Microsoft and our shareholders.

It’s for these reasons we’ve continued to deepen our commitment to diversity and inclusion and enhance our reporting on progress. For the latest information on diversity and inclusion at Microsoft please visit microsoft.com/diversity.

2022 PROXY STATEMENT	71

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Shareholder Proposal 2

NorthStar Asset Management, Inc. has advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Eliminating Discrimination through Inclusive Hiring

WHEREAS:

In recent decades, the U.S. incarceration rate has skyrocketed, and Black and Brown people are still incarcerated more often and for harsher sentences than white people.1 People with arrest or incarceration face enduring stigma that negatively impacts employment opportunities;

However, employing formerly incarcerated people can benefit companies. The tight tech labor market means that employers must “not only rewrite the hiring and retention playbook but also cast a wider net by diversifying the technology talent pool.”2 Concurrently, companies, including Microsoft, seek to implement racial equity commitments;

Given the disproportionately high incarceration rates of Black and Brown people in the U.S. and case study evidence that formerly incarcerated employees can have lower turnover and better attendance and disciplinary records compared to their peers without criminal records, recruiting fair chance employees can help ease labor market constraints and advance racial equity goals;

Fair chance employers recruit from the talent pool of people with arrest and incarceration records. Best practices include:

•	Resolving technical barriers in applications, such as algorithms that eliminate applicants with employment gaps;

•	Creating internship and training programs with direct hire potential for people with arrest and incarceration records;

•	Hosting job fairs targeting fair chance jobseekers;

•	Removing blanket exclusions on specific crimes beyond legal requirements;

•	Ensuring that reviewers are trained in properly reading criminal records and using best practice standards for individualized reviews;

•	Partnering with advocacy organizations that specialize in job preparation, entrepreneurship, in-prison education, and/or career pathways for incarcerated people;

•	Routinely examining anonymized data on fair chance hires to ensure racial and gender equity;

•	Destigmatizing the issue of criminal records throughout the entire workforce;

Fair chance employers are not blind to criminal records – hiring managers still perform background checks and consider suitability – but employers commit to fairer hiring practices that consider the potential of stigma and bias;

Despite signing the Fair Chance Business Pledge in 2015 and joining the Second Chance Business Coalition, Microsoft has not implemented comprehensive fair chance employment practices. For example, while it has eliminated questions about criminal convictions from job applications, this is only a first step that is already required of federal contractors and mandated by law in locations that cover 80% of the U.S. population3;

Discriminatory practices expose our company to legal liability, while excluding qualified individuals because of criminal records could harm Microsoft’s competitive advantage.

RESOLVED: Shareholders request that the Board of Directors prepare a report analyzing whether Microsoft hiring practices related to people with arrest or incarceration records are aligned with publicly stated DEI (diversity, equity, and inclusion), racial equity, or criminal justice reform goals, and other public statements such as the Fair Chance Business Pledge. The report, prepared at reasonable cost and omitting proprietary information and published publicly within one year, is recommended to evaluate the risk of discrimination, including racial discrimination, that may result from failure to implement targeted fair chance employment practices.

1	https://www.sentencingproject.org/publications/un-report-on-racial-disparities/

2	https://www.prnewswire.com/news-releases/tech-employment-remains-effectively-flat-amidst-an-extraordinary-tight-labormarket-301521246.html

3	https://www.nelp.org/publication/ban-the-box-fair-chance-hiring-state-and-localguide/#:~:text=Fifteen%20states%20have%20mandated%20the,Island%2C%20Vermont%2C%20and%20Washington

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

The requested report is unnecessary because Microsoft has put in place numerous steps to effectively address second chance hiring. Microsoft provides an inclusive workplace free of unnecessary barriers to those with criminal records. We are also investing in new partnerships to provide training and employment opportunities to people with criminal records.

From our available data, we were able to determine that in calendar year 2021, roughly 98% of those flagged to us during pre-onboarding as having a criminal record successfully proceeded through review to hiring. The 2% who we did not onboard into employment had a record of recent criminal conduct that was determined to be job related, i.e., a potential security risk to Microsoft and/or our customers, suppliers, partners, and guests.

The Company has multiple safeguards to prevent the disqualification of job candidates because of a criminal record or prior incarceration where not directly relevant to the position. In terms of our hiring processes in the U.S., Microsoft does not have any automatic, across-the-board exclusions for criminal convictions that would disqualify or limit employment opportunities. We state that in every job posting and we don’t ask any questions about criminal convictions prior to a conditional offer of employment (unless otherwise legally required to do so). After an employment offer, criminal convictions may impact whether we on-board a new hire if the conviction is determined to be job-related. Microsoft conducts an individualized assessment where the individuals are informed that they may be excluded because of past criminal conduct; provides an opportunity to them to demonstrate that the exclusion does not properly apply; and considers whether the individual’s additional information shows that the policy as applied is not job-related and consistent with business necessity. Microsoft’s review process is robust and involves discussions with multiple stakeholders before making the final determination of whether to proceed with onboarding. There is also an escalation path to challenge the determination.

Microsoft is working to enhance our efforts to provide opportunities to people with criminal records as part of our broader commitment to inclusive hiring. Microsoft engaged an outside consultant with expertise in second chance hiring to help build our capacity to implement effective second chance hiring programs. With that expert input, Microsoft’s Human Resources team has developed and begun to implement a roadmap of second chance hiring initiatives and proactive outreach to non-governmental organizations focused on reentry programs, worker readiness, and IT bootcamps. Microsoft is recruiting participants with criminal records to access upskilling and training through our Microsoft LEAP apprenticeship program which has several pathways including software engineering, data analytics, and program management. LEAP apprentices are a source of talent for full time positions at Microsoft and for other companies in the tech industry.

We are also continuing to learn and seek best practices in this area. Microsoft belongs to the Business Roundtable’s Second Chance Coalition to both share our own experiences in this work and to learn from others. This cross-sector coalition is comprised of large private-sector firms committed to fair chance hiring, which formed to share best practices, ask questions about implementation, and learn from each other.

Additional Information

We share the proponents’ concerns about racial justice. In our Racial Equity Initiative announced in June 2020, we made commitments across three efforts: Increasing representation and strengthening inclusion; Evolving our engagement with our supply chain, banking partners and partner ecosystem; and Strengthening communities by using data, technology, and partnerships to help address racial injustice and inequities of the Black and African American communities in the U.S. and improve the safety and well-being of our employees and their communities. Reporting on our progress is available at microsoft.com/racial-equity-initiative and at microsoft.com/diversity.

In addition, to further advance our diversity and inclusion commitments, in June 2022 Microsoft voluntarily committed to conduct a civil rights audit of its workforce policies and practices. This audit, to be conducted by a third party, will be guided by U.S. civil rights law and Microsoft values with the purpose of identifying areas of opportunity for Microsoft to address. We committed to complete this audit in fiscal year 2023 and to publish a summary report and follow-on actions.

2022 PROXY STATEMENT	73

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Shareholder Proposal 3

As You Sow and co-filers have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

WHEREAS: Shareholders applaud Microsoft for adopting ambitious climate goals, including its commitment to become carbon negative by 2030, reduce Scope 1 and 2 emissions to near zero by the middle of the decade through energy efficiency work, and reach 100 percent renewable energy by 2025.1

While our company has made significant efforts to address climate change across its operations, data from Department of Labor filings showing company retirement plan options and invested amounts suggest to investors that Microsoft has failed to address the material risks of climate change in its 401(k) Plan in alignment with the duty to select retirement plan investment options in the best interests of plan participants and beneficiaries.

Microsoft uses BlackRock LifePath funds as its 401(k) Plan’s default retirement options, resulting in the vast majority of the $38 billion employee retirement dollars of its 401(k) Plan, as of December 31, 2020,2 invested in funds that hold companies that create substantial climate risk. A recent scorecard, produced by investor representative As You Sow, shows that the Microsoft 401(k) default option is rated Poor due to significant investments in fossil fuel companies and companies that cause deforestation risk.3

While Microsoft allows employees to use a “self-directed” investment option to choose other funds, only 6 percent of employee retirement funds are invested outside the Plan.

In polls with investors broadly, more than 70 percent say that they would like to invest sustainably and, specifically, not in oil, coal, and deforestation. In the increasingly competitive employee retention and recruitment landscape, failing to provide climate-safe retirement plan options may also make it more difficult for Microsoft to attract and retain top talent.

Given the threat that climate change poses to workers’ life savings, Microsoft should demonstrate that it is safeguarding employee financial security over time by mitigating climate change-related financial and economic risks as part of a prudently constructed lineup of funds.

Failing to satisfy this basic duty could be a liability for the Company, creating reputational risk and making it more difficult to retain employees increasingly concerned about catastrophic climate impacts.

RESOLVED: Shareholders request the board provide a report assessing how the Company’s 401(k) retirement funds manage the growing systemic risk to the economy created by investing retirement plan funds in companies contributing significantly to climate change.

SUPPORTING STATEMENT: Such analysis should include, at Board discretion, whether plan decisionmakers have considered:

1)	Climate risk in portfolio offerings;

2)	Whether inclusion of high carbon companies in plans contributes to greater economic volatility over time, and the impact of such volatility on retirement fund performance over time;

3)	Whether inclusion of high carbon companies contributing to climate change puts younger plan participants’ retirement funds at greater economic risk than plan participants nearer retirement age.

1	https://query.prod.cms.rt.microsoft.com/cms/api/am/binary/RE4RwfV#page=15

2	https://iyv-charts.s3.us-west-2.amazonaws.com/retirement-plans/microsoft/microsoft-corporationsavings-plus-401k-plan-form-5500-attachment-2020.pdf

3	https://investyourvalues.org/retirement-plans/microsoft

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

This proposal mischaracterizes the operation of Microsoft’s 401(k) plan, over-simplifies or disregards the strict fiduciary framework to which the plan is subject under applicable law, and minimizes the efforts made to offer plan participants a broad range of investment options, including those that account for Environmental, Social, and Governance (“ESG”) factors, within that framework. We do not believe the request for Microsoft’s Board to provide a report assessing how available funds within the Microsoft 401(k) plan are addressing risks of climate change is the appropriate mechanism to ensure the prudent ongoing stewardship of the plan, in accordance with applicable law.

Microsoft’s 401(k) plan is overseen by a management-level fiduciary committee, which utilizes several investment advisors, including a third-party fiduciary investment consultant. The committee has worked diligently to offer participants a broad range of investment strategies across different asset classes and investment styles, to allow participants to diversify their investments and pursue their individual retirement objectives based on their own risk tolerance. This includes access to investment options that take into account or specifically focus on green energy and climate solutions, in accordance with the committee’s fiduciary duties.

The proposal incorrectly asserts or implies that Microsoft “defaults” employees into the BlackRock LifePath target date funds, and that those funds hold the “vast majority” of plan assets as a result. Rather, almost all new participants in the plan are required to affirmatively elect their investments, and indeed most plan assets currently are not invested in the BlackRock LifePath funds. The Microsoft 401(k) plan offers a carefully curated and closely monitored investment lineup, in accordance with the strict fiduciary requirements imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”), as implemented by Department of Labor regulations and guidance. The Department of Labor recently proposed changes to its rules which, if finalized, may allow fiduciaries additional flexibility in the fund selection process in the future. The plan’s fiduciary committee evaluates plan offerings on an ongoing basis, and remains committed to doing so, with due consideration of any changes in the law that may impact the process for selecting core plan investment offerings.

Of note, nearly all of the investment managers for funds offered in the Microsoft 401(k) plan’s core lineup are signatories to the UN Principles on Responsible Investment, and already incorporate ESG factors into their investment process and practices, to varying extents.

Recognizing the diverse interests of employees and participants in having access to a wide range of additional investment options and strategies, including funds focused on green energy and other ESG initiatives, the Microsoft 401(k) plan’s self-directed brokerage window offers hundreds of ESG-themed options. The plan also has made a number of enhancements to streamline and simplify the process of enrolling in the self-directed brokerage window and filtering available investment options to identify those that are classified as ESG-themed. For example, Microsoft worked with the plan’s recordkeeper to facilitate a one-click search tool to identify the numerous “Socially Responsible Investment” options that are available, and regular email communications to plan participants specifically call out that tool as a resource.

In summary, the Microsoft 401(k) plan offers participants a broad range of core investment options in accordance with prevailing ERISA fiduciary standards, and nearly all of the investment managers for those offerings account for ESG factors in their investment process and practices. The plan also allows participants to choose from a huge range of other investment options, including hundreds of climate-friendly and other ESG-themed options that can be easily identified and filtered, via the self-directed brokerage window. The requested report does not clearly relate to the current operations of the Microsoft 401(k) plan or the strict fiduciary framework under ERISA, nor would it affect the funds actually available for selection in the plan.

2022 PROXY STATEMENT	75

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Shareholder Proposal 4

Boston Common Asset Management and Impact Investors have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Defense Customer Use of Microsoft Technology

One-third of managed assets incorporate sustainability criteria, representing $17 trillion in investments.1 More responsible fund dollars are invested in Microsoft than in any other single company.2 Microsoft advances the UN Sustainable Development Goals, established principles for responsible use of artificial intelligence (“AI”), and recognizes privacy as a “fundamental human right.”3

Microsoft demands the same ethics in its supply chain: “When it comes to labor and human rights, we leave no doubt as to the standards we expect. Our standards apply to all our suppliers.”4 However, military customers of Microsoft’s products and services may use the company’s technology in ways that conflict with Microsoft’s policies or otherwise raise concerns. Microsoft has established principles for responsible use of AI; however, these do not cover all products and services related to military contracts to address the company’s operational exposure to human rights violations potentially involved in military operations and missions.

Risks in working with government customers on military contracts include weaponization of the company’s technology, supplanting human decision-making with artificial intelligence, and using its products to gamify warfare and for surveillance. Absence of standards can result in privacy, civil, and human rights violations, and circumvents legal requirements including international legal standards for warfare. This disproportionately impacts the rights of people of color, activists, and immigrants and the mental health and suicide rates of government personnel and contractors, service members and veterans.

Contracts that raise concerns:

•

Microsoft’s HoloLens product recently moved from a prototype tested by the U.S. Army to a $21 billion Integrated Visual Augmentation System (IVAS) production contract for a military version to enable enhanced vision using AI-powered technology. The Army intends its close-combat lethality units to use IVAS in warfare to achieve “overmatch” against enemy forces.

•

The prospective, 10-year, $10 billion contract for the Joint Enterprise Defense Infrastructure (“JEDI”) with Department of Defense will provide cloud services to assist with development of AI capabilities to operationalize warfare.

In addition to brand, reputational and financial risk, company employees have protested the conversion of their work-products to tools of war and surveillance.5 Leaving these concerns unaddressed impacts employee morale, compromises work quality and productivity, and hamstrings recruitment efforts.

Whereas shareholders are concerned about potential harms to the company and society as set forth above, we urge shareholders to vote in favor of the following resolution:

Resolved, that the board commission an independent report to assess whether governmental customer use of Microsoft’s technology, including defense contract use, does or can contribute to violations of privacy, civil and human rights, and conflicts with the policies and principles set forth in Microsoft’s CSR Report and other public disclosures.

1	https://www.ussif.org/files/Trends%20Report%202020%20Executive%20Summary.pdf

2	https://qz.com/1803716/microsoft-is-the-biggest-recipient-of-esg-rsi-stock-fund-investment/

3	Microsoft’s 2020 Corporate Social Responsibility Report at p.25.

4	Id. at p.16.

5	Microsoft employees fight Army’s plans to use HoloLens and Microsoft employees’ open letter protests against JEDI contract.

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Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

Microsoft has worked with the U.S. Department of Defense on a longstanding and reliable basis for four decades. You’ll find Microsoft technology throughout the United States military, helping power its front office, field operations, bases, ships, aircraft, and training facilities. As Microsoft bid on some significant new military contracts over the past several years, Microsoft’s Senior Leadership Team deliberated and made a principled decision that we’re not going to withhold technology from institutions that we have elected in democracies to protect the freedoms we enjoy.

We’ve communicated that position with employees and in external communications like blog posts. As a result, we do not believe the requested third-party analyses would advance the interests of Microsoft, its shareholders, or other stakeholders. To summarize our approach:

•

First, we are committed to providing our technology to the United States military and our expertise and perspective on technology issues ranging from cybersecurity to the ethical use of Artificial Intelligence. We depend on the military to defend our country, and we want it to have access to the best technology the country has to defend it, including from Microsoft.

•

Second, we will not only be active but proactive in working to address the ethical issues that new technology creates for the military. In a democratic country like the United States where the military is accountable to civilian authorities, we believe the best way for us to address this is not to withhold our technology but rather to engage in discussions with the country’s institutions, including testimony before Congress, engagement with the Executive Branch, and the military itself. As we’ve worked to implement our own Responsible AI principles, we’ve worked to share with customers like the military our learnings and approach including our own internal Responsible AI Standard and a broad set of tools to facilitate the responsible assessment, development, and deployment of AI solutions. As we share information with those in the military and the government about AI technologies, equally we have a lot to learn ourselves by engaging with these institutions about this ethical field.

•

Third, we understand that some employees may have different views. We don’t ask or expect everyone who works at Microsoft to support every position the Company takes. We also respect the fact that some employees may not wish to work on certain projects. We have an approach that ensures that people who have such concerns can raise them, and we work with them to the extent feasible to address these concerns. We’re transparent about our decision-making and will continue to have that dialogue.

In short, Microsoft has been open about its principled approach to pursuing the military contracts cited in this proposal and our broader work with the United States military and worked to help inform discussions about ethical uses of our technologies. We do not believe the third-party assessment this proposal calls for is necessary to continue our thoughtful approach.

2022 PROXY STATEMENT	77

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Shareholder Proposal 5

Harrington Investments, Inc. has advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Microsoft 2022

Microsoft (MSFT) developed an augmented reality headset to provide night vision, thermal sensing, and monitoring of vital signs, initially intended for gaming purposes, then the US Army adapted this product to be used for military training and combat.1

In March 2021, our Company was awarded a $479 million Integrated Visual Augmentation System (IVAS) contract with the US Department of the Army. This later became a $22 billion contract for a semi-custom version of IVAS to rapidly develop, test, and manufacture a single platform that soldiers can use to fight, rehearse, and train that provides increased lethality, mobility, and situational awareness necessary to achieve overmatch against our current and future adversaries.

In 2019, amidst the contract negotiation with the military, MSFT employees pushed back in a letter to the Company stating they “do not want to become war profiteers” and they “did not sign up to develop weapons” and “demand a say in how our work is used”2;

“It will be deployed on the battlefield and works by turning warfare into a simulated ‘video game,’ further distancing soldiers from the grim stakes of war and the reality of bloodshed,” Microsoft workers warn. Simply put, the application of HoloLens within the IVAS system is “designed to help people kill.”

Regardless of how our Company positions itself by making public statements, the outcome is a significant contract with the U.S. military and Microsoft is actively working to develop what employees, other stakeholders, including shareholders, and the public view as a weapons system used in war.

Involvement in the development of weapons poses a serious risk to a company’s reputation, especially for investors and stakeholders, as the trend towards ESG and SRI is on the rise. Is it prudent for our Company to be identified as a weapons developer?

BE IT RESOLVED,

Shareholders request that the board issue an independent, third-party report, at reasonable expense and excluding proprietary information, to assess the reputational and financial risks to the company for being identified as a company involved in the development of weapons used by the military for training and/or combat purposes.

1	https://www.forbes.com/sites/jasonevangelho/2019/02/23/microsoft-employees-upset-about-hololens-as-u-s-military-weapon/?sh=3013d9834822

2	https://www.newsweek.com/what-hololens-microsoft-workers-call-bosses-drop-us-military-contract-we-did-1341560

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1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

While this proposal asks for a report on reputational and financial risks associated with military contracts rather than human rights risks, we consider the proposal to substantially overlap with Proposal 4 and will reiterate our arguments in opposition to it.

As we noted previously, Microsoft has worked with the U.S. Department of Defense on a longstanding and reliable basis for four decades. You’ll find Microsoft technology throughout the United States military, helping power its front office, field operations, bases, ships, aircraft, and training facilities. As Microsoft bid on some significant new military contracts over the past several years, Microsoft’s Senior Leadership Team deliberated and made a principled decision that we’re not going to withhold technology from institutions that we have elected in democracies to protect the freedoms we enjoy. That decision included consideration of reputational and associated business risks associated with our work with the U.S. military.

We’ve communicated that position with employees and in external communications like blog posts. As a result, we do not believe the requested third-party analyses would advance the interests of Microsoft, its shareholders, or other stakeholders. To summarize our approach:

•

First, we are committed to providing our technology to the United States military and our expertise and perspective on technology issues ranging from cybersecurity to the ethical use of Artificial Intelligence. We depend on the military to defend our country, and we want it to have access to the best technology the country has to defend it, including from Microsoft.

•

Second, we will not only be active but proactive in working to address the ethical issues that new technology creates for the military. In a democratic country like the United States where the military is accountable to civilian authorities, we believe the best way for us to address this is not to withhold our technology but rather to engage in discussions with the country’s institutions, including testimony before Congress, engagement with the Executive Branch, and the military itself. As we’ve worked to implement our own Responsible AI principles, we’ve worked to share with customers like the military our learnings and approach including our own internal Responsible AI Standard and a broad set of tools to facilitate the responsible assessment, development, and deployment of AI solutions. As we share information with those in the military and the government about AI technologies, equally we have a lot to learn ourselves by engaging with these institutions about this ethical field.

•

Third, we understand that some employees may have different views. We don’t ask or expect everyone who works at Microsoft to support every position the Company takes. We also respect the fact that some employees may not wish to work on certain projects. We have an approach that ensures that people who have such concerns can raise them, and we work with them to the extent feasible to address these concerns. We’re transparent about our decision-making and will continue to have that dialogue.

In short, Microsoft has been open about its principled approach to pursuing the military contracts cited in this proposal and our broader work with the United States military and worked to help inform discussions about ethical uses of our technologies. We do not believe the third-party assessment this proposal calls for is necessary to continue our thoughtful approach.

2022 PROXY STATEMENT	79

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Shareholder Proposal 6

AkademikerPension and co-filers have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Resolution: Tax Transparency

RESOLVED: Shareholders request that the Board of Directors issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI) Tax Standard.

Supporting Statement

Profit shifting by corporations is estimated to cost the US government $70 – 100 billion annually.1 Globally, the OECD estimates revenue losses of $100 – 240 billion.2 The PRI, representing investors with $89 trillion assets under management, states that tax avoidance is key driver of global inequality.3

With the COVID-19 pandemic resulting in large deficits for many governments, there has been increased government and community focus on whether corporations are paying a “fair share” of tax and contributing to societies where profits are earned. 90% of companies believe that the financial impacts of the pandemic may lead to more tax disputes, while 38% expect authorities to become more rigorous in tax examinations.4

In October 2021, 136 countries agreed to a framework for global tax reform.5 In the US, increases in infrastructure and social spending are linked to tax reforms.6 The proposed Disclosure of Tax Havens and Offshoring Act will require public country-by-country reporting (CbCR) of financial (including tax) data by SEC-registered companies. In November 2021, the European Union approved a directive to implement a form of public CbCR for multinationals operating in the European Union with group revenue of over $860 million.7

Currently, Microsoft does not disclose revenues or profits in non-US markets, and foreign tax payments are not disaggregated, challenging investors’ ability to evaluate the risks to our company of taxation reforms, or whether Microsoft is engaged in responsible tax practices that ensure long term value creation for the company and the communities in which it operates. Microsoft’s approach to taxation has been repeatedly challenged by tax authorities globally.8 In 2020, an Irish subsidiary recorded profits of $315 billion, despite having no employees.9

The GRI Standards are the world’s most utilized reporting standard.10 The GRI Tax Standard was developed in response to investor concerns regarding the lack of corporate tax transparency and the impact of tax avoidance on governments’ ability to fund services and support sustainable development.11 It is the first comprehensive, global standard for public tax disclosure and requires public reporting of a company’s business activities, including revenues, profits and losses, and tax payments within each jurisdiction.12

This proposal would bring our company’s disclosures in line with leading companies who already report using the Tax Standard.13 Our company already reports CbCR information to OECD tax authorities privately, so any increased reporting burden is negligible.

1	https://thefactcoalition.org/trillions-at-stake-behind-the-numbers-at-play-in-u-s-international-corporate-tax-reform/.
2	https://www.washingtonpost.com/us-policy/2020/11/19/global-tax-evasion-data/
3	https://www.globalreporting.org/about-gri/news-center/backing-for-gri-s-tax-standard/
4	https://www2.deloitte.com/content/dam/Deloitte/global/Documents/dttl-tax-beps-survey-2021-report.pdf
5	https://www.oecd.org/tax/international-community-strikes-a-ground-breaking-tax-deal-for-the-digital-age.htm.
6	https://thefactcoalition.org/international-tax-reform-in-build-back-better-act-a-promising-start/
7	https://www.internationaltaxreview.com/article/b1vf7yc65qpzcd/this-week-in-tax-eu-on-track-for-public-cbcr-by-2023
8

https://www.propublica.org/article/the-irs-decided-to-get-tough-against-microsoft-microsoft-got-tougher; https://www.theguardian.com/australia-news/2015/apr/08/google-apple-and-microsoft-defend-tax-set-up-that-shifts-revenue-offshore

9	https://www.theguardian.com/world/2021/jun/03/microsoft-irish-subsidiary-paid-zero-corporate-tax-on-220bn-profit-last-year
10	https://assets.kpmg/content/dam/kpmg/xx/pdf/2020/11/the-time-has-come.pdf
11	https://www.globalreporting.org/about-gri/news-center/backing-for-gri-s-tax-standard/
12	https://www.globalreporting.org/standards/media/2482/gri-207-tax-2019.pdf
13	https://www.globalreporting.org/about-gri/news-center/momentum-gathering-behind-public-country-by-country-tax-reporting/

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Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

The tax transparency report the proposal requests is unnecessary because we provide abundant disclosure about our tax situation in multiple jurisdictions through existing frameworks. In addition, we support broad-based international tax reform and policies that foster economic growth, investment, and job creation. We comply with the tax laws in every jurisdiction in which we operate. As provided in its charter, the Audit Committee of the Microsoft Board of Directors oversees our tax strategy and compliance, reviewing with management the Company’s tax-related policies and processes. This includes regular reports on tax compliance, tax reform initiatives, and other developments in the U.S. and worldwide.

First, as noted we already provide extensive tax information in a variety of forums. Our Annual Report on Form 10-K filed with the Securities and Exchange Commission provides detailed information regarding our U.S. federal, state, and international income taxes and other tax related information for the years covered by the report. A number of Microsoft subsidiaries, including in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, South Korea, Spain, Sweden, and the United Kingdom currently file statutory reports which are publicly available. Microsoft also publishes tax strategy statements as required in the United Kingdom, Poland, and Singapore which set out our approach to managing the Company’s tax affairs.

In addition, Microsoft currently provides annual country-by-country reports on a confidential basis to tax authorities as agreed by countries participating in the Organization for Economic Cooperation & Development (“OECD”). These reports include specific tax information by country and are shared among tax authorities providing them information to undertake a high-level risk assessment of our tax affairs. Confidentiality of this information and sharing only though information exchange networks established by treaty was key to the multinational OECD agreement, due to its competitively sensitive nature and the need to ensure appropriate use by treaty and information exchange partners.

Although public country-by-country reporting is not currently required, Microsoft expects to comply with European Union public country-by-country reporting requirements as required effective for our fiscal year 2025.

Second, we support tax reform and transparency through ongoing, orderly, multilateral processes. Microsoft has expressed support for the OECD’s multilateral international tax reform efforts. Contrary to the proponent’s assertion that its proposal would bring our company’s disclosures in line with leading companies who already report using the Global Reporting Initiative Tax Standard (“GRI Tax Standard”), we are not aware of any widespread adoption of the GRI Tax Standard by U.S. businesses, including by any large U.S. technology companies. We believe it would be premature to adopt this voluntary standard in advance of the forthcoming public country-by-country reporting in the European Union noted above.

Detailed disclosures required by the Tax Standard could result in unintended negative impacts, including the release of proprietary competitive information regarding our operations and cost structures. We believe the Tax Standard’s narrow focus on corporate income taxation also oversimplifies a complex system of fiscal and public policy determinations each country makes on revenue sources, including consumption taxes, individual taxes, business taxes, etc.

The OECD multilateral negotiations are working towards international tax reforms with the expectations of signing an agreement in 2023. As noted in July 2022 OECD Progress Report on Amount A of Pillar One: “The work on the detailed provisions of the Multilateral Convention (‘MLC‘) and its Explanatory Statement are expected to be completed so that a signing ceremony of the MLC can be held in the first half of 2023 with the objective of enabling it to enter into force in 2024 once a critical mass of jurisdictions as defined by the MLC have ratified it.”1 These multilateral efforts should be allowed to progress through the negotiation and cooperation of governments, businesses, and other interested stakeholders.

[1]

OECD (2022), Progress Report on Amount A of Pillar One, Two-Pillar Solution to the Tax Challenges of the Digitalisation of the Economy, OECD/G20 Base Erosion and Profit Shifting Project, OECD, Paris, https://www.oecd.org/tax/beps/progress-report-on-amount-aof-pillar-one-july-2022.pdf.

2022 PROXY STATEMENT	81

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

5. Information About the Meeting

Date, Time, and Place of Meeting

Date: December 13, 2022

Time: 8:30 a.m. Pacific Time

Virtual Meeting Location: virtualshareholdermeeting.com/MSFT22

This Proxy Statement was first mailed to shareholders on or about October 31, 2022. It is furnished in connection with the solicitation of proxies by the Board of Directors of Microsoft Corporation to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting.

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy during the meeting. A shareholder may revoke a proxy by timely executing and delivering, by Internet, telephone, or mail, another proxy dated as of a later date, or by delivering a signed statement to our Corporate Secretary at or prior to the Annual Meeting.

Proxy Materials are Available on the Internet

We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On October 31, 2022, we mailed a Notice of Internet Availability of Proxy Materials to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

Participating in the Annual Meeting

This year’s Annual Meeting will be held in a virtual format through a live webcast.

You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on October 12, 2022, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at virtualshareholdermeeting.com/MSFT22, you must enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial shareholder, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your Control Number.

The question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at proxyvote.com after logging in with your Control Number. Questions may be submitted during the Annual Meeting through virtualshareholdermeeting.com/MSFT22.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately thirty minutes before the meeting on December 13, 2022. If you have difficulty accessing the meeting, please call 1-844-986-0822 (toll free) or 303-562-9302 (international). We will have technicians available to assist you.

We will also make the Annual Meeting viewable to anyone interested in a Microsoft Teams broadcast at microsoft.com/investor. If you view the meeting via the Microsoft Teams broadcast, you will be able to watch the Annual Meeting but will not be able to vote your shares or ask questions through Microsoft Teams.

Soliciting Proxies

The Board of Directors is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of Microsoft, none of whom will receive any additional compensation for their services. D.F. King & Co., Inc. may solicit proxies at a cost we anticipate will not exceed $20,000. These solicitations may be made personally or by mail, telephone, messenger, email, or other electronic transmission. Microsoft will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Microsoft will pay all proxy solicitation costs.

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Householding

We deliver a single Proxy Statement and Annual Report, along with individual proxy cards or individual Notices of Internet Availability, to certain shareholders sharing the same address unless we have received contrary instructions. If you are a registered shareholder and would like to either participate in householding or receive separate copies of this year’s and/or future proxy materials, please contact our transfer agent, Computershare, by mail at P.O. Box 43006, Providence, RI, 02940-3078; by phone at 800-285-7772, option 1; or by email at web.queries@computershare.com. If you are a beneficial shareholder, you may contact the broker or bank where you hold the account.

Election of Directors

Twelve directors are to be elected during the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. If, for any reason, no directors are elected at an annual meeting, a slate of directors may be elected at a special meeting of shareholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 1 – Governance and our Board of Directors to serve as directors unless the shareholder indicates to the contrary on the proxy. All of this year’s nominees are current directors. The Board expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board. A nominee who does not receive a majority of the votes cast will not be elected. Except as explained in the next paragraph, an incumbent director who is not elected because he or she does not receive a majority vote will continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which the election inspector determines the voting results as to that director, (b) the date on which the Board of Directors appoints an individual to fill the office held by that director, or (c) the date of that director’s resignation.

The Board of Directors may fill any vacancy resulting from the non-election of a director, or fill the office held by a holdover director, as provided in our Bylaws. The Governance and Nominating Committee will consider promptly whether to fill the office of a nominee who fails to receive a majority vote and make a recommendation to our Board about filling the office.

The Board of Directors will act on the Governance and Nominating Committee’s recommendation and within 90 days after certification of the shareholder vote will disclose publicly its decision.

Additional details about this process are specified in our Bylaws, which are available on our website at aka.ms/policiesandguidelines.

Voting

Shareholders Entitled to Vote; Quorum

Shareholders of record at the close of business on October 12, 2022, will be entitled to vote during the meeting on the basis of one vote for each share held. Shareholders as of the record date are encouraged to vote prior to the meeting (1) via the Internet, (2) by phone, or (3) if you received your proxy materials by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form. On October 12, 2022, there were 7,456,502,484 shares of common stock outstanding, held of record by 85,585 shareholders.

A majority of the outstanding shares of Microsoft common stock is required to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” or, in the case of an uncontested election of directors, “withheld,” will be included in the number of shares present during the Annual Meeting to determine whether a quorum is present.

Vote Required; Effect of Abstentions and Broker Non-Votes

For each nominee and proposal submitted to the shareholders for a vote, approval requires a vote of the majority of the votes cast. A majority of votes cast means the number of shares cast “for” a nominee or proposal exceeds the number of votes cast “against” that nominee or proposal. Abstentions will not be counted as votes cast. Uninstructed shares will not be counted as votes cast except with respect to the Ratification of the Selection of our Independent Auditor, for which brokers and custodians have discretion to vote. A ballot for a nominee that is marked “withheld” will also not be counted as a vote cast.

2022 PROXY STATEMENT	83

1	GOVERNANCE AND OUR BOARD OF DIRECTORS	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

	Votes Required for Approval	Abstentions	Uninstructed Shares

Management Proposals
Election of 12 Directors	Majority of votes cast	No effect	No effect
Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”)	Majority of votes cast	No effect	No effect
Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2023	Majority of votes cast	No effect	Discretionary vote

Shareholder Proposals
Cost/Benefit Analysis of Diversity and Inclusion	Majority of votes cast	No effect	No effect
Report on Hiring of Persons with Arrest or Incarceration Records	Majority of votes cast	No effect	No effect
Report on Investment of Retirement Funds in Companies Contributing to Climate Change	Majority of votes cast	No effect	No effect
Report on Government Use of Microsoft Technology	Majority of votes cast	No effect	No effect
Report on Development of Products for Military	Majority of votes cast	No effect	No effect
Report on Tax Transparency	Majority of votes cast	No effect	No effect

Vote Confidentiality

We maintain the confidentiality of the votes of individual shareholders. Ballots, proxy forms, and voting instructions returned to brokerage firms, banks, and other holders of record are kept confidential. Only the proxy solicitor, proxy tabulator, and inspector of election have access to the ballots, proxy forms, and voting instructions. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy forms, and voting instructions only if there is a proxy contest, if the shareholder authorizes disclosure, to defend legal claims, or as otherwise required by law. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments.

Tabulation of Votes

Our independent election inspector, Broadridge Financial Services, will tabulate votes cast by proxy or electronically during the meeting. We expect to publish the final vote tabulation on our website at microsoft.com/investor/corporate-governance/votingresults and report the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

Where to Find More Proxy Voting Information

•	The SEC website has a variety of information about the proxy voting process at sec.gov/spotlight/proxymatters.shtml

•	Contact the Microsoft Investor Relations department through our website at microsoft.com/investor or by phone at 425-706-4400

•	You may view our Annual Report and vote your shares at proxyvote.com

•	Contact the broker or bank through which you beneficially own your shares

Where to Find our Corporate Governance Documents

Copies of our Board committee charters and other governance documents listed in Part 1 – Governance and our Board of Directors can be found at aka.ms/policiesandguidelines. We will provide any of the foregoing information to a shareholder without charge upon written request to MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399.

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Proposals by Shareholders for 2023 Annual Meeting

Any shareholder who wishes to submit a proposal, director nomination, or to present matters at next year’s shareholders meeting should comply with applicable Bylaws and SEC requirements, which are identified in the table below.

Submission	Rules and Requirements	Deadline

Shareholder proposals for inclusion in next year’s annual meeting proxy materials	SEC Rule 14a-8	No later than close of business (5:30 p.m. Pacific Time) on June 29, 2023

Proxy Access Director Nominees	Section 1.14 of Bylaws	Between May 30, 2023, and close of business on June 29, 2023, assuming we do not change the date of our 2023 meeting date to be more than 30 days before or 60 days after the first anniversary of the date this definitive Proxy Statement is first released to shareholders

Notice Provision for Other Items of Business or non-Proxy Access Director Nominees	Section 1.13 of Bylaws	Between August 15, 2023, and close of business on September 14, 2023, assuming we do not change the date of our 2023 meeting to be more than 30 days before or 60 days after the first anniversary date of our 2022 Annual Meeting

Where to Submit

Electronically	askboard@microsoft.com

By Mail	MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation One Microsoft Way, Redmond, Washington 98052-6399

Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of Rule 14a-19(b). We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel. Microsoft will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Other Business

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to our Board, no matters are to be brought before the meeting other than as specified in the notice of meeting. In addition to the scheduled items of business, the meeting may consider such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural matters and matters relating to the conduct of the meeting. If other business is properly brought before the meeting, the persons voting proxies will vote in accordance with their best judgment.

Representatives of Deloitte & Touche will attend the Annual Meeting, have an opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions.

DATED: Redmond, Washington, October 27, 2022.

2022 PROXY STATEMENT	85

Microsoft Employee Giving

Microsoft employees are passionate about giving time, money, and skills to address the issues facing our world. It’s part of our culture and how we live our mission – that’s why our employees have given $255.4 million with corporate match in fiscal year 2022 and a total of $698.1 million with corporate match over the past three fiscal years.

Drive More Impact with Nonprofit Offers from Microsoft

We’re committed to delivering relevant, affordable, and innovative cloud solutions to help nonprofits tackle the world’s biggest challenges. Get grants and discounts across our cloud products including Azure, Dynamics 365, and Microsoft 365, as well as for industry-specific solutions like Fundraising and Engagement. Get started at microsoft.com/nonprofits.

C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR code above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 12, 2022 for shares held directly and by 11:59 p.m. Eastern Time on December 8, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting Gotowww.virtualshareholdermeeting.com/MSFT22You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 12, 2022 for shares held directly and by 11:59 p.m. Eastern Time on December 8, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D90889-P79402-Z83313KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYMICROSOFT CORPORATION The Board of Directors recommends a vote "FOR" EACH OF THE FOLLOWING NOMINEES, "FOR" Proposal 2 and 3.Election of Directors: (The Board recommends a vote FOR each nominee) For Against Abstain 01.Reid G. Hoffman 02. Hugh F. Johnston 03.Teri L. List 04. Satya Nadella 05. Sandra E. Peterson 06. Penny S. Pritzker 07. Carlos A. Rodriguez 08.Charles W. Scharf 09. John W. Stanton 10.John W. Thompson 11. Emma N. Walmsley 12.Padmasree Warrior 2. (The Advisory Board vote recommends to approve a named vote FOR executive this proposal) ofcer compensation For Against Abstain 3. Ratication of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2023 (The Board recommends a vote FOR this proposal) 4 The through Board 9. of Directors recommends a vote "AGAINST" ProposalsFor Against Abstain 4. (The Shareholder Board recommends Proposal - Cost/Benet a vote AGAINST Analysis this of Diversity proposal) and Inclusion 5. Shareholder Proposal - Report on Hiring of Persons with Arrest or Incarceration Records (The Board recommends a vote AGAINST this proposal) 6.Shareholder Proposal - Report on Investment of Retirement Funds in Companies Contributing to Climate Change (The Board recommends a vote AGAINST this proposal) 7. Shareholder Proposal - Report on Government Use of MicrosoftTechnology (The Board recommends a vote AGAINST this proposal)8. Military Shareholder Proposal - Report on Development of Products for (The Board recommends a vote AGAINST this proposal) 9. (The Shareholder Board recommends Proposal - Report a vote on AGAINST Tax Transparency this proposal) Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized ofcer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annual Shareholders Meeting Information: www.virtualshareholdermeeting.com/MSFT22 Date: December 13, 2022 Time: 8:30 AM PT Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D90890-P79402-Z83313 MICROSOFT CORPORATION This Proxy is Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints JOHN W. THOMPSON and SATYA NADELLA, and each of them, with full power of substitution, as proxies to vote all the shares the undersigned is entitled to vote at the Annual Shareholders Meeting of the Company to be held virtually December 13, 2022 at 8:30 a.m. Pacic Time and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement of the Annual Shareholders Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side